Exhibit 10.6

THIRD AMENDED AND RESTATED

UNDERWRITING AND CONTINUING

INDEMNITY AGREEMENT

dated

December 22, 2003

among

GREAT LAKES DREDGE & DOCK CORPORATION,

CERTAIN OF ITS SUBSIDIARIES,

TRAVELERS CASUALTY AND SURETY COMPANY

and

TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

i

ii

SECTION 8.8	ORAL MODIFICATIONS INEFFECTIVE	35
SECTION 8.9	NOTICES	35
SECTION 8.10	REAFFIRMATION AND RESTATEMENT	35
SECTION 8.11	CONFIDENTIALITY	36
SECTION 8.12	RELEASE OF LIENS	36
SECTION 8.13	SUCCESSORS AND ASSIGNS	36

EXHIBIT A	-	Form of Supplemental Signature Page
EXHIBIT B	-	Form of Pledge Agreement
EXHIBIT C	-	Form of Security Agreement (A/R)
EXHIBIT D	-	Form of Security Agreement (Equipment)
EXHIBIT E	-	Form of Vessel Mortgage (First)
EXHIBIT F	-	Form of Vessel Mortgage (Second)

SCHEDULE 1.1	-	Permitted Liens
SCHEDULE 5.7	-	Insurance
SCHEDULE 5.9	-	Litigation
SCHEDULE 5.10	-	Subsidiaries
SCHEDULE 5.11	-	Real Property
SCHEDULE 5.12	-	Equipment
SCHEDULE 5.13	-	Vessels
SCHEDULE 6.4	-	Insurers
SCHEDULE 6.12	-	Existing Debt and Contingent Liabilities
SCHEDULE 6.15	-	Investments
SCHEDULE 6.17	-	Affiliate Transactions

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THIRD AMENDED AND RESTATED

UNDERWRITING AND CONTINUING

INDEMNITY AGREEMENT

THIS THIRD AMENDED AND RESTATED UNDERWRITING AND CONTINUING INDEMNITY AGREEMENT (the “Agreement”), made and entered into this 22nd day of December, 2003, is among (i) GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation (“HOLDINGS”), and the SUBSIDIARIES of HOLDINGS from time to time signatories hereto (collectively with HOLDINGS, the “INDEMNITORS”), and (ii) TRAVELERS CASUALTY AND SURETY COMPANY, a Connecticut corporation (as assignee of Reliance Insurance Company, a Pennsylvania corporation, United Pacific Insurance Company, a Pennsylvania corporation, Reliance National Insurance Company, a Delaware corporation, and Reliance Surety Company, a Delaware corporation) (“TCASC”), and TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, a Connecticut corporation (“TRAVELERS AMERICA” and together with TCASC, “TRAVELERS”).

R E C I T A L S

WHEREAS, the PRINCIPALS are engaged in the business, among other things, of dredging, dredging reclamation, aggregate mining and supply, and marine construction in the United States and in other countries, and any PRINCIPAL, individually, jointly with others or on behalf of any of its SUBSIDIARIES, AFFILIATES or divisions or their SUBSIDIARIES, AFFILIATES or divisions now in existence or hereafter formed or acquired, or on behalf of third-party Persons, may desire or be required from time to time in connection with these businesses to deliver certain BOND(s) to OBLIGEES; and

WHEREAS, certain of the INDEMNITORS, the PRINCIPALS and TRAVELERS are parties to that certain Second Amended and Restated Underwriting and Continuing Indemnity Agreement (the “SECOND AMENDMENT AND RESTATEMENT”) dated as of August 19, 1998, which amended and restated that certain First Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of September 24, 1997 (“FIRST AMENDMENT AND RESTATEMENT”), which amended and restated that certain Amended Agreement dated as of October 15, 1991, among certain of the PRINCIPALS, certain AFFILIATES of the PRINCIPALS and TRAVELERS (as amended and restated by the FIRST AMENDMENT AND RESTATEMENT and the SECOND AMENDMENT AND RESTATEMENT, and as otherwise amended or modified, the “EXISTING AGREEMENT”); and

WHEREAS, in accordance with the terms of the EXISTING AGREEMENT, TRAVELERS has heretofore executed or procured and, upon the express condition that this Agreement and the other UNDERWRITING DOCUMENTS be executed, TRAVELERS may continue to execute or procure the execution of BOND(s), and TRAVELERS may continue previously executed BOND(s) and may forbear cancellation of such BOND(s); and

WHEREAS, each of the INDEMNITORS recognizes that BONDS are a necessary and desirable adjunct to the businesses done and to be done by the PRINCIPALS and desires to accommodate the financial, security, indemnity, exoneration and other requirements of TRAVELERS as an inducement to TRAVELERS to become surety upon obligations of the

PRINCIPALS and has therefore agreed to be bound by this Agreement and the other UNDERWRITING DOCUMENTS to which it is a party and has agreed to exercise its best efforts to permit and require the PRINCIPALS to honor and perform all of the terms of this Agreement; and

WHEREAS, TRAVELERS has agreed to act as surety or procure surety BONDS for the PRINCIPALS, subject to the understanding of the parties that TRAVELERS is under no obligation to act as surety for every bond of the PRINCIPALS, that TRAVELERS shall have the right to refuse to execute BONDS for any reason, including, without limitation, with respect to CONTRACTS which in TRAVELERS’ sole judgment present risks not contemplated by this Agreement and that the PRINCIPALS are under no obligation to obtain BONDS from TRAVELERS; and

WHEREAS, the INDEMNITORS and the PRINCIPALS now desire to amend and restate the EXISTING AGREEMENT on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the execution or procurement of any BOND(s) by TRAVELERS or the forbearance or cancellation of any existing BOND(s) by TRAVELERS and as an inducement to such execution, procurement or forbearance, we, the undersigned PRINCIPALS and INDEMNITORS, agree and bind ourselves, our successors and assigns, jointly and severally, as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 DEFINED TERMS. For the purposes of this Agreement, the following terms shall have the meanings listed below:

“AFFILIATE” means, with respect to any PERSON, any other PERSON or group acting in concert with such PERSON that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under the common control with such PERSON. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any PERSON or group of PERSONS, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such PERSON, whether through the ownership of voting securities or by contract or otherwise.

“AUTHORIZED OFFICER” means, with respect to any PERSON, the chief executive officer, president, chief financial officer, treasurer, assistant treasurer, controller or any vice president of such PERSON.

“BANK LOAN FACILITY” means that certain Credit Agreement dated as of December 22, 2003, by and among GLDD Acquisitions Corp., HOLDINGS, certain corporate affiliates thereof, the financial institutions from time to time parties thereto and Bank of America, N.A., as administrative agent to such financial institutions, and the documents, instruments and agreements executed and delivered in connection therewith, as all of the same may be amended, restated, supplemented or otherwise modified from time to time, and any credit agreement or

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other agreement or agreements relating to any refinancing, extension, renewal or replacement, in whole or in part, thereof.

“BOND(s)” means any surety agreements, undertakings, or instruments of guarantee signed by TRAVELERS on behalf of any PRINCIPAL, whether executed before or after the execution of this Agreement.

“CONTINGENT LIABILITY” means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by agreement, contingent, or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other PERSON.

“CONTRACT(s)” means any contract referred to or described in any BOND(s) issued on behalf of any PRINCIPAL.

“DEBT” means and includes, with respect to any PERSON, (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds (including, without limitation, license, bid, performance, lien or payment bonds), debentures, notes or other similar instruments, (iii) obligations which have been incurred in connection with the acquisition of property or services (including, without limitation, obligations to pay the deferred purchase price of property or services), excluding trade payables and accrued expenses incurred in the ordinary course of business, (iv) obligations secured by any LIEN or other charge upon property or assets owned by such PERSON, even though such PERSON has not assumed or become liable for the payment of such obligations, (v) obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such PERSON, notwithstanding the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of property, (vi) the principal amount of any capital lease and (vii) reimbursement obligations with respect to letters of credit.

“DEBT INDENTURE” means that certain Indenture dated as of December 22, 2003, by and among HOLDINGS, certain of the SUBSIDIARIES of HOLDINGS, and The Bank of New York, as Trustee, governing the issuance by HOLDINGS of $175,000,000 in original principal amount of its 7 3/4% Senior Subordinated Notes due 2013, as amended, restated, supplemented, modified, refunded, refinanced or replaced, in whole or in part, from time to time in accordance with Section 6.21 .

“ENVIRONMENTAL LAWS” means all international, foreign, federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative or judicial orders, licenses, authorizations and permits of, and agreements with, any governmental authorities, in each case relating to environmental, health, safety and land use and natural resource matters now or hereafter in effect; including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, as amended, the Resource Conservation and Recovery Act, the Toxic Substance Control Act, and

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the Emergency Planning and Community Right-to-Know Act, and the Occupational Safety and Health Act, and any analogous state or local laws.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereof.

“EVENT OF DEFAULT” means any one or more of the following:

(a)	Failure by the INDEMNITORS, or any of them, to pay on the date when due (and after giving effect to any applicable payment period) any obligation owing to TRAVELERS hereunder; provided , however , that any BOND premium may be disputed by any PRINCIPAL in good faith in the ordinary course of business without causing an EVENT OF DEFAULT under this clause (a); provided further , that the foregoing shall not prevent TRAVELERS from filing suit to recover any such disputed premium;

or

(b)	Failure by the INDEMNITORS, or any of them, to comply with or to perform their respective obligations under Sections 3.3, 6.7 , 6.14 , 6.16 , 6.19 , 6.20 or 6.21 of this Agreement, and, in the case of Section 6.16 , such failure shall continue for ten (10) days;

or

(c)	Failure by the INDEMNITORS, or any of them, to comply with or perform their respective obligations under any provision of this Agreement (and not constituting an Event of Default under any of the other clauses of this definition) and (1) continuance of such failure for thirty (30) days after notice thereof to the INDEMNITOR by TRAVELERS specifying such failure if such failure can be cured with diligence within such thirty-day period by the INDEMNITORS, or can be cured by the payment of money, or (2) continuance of such failure for sixty (60) days by TRAVELERS specifying such failure if such failure cannot with diligence be cured within such thirty-day period and cannot be cured by the payment of money;

or

(d)	Any representation or warranty made or deemed made by any INDEMNITOR in this Agreement or any other UNDERWRITING DOCUMENT, shall prove to have been incorrect in any material respect on or as of the date made or deemed made;

or

(e)

an OBLIGEE has declared by delivery of written notice to any PRINCIPAL that such PRINCIPAL is in default of any provision under the respective CONTRACT(s) between such PRINCIPAL and such OBLIGEE and such PRINCIPAL has failed to cure such default within that period of time provided to cure said default within such CONTRACT(s) in which such PRINCIPAL is alleged to be in default and such default results in any OBLIGEE making demand for payment or performance under any BOND provided in connection with such CONTRACT; provided , that TRAVELERS shall, upon investigation, reasonably determine in good faith that PRINCIPAL is in default under the CONTRACT(s) or such PRINCIPAL has acknowledged its default under the CONTRACT(s),

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irrespective of whether or not such PRINCIPAL is actually in default of the CONTRACT(s) (such a determination by TRAVELERS shall not be binding upon such PRINCIPAL in any dispute such PRINCIPAL may have with such OBLIGEE or a claimant under the related BOND(s); except as provided above, it shall be no defense to the enforcement of this Agreement by TRAVELERS, and co-sureties, if any, that PRINCIPAL asserts that it is not in default under the CONTRACT(s));

or

(f)	TRAVELERS has received notice or knowledge of facts giving rise to a reasonable good faith belief that it has incurred or may incur a LOSS and a PRINCIPAL has failed to cure such LOSS or to take reasonable steps to avoid the incurrence by TRAVELERS of such LOSS within thirty (30) days after receipt of written notice sent by TRAVELERS to such PRINCIPAL; provided , that no EVENT OF DEFAULT under this clause (f) shall occur if prior to the expiration of such thirty-day period such PRINCIPAL causes (1) a letter of credit with a face amount equal to such LOSS and otherwise in form and substance reasonably acceptable to TRAVELERS to be issued and delivered to TRAVELERS or (2) cash collateral in an amount equal to such LOSS to be pledged to TRAVELERS pursuant to documentation reasonably acceptable to TRAVELERS; provided further , that the providing of such letter of credit or cash collateral shall not obligate TRAVELERS to deny any claim related to such LOSS unless TRAVELERS has determined that a meritorious defense exists to such claim;

or

(g)	Any PRINCIPAL within fifteen (15) days after receipt of notice sent by TRAVELERS to such PRINCIPAL has failed, refused or delayed to pay or is unable to pay any claims, bills or other indebtedness incurred in, or in connection with, the performance of the CONTRACT(s) which claims, bills or other indebtedness TRAVELERS, upon investigation, shall have reasonably determined in good faith to be valid;

or

(h)	Any INDEMNITOR shall (i) fail to pay any DEBT or CONTINGENT OBLIGATION of such INDEMNITOR in an aggregate principal amount in excess of $5,000,000, or any interest or premium thereon, when due whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise (subject to any applicable grace periods), or (ii) fail to perform or observe any term, covenant, or condition on its part to be performed or observed under any agreement or instrument relating to any DEBT or CONTINGENT OBLIGATION of such INDEMNITOR in an aggregate principal amount in excess of $5,000,000 (subject to any applicable grace periods), if the result of such failure to perform or observe is (A) in the case of the BANK LOAN FACILITY, either to accelerate the maturity of such DEBT or to cause a PAYMENT BLOCKAGE NOTICE to be delivered to the Trustee under the DEBT INDENTURE, (B) in the case of the DEBT INDENTURE, to accelerate or permit the acceleration of the maturity of such DEBT or (C) in the case of any other DEBT or CONTINGENT OBLIGATION, to accelerate the maturity of such DEBT or CONTINGENT OBLIGATION;

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or

(i)	Any INDEMNITOR becomes insolvent or generally fails to pay, or admits in writing its inability to pay, debts as they become due; or any INDEMNITOR applies for, consents to, or acquiesces in the appointment of, a trustee, receiver or other custodian for such INDEMNITOR or for a substantial portion of its property, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for any INDEMNITOR or for a substantial part of the property of any thereof and is not dismissed or discharged within sixty (60) days; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is commenced in respect of any INDEMNITOR and if such case or proceeding is not commenced by such INDEMNITOR, it is consented to or acquiesced in by such INDEMNITOR or is not released, dismissed, vacated or fully bonded within sixty (60) days undismissed; or any INDEMNITOR takes any corporate action to authorize, or in furtherance of, any of the foregoing;

or

(j)	A final judgment or judgments (after the expiration of all times to appeal therefrom) for the payment of money in excess of $5,000,000 in the aggregate shall be rendered against any INDEMNITOR and the same shall not be (i) fully covered by insurance or (ii) vacated, stayed, bonded, paid or discharged for a period of thirty (30) days.

“EXISTING AGREEMENT” has the meaning set forth in the recitals to this Agreement.

“FINANCIAL STATEMENTS” means all those balance sheets, income statements and other financial statements of any INDEMNITOR or any AFFILIATE thereof which have been furnished to TRAVELERS for the purpose of or in connection with this Agreement and the transactions contemplated hereby.

“GAAP” is defined as generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board.

“GLDDC” means Great Lakes Dredge & Dock Company, a New Jersey corporation.

“HOLDINGS” has the meaning set forth in the recitals to this Agreement.

“INDEMNITOR” means any of HOLDINGS or any SUBSIDIARY of HOLDINGS which is a party to this Agreement as of the date hereof or which becomes a party to this Agreement after the date hereof by hereafter executing and delivering to TRAVELERS a SUPPLEMENTAL SIGNATURE PAGE and INDEMNITORS means, collectively, all of HOLDINGS and all such SUBSIDIARIES of HOLDINGS.

“INTERCREDITOR AGREEMENT” means that certain Intercreditor Agreement dated as of December 22, 2003, by and among GLDD Acquisitions Corp., HOLDINGS, certain

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SUBSIDIARIES of HOLDINGS, Bank of America, N.A., as administrative agent, and TRAVELERS, and the documents, instruments and agreements executed and delivered pursuant thereto, as all of the same may be amended, restated, supplemented or otherwise modified from time to time, and any other intercreditor agreement in replacement thereof which is in form and substance acceptable to TRAVELERS.

“LIEN” means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement to assure payment of DEBT, encumbrance, lien (statutory or other), charge, or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing).

“LIMITED SUBSIDIARY” means (a) any SUBSIDIARY which is not an INDEMNITOR and (b) any INDEMNITOR which is not a wholly-owned SUBSIDIARY of HOLDINGS; provided , that North American Site Developers, Inc. shall not be deemed to be a LIMITED SUBSIDIARY for purposes of this Agreement.

“LOSS” means:

(a)	All damages, costs, expenses (including all reasonable attorney fees, expert fees and consulting fees and other liabilities) which TRAVELERS, or any of them, may sustain or incur by reason of executing or procuring the execution of the BOND(s), or any other BOND(s) which may be already or hereafter executed on behalf of any PRINCIPAL, or any renewal or continuation thereof; or which may be sustained or incurred by reason of making any investigation on account thereof, prosecuting or defending any action in connection therewith, obtaining a release, recovering or attempting to recover any salvage in connection therewith or enforcing by litigation or otherwise any of the provisions of this Agreement, including, but not limited to:

(1)	money judgments, amounts paid in settlement or compromise, the full amount of reasonable attorney and other professional fees incurred or paid by TRAVELERS, or any of them, court costs and fees, and interest at the prime rate or reference rate announced from time to time by Bank of America, N.A. on all sums due it from the fifteenth day following TRAVELERS’s, or any of their, demand for said sums, whether or not interest has been awarded by a court, provided , that such LOSS is not due to the gross negligence, bad faith or willful misconduct of TRAVELERS, or any of them; and

(2)	any LOSS which TRAVELERS, or any of them, may sustain or incur in connection with the CONTRACT(s) or BOND(s), whether that LOSS results from the activity of any PRINCIPAL individually or as part of a joint venture, partnership or other entity which has been or may be formed in connection with the performance of the CONTRACT(s) and in which any PRINCIPAL has an ownership interest, provided , that such LOSS is

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not due to the gross negligence, bad faith or willful misconduct of TRAVELERS, or any of them; and

(3)	any LOSS which TRAVELERS, or any of them, may sustain or incur as a result of any actions taken by TRAVELERS, or any of them, upon information provided by any INDEMNITOR, provided that such LOSS is not due to the gross negligence, bad faith or willful misconduct of TRAVELERS, or any of them;

(b)	All reasonable legal and consulting fees and related expenses incurred in connection with any application or submission by any PRINCIPAL for a proposal, bid or other BOND, whether or not TRAVELERS, or any of them, decides to issue said BOND; and

(c)	All premiums, fees, interest and other charges due TRAVELERS, or any of them, in connection with this Agreement or the BOND(s).

“LYDON” means Lydon Dredging & Construction Company, Ltd., a Canadian corporation.

“MATERIAL ADVERSE CHANGE” means a material adverse change in the condition (financial or otherwise), business, operations or prospects of HOLDINGS and its SUBSIDIARIES, taken as a whole.

“MERGER AGREEMENT” means that certain Amended and Restated Agreement and Plan of Merger, dated as of December 22, 2003, among GLDD Acquisitions Corp., a Delaware corporation (“Parent “), GLDD Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of Parent, HOLDINGS and, solely in its capacity as Stockholder Representative thereunder and for purposes of Sections 2.8, 2.9, Article VIII and Article IX thereof, Vectura Holding Company LLC.

“NET INCOME” means, for any period, the aggregate of all amounts (exclusive of all amounts in respect of any extraordinary or non-recurring gain or loss (including, without limitation, any write-off of the Chicago Flood litigation insurance receivable)) which, in accordance with GAAP, would be included as net income on a consolidated statement of income of HOLDINGS and its SUBSIDIARIES for such period.

“OBLIGEE” means any named party or parties appearing on the BOND(s) in whose favor the BOND(s) are issued.

“PAYMENT BLOCKAGE NOTICE” has the meaning assigned thereto in the DEBT INDENTURE.

“PERMITTED LIENS” means:

(a)	any LIEN in favor of TRAVELERS;

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(b)	LIENS securing the BANK LOAN FACILITY and the obligations arising thereunder (provided, that such LIENS are granted in compliance with and remain subject to the INTERCREDITOR AGREEMENT);

(c)	LIENS for taxes, assessments or other governmental charges or levies that are either not yet past due or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP;

(d)	Carriers’, warehousemen’s, landlord’s, mechanics’, workmen’s and repairmen’s LIENS or other like LIENS arising by operation of law (including maritime law) in the ordinary course of business and securing sums which are not past due, or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP;

(e)	any LIEN on assets existing on the effective date of this Agreement and listed on Schedule 1.1 to this Agreement and the continuation of any such LIEN upon a refinancing, renewal or extension of the DEBT secured by such existing LIEN ( provided , that the property subject to such LIEN is limited to the property to which such LIEN is attached prior to the effective date of this Agreement and the principal amount of such DEBT as of the effective date of this Agreement is not increased);

(f)	any LIEN on capital equipment granted to secure the purchase price thereof;

(g)	any LIEN on capital equipment granted in connection with capitalized leases of such equipment in the ordinary course of business;

(h)	LIENS (other than any LIEN imposed by ERISA or ENVIRONMENTAL LAWS) incurred or deposits (including, without limitation, security deposits) made in the ordinary course of HOLDINGS’ business or any of its SUBSIDIARIES’ businesses (including, without limitation, surety bonds and appeal bonds) in connection with workers’ compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, contracts (other than for the repayment of borrowed money or to stay a judgment pending an appeal thereof), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts, but only to the extent that the amounts secured or to be secured by such LIENS are either not delinquent or are being contested in good faith and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;

(i)	survey exceptions, encumbrances, easements or reservations of, or rights of others for, rights-of-way, sewers, electric lines, telegraph or telephone lines and other similar purposes, or zoning or other restrictions as to the use of real property or liens incidental to the conduct of such PRINCIPAL or to the ownership of its properties;

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(j)	judgment LIENS not giving rise to an Event of Default so long as such LIEN is adequately bonded within 15 days after the entry of such judgment;

(k)	LIENS arising from filing UCC financing statements for precautionary purposes in connection with true leases of personal property under which HOLDINGS or any SUBSIDIARY is lessee;

(l)	any LIENS on any property or assets acquired by HOLDINGS or any of its SUBSIDIARIES which LIEN existed prior to the acquisition thereof and was not created in contemplation of such acquisition, provided , that such LIENS attach only to the property or assets so acquired;

(m)	LIENS securing reimbursement obligations in respect of commercial letters of credit and covering the goods (or the documents of title in respect of such goods) financed by such letters of credit, which have been issued in the ordinary course of business;

(n)	any LIEN on any asset of any PERSON existing at the time such PERSON is merged or consolidated with or into HOLDINGS or any SUBSIDIARY of HOLDINGS (to the extent such merger or consolidation is permitted hereunder) and which LIEN was not created in contemplation of such event, provided , that such LIEN attaches only to the assets acquired pursuant to such merger or consolidation;

(o)	LIENS securing any interest rate, swap, hedging, currency, commodity, foreign country risk or other similar agreement;

(p)	leases or subleases (including bareboat charters) granted and entered into with others not interfering in any material respect with the businesses of HOLDINGS and its SUBSIDIARIES;

(q)	LIENS securing payment of DEBT permitted and described in clause (m) of Section 6.12, and LIENS securing payment of DEBT permitted and described in clause (d) of Section 6.12 to the extent limited to the accounts receivable financed with such DEBT;

(r)	LIENS on the VESSEL FINANCING COLLATERAL granted to secure the VESSEL FINANCING AGREEMENT;

(s)	renewals or replacements of any of the foregoing, provided that such renewed or replaced LIEN does not extend to property other than that which was encumbered by the originally permitted LIEN hereunder;

(t)	LIENS arising by operation of law or by contract encumbering insurance policies and proceeds thereof to secure the financing of premiums payable under such policies;

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(u)	customary rights of set-off, revocation, refund, or charge back under deposit agreements or under the Uniform Commercial Code of banks or other financial institutions (but not in respect of DEBT generally);

(v)	LIENS pursuant to a purchase agreement or sale agreement securing the obligations under such purchase agreement or sale agreement and encumbering solely the assets that are to be sold in any asset disposition permitted by this Agreement; and

(w)	other LIENS securing obligations that do not exceed an aggregate amount of $5,000,000 at any time outstanding.

“PERSON” means any entity, whether an individual, trustee, corporation, partnership, joint stock company, limited liability company, unincorporated organization, business association or firm, joint venture, a government or any agent or instrumentality or political subdivision thereof.

“PLAN” means any employee benefit plan (as defined in Section 3(3) of ERISA) established, maintained or to which contributions have been made by any PRINCIPAL.

“PLEDGE AGREEMENT” means a Note Pledge Agreement substantially in the form of Exhibit B hereto, executed by certain of the INDEMNITORS in favor of TRAVELERS, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“PRINCIPAL” means any of HOLDINGS, GLDDC, LYDON, and any other INDEMNITOR for whom TRAVELERS has executed a BOND; and PRINCIPALS means collectively all of the foregoing PERSONS.

“TRAVELERS” has the meaning set forth in the recitals to this Agreement.

“RESTRICTED AMOUNTS” means, as of any date, each of the following: (a) all DEBT and CONTINGENT LIABILITIES of the type described in clause (j) of Section 6.12 outstanding on such date, (b) the fair market value of all assets sold from the date hereof through such date pursuant to the terms of clause (a)(iv)(B) of Section 6.13 , and (c) investments of the type described in clause (e) of Section 6.15 outstanding on such date.

“SECURITY AGREEMENTS” means, collectively, the SECURITY AGREEMENT (A/R) and each SECURITY AGREEMENT (EQUIPMENT).

“SECURITY AGREEMENT (A/R)” means a Security Agreement (A/R) substantially in the form of Exhibit C hereto, executed by the PRINCIPALS (other than LYDON) in favor of TRAVELERS, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“SECURITY AGREEMENT (EQUIPMENT)” means each of the Security Agreement (Equipment) substantially in the form of Exhibit D hereto, executed and delivered by each of GLDDC and HOLDINGS (or any other INDEMNITOR which executes a VESSEL

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MORTGAGE after the date hereof) in favor of TRAVELERS, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“SUBORDINATED DEBT” means all DEBT of HOLDINGS issued pursuant to the DEBT INDENTURE.

“SUBSIDIARY” of a PERSON means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than 50% of the voting stock or other equity interests, is owned or controlled directly or indirectly by such PERSON, or one or more of the SUBSIDIARIES of such PERSON, or a combination thereof. Unless the context otherwise clearly requires, references herein to a “SUBSIDIARY” refer to a SUBSIDIARY of HOLDINGS.

“SUPPLEMENTAL SIGNATURE PAGE” means a supplemental signature page to this Agreement in the form of Exhibit A hereto.

“UNDERWRITING DOCUMENTS” means this Agreement, each of the SECURITY AGREEMENTS, the PLEDGE AGREEMENT, the VESSEL MORTGAGES, each BOND and any other instrument, document or agreement delivered by any INDEMNITOR in connection herewith.

“VESSEL FINANCING AGREEMENT” means that certain Credit Agreement, dated as of December 17, 2003, by and between GLDDC and General Electric Capital Corporation, and the documents, instruments and agreements executed and delivered pursuant thereto, as all of the same may be amended, restated, supplemented or otherwise modified from time to time, and any credit agreement or other agreement or agreements relating to any refinancing, extension, renewal or replacement, in whole or in part, from time to time thereof.

“VESSEL FINANCING COLLATERAL” means, collectively, (i) the Vessels Florida (Official No. 506446), Key West (Official No. 684596) and GL 184 (Official No. 652202), (ii) all insurance and requisition compensation relating to such vessels and any proceeds thereof, and (iii) all charters (other than charters entered into in connection with work being performed on a bonded project) entered into with respect to such vessels having a duration of nine months or more, and the right to receive payments of all sums thereunder.

“VESSEL MORTGAGES” means, collectively, (i) the First Preferred Fleet Mortgage substantially in the form of Exhibit E hereto, executed by GLDDC in favor of TRAVELERS, (ii) the Second Preferred Fleet Mortgage substantially in the form of Exhibit F hereto, executed by GLDDC in favor of TRAVELERS, (iii) the First Preferred Fleet Mortgage substantially in the form of Exhibit E hereto, executed by HOLDINGS in favor of TRAVELERS, (iv) the Second Preferred Fleet Mortgage substantially in the form of Exhibit F hereto, executed by HOLDINGS in favor of TRAVELERS, and (v) any other fleet mortgages or vessel mortgages at any time hereafter executed and delivered by any INDEMNITOR in connection with this Agreement and the other UNDERWRITING DOCUMENTS; in each case as any of the foregoing documents may be amended, restated, supplemented or otherwise modified from time to time.

SECTION 1.2 USE OF DEFINED TERMS. Any collective defined term and any defined term used in the plural shall be taken to encompass all members of the relevant class.

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Any defined term used in the singular preceded by “any” shall be taken to indicate any number of the members of the relevant class. A reference to any PERSON shall include all predecessors in interest of such PERSON and any successors or assigns of such PERSON, including successors by way of merger, acquisition or similar event. Any defined term used in the singular and preceded by the word “each” shall indicate all members of the relevant class, individually. A Section or an Exhibit or a Schedule is, unless otherwise stated, a reference to a section hereof or an exhibit or a schedule hereto, as the case may be. The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

SECTION 1.3 ACCOUNTING PRINCIPLES. Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied.

ARTICLE II

BOND FACILITY

SECTION 2.1 BONDS. Subject to the terms of this Agreement, TRAVELERS agrees to provide or procure surety bonds for or on behalf of the PRINCIPALS; provided , that TRAVELERS reserves the right to decline to execute any BOND(s) and if TRAVELERS executes any proposal or bid bond and if any PRINCIPAL is awarded the CONTRACT(s), TRAVELERS shall not be obligated to execute any BOND(s) required to perform the awarded contract. No claim shall be made, nor any cause of action asserted against TRAVELERS as a consequence of its failure to execute any BOND(s).

SECTION 2.2 PREMIUM PAYMENT. Each PRINCIPAL agrees to pay all premiums on the BOND(s) issued for such PRINCIPAL, computed in accordance with the regular manual of rates in effect on the date such BOND(s) are executed; such payments to be made within 45 days of receipt by INDEMNITORS of a statement therefor from TRAVELERS pursuant to the payment directions stated therein or as otherwise agreed to between INDEMNITORS and TRAVELERS. The failure of any PRINCIPAL to pay the bond premiums or the failure of TRAVELERS to receive premiums shall not provide INDEMNITORS with any defense to an action under this Agreement.

ARTICLE III

INDEMNIFICATION

SECTION 3.1 INDEMNITY. INDEMNITORS agree to indemnify, and keep indemnified, and hold and save harmless TRAVELERS against all LOSS; provided , that in no event shall any INDEMNITOR indemnify or hold harmless TRAVELERS against any LOSS arising out of the gross negligence, bad faith or willful misconduct of TRAVELERS. The duty of INDEMNITORS to indemnify TRAVELERS is a continuing duty, separate from the duty to exonerate, and survives any payments made in exoneration of TRAVELERS. Amounts due TRAVELERS pursuant to this Section shall be payable within fifteen (15) days of receipt by

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INDEMNITORS of written demand therefor. Notwithstanding anything to the contrary herein, any INDEMNITOR which is not a wholly-owned SUBSIDIARY of HOLDINGS (other than North American Site Developers, Inc.) shall indemnify and hold and save TRAVELERS harmless only as to any LOSS incurred by or on behalf of such INDEMNITOR.

SECTION 3.2 EXONERATION. INDEMNITORS recognize and acknowledge the common law right of TRAVELERS to be exonerated by PRINCIPAL for any LOSS arising out of any surety obligation undertaken by TRAVELERS in connection with any BOND, provided , that in no event shall any INDEMNITOR exonerate TRAVELERS for any LOSS arising out of the gross negligence, bad faith or willful misconduct of TRAVELERS. In the event any PRINCIPAL fails or refuses to exonerate TRAVELERS for any LOSS upon written demand therefor, all INDEMNITORS other than such PRINCIPAL agree, upon such demand by TRAVELERS, to exonerate TRAVELERS from LOSS to the same extent such INDEMNITORS agree to indemnify TRAVELERS as provided in Section 3.1 , by satisfying such PRINCIPAL’s obligations under the CONTRACT(s) and obtaining either a withdrawal of all claims against TRAVELERS under the BOND(s) or a general release. Notwithstanding anything to the contrary contained herein, any INDEMNITOR which is not a wholly-owned SUBSIDIARY of HOLDINGS (other than North American Site Developers, Inc.) shall exonerate TRAVELERS only as to BONDS issued for or on behalf of such INDEMNITOR.

SECTION 3.3 CASH COLLATERAL. Upon refusal or failure of any PRINCIPAL to exonerate TRAVELERS in accordance with the terms hereof, INDEMNITORS agree within ten (10) days of demand therefor to deposit with TRAVELERS an amount of money or other collateral of value adequate in the reasonable judgment of TRAVELERS to exonerate TRAVELERS, such funds to be held by TRAVELERS as collateral pursuant to documentation reasonably acceptable to TRAVELERS, with the right to use such funds or any part thereof at any time in payment or compromise of such LOSS, and in which funds INDEMNITORS do hereby grant to TRAVELERS a security interest to secure such LOSS. Unexpended funds by TRAVELERS pursuant to a request for exoneration hereunder shall be repaid to HOLDINGS and its SUBSIDIARIES when the liability of TRAVELERS arising out of the event for which exoneration was requested has been resolved to the reasonable satisfaction of TRAVELERS and TRAVELERS shall have been furnished with full releases of all liability under a surety obligation and have been reimbursed in full for all LOSS. Interest earned (if any) upon funds held by TRAVELERS pursuant to a request for exoneration under this Section which is not otherwise expended in accordance with this Section shall be paid to HOLDINGS and its SUBSIDIARIES.

SECTION 3.4 WAIVER OF CLAIMS AND HOLD HARMLESS. Each INDEMNITOR specifically agrees to protect, indemnify and hold harmless TRAVELERS, each of its officers, directors, employees, agents and its attorneys-in-fact against any and all LOSS that may in any way arise in connection with this Agreement and the other UNDERWRITING DOCUMENTS and the powers herein granted, specifically waiving any claim which any INDEMNITOR has or might hereafter have against TRAVELERS or its attorneys-in-fact on account of anything done in enforcing the terms of this Agreement, the BOND(s) or any other UNDERWRITING DOCUMENT except for any LOSS due to the gross negligence, bad faith, or willful misconduct of TRAVELERS. Until all obligations owing to TRAVELERS hereunder have been paid in full, each INDEMNITOR hereby waives and relinquishes in favor of

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TRAVELERS any claim or right to payment that such INDEMNITOR may have or hereafter have or acquire against any PRINCIPAL or other INDEMNITOR by subrogation, indemnification, contribution or otherwise.

SECTION 3.5 WITHDRAWAL FROM AND TERMINATION OF AGREEMENT. (a)Each INDEMNITOR expressly recognizes and covenants this Agreement as its continuing obligation to protect TRAVELERS from all LOSS. Any INDEMNITOR may notify TRAVELERS in writing of such INDEMNITOR’s withdrawal from this Agreement; and such notice shall state when, not less than fifteen (15) days after receipt of such notice by TRAVELERS, such withdrawal shall be effective. Such INDEMNITOR will not be liable under this Agreement as to any BOND(s) executed by TRAVELERS after the effective date of such notice; provided , that as to any and all such BOND(s) executed or authorized by TRAVELERS prior to the effective date of such notice and as to any and all renewals, continuations, extensions, or substitutions (and, if a proposal or bid bond has been executed or authorized prior to such effective date, as to any contract bond executed pursuant thereto) regardless of when the same are executed, such INDEMNITOR shall be and remain fully liable hereunder, as if notice had not been served. Withdrawal by any INDEMNITOR shall in no way affect the obligation of any other INDEMNITOR who has given no notice of termination to TRAVELERS.

(b) HOLDINGS may notify TRAVELERS of the termination of this Agreement by delivering written notice of such termination to TRAVELERS, such termination to be effective on a date specified in such notice which date shall not be less than fifteen (15) days from receipt of such notice; provided , that no such termination shall be effective at any time when any BONDS shall remain outstanding or any obligations under this Agreement shall remain unpaid.

SECTION 3.6 INDEMNITORS AGREE TO BECOME PARTY DEFENDANTS. In the event of legal proceedings against TRAVELERS arising out of this Agreement or the BONDS, TRAVELERS may apply for a court order making any or all of the INDEMNITORS party defendants, and each INDEMNITOR consents to the granting of such application, including consent to the jurisdiction of the court in which the application is made, and agrees to become such a party defendant or third-party defendant and to allow judgment, in the event of judgment against TRAVELERS, to be rendered also against each INDEMNITOR, jointly and severally, in like amount and in favor of TRAVELERS unless such judgment is due to the gross negligence, bad faith or willful misconduct of TRAVELERS.

SECTION 3.7 INDEMNITORS’ WAIVER OF NOTICE. INDEMNITORS waive notice of the execution, continuation, modification, renewal, enlargement or amendment of any BOND and of any fact, act or information concerning or affecting the rights or liabilities of TRAVELERS or INDEMNITORS including, but not limited to, any acts giving rise to any LOSS under the BOND(s).

SECTION 3.8 INDEMNITORS’ KNOWING CONSENT TO AGREEMENT. Each INDEMNITOR warrants that it is specifically and beneficially interested in obtaining the BOND(s) or the forbearance of cancellation of any existing BOND(s). INDEMNITORS acknowledge that the execution of this Agreement and the undertaking of indemnity was not made in reliance upon any representation concerning the responsibility of any INDEMNITOR or concerning the competence of PRINCIPAL to perform. INDEMNITORS agree to make no

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claim against TRAVELERS for any oral representations, promises or statements made to any of them by TRAVELERS or any of its agents or brokers, or for the failure of TRAVELERS to disclose facts or information to INDEMNITORS.

SECTION 3.9 INDEMNITORS’ DUTY TO REMAIN INFORMED OF PRINCIPAL’S BUSINESS. INDEMNITORS possess the duty to remain informed of all aspects of each PRINCIPAL’s business and the business activities and financial affairs of each PRINCIPAL. INDEMNITORS acknowledge that they are presently informed of the state of business activities and financial affairs of each PRINCIPAL and all INDEMNITORS. TRAVELERS possesses no obligation to inform any INDEMNITOR of any aspect of any PRINCIPAL’s business or the business activities and financial affairs of the INDEMNITORS or of the request for, or issuance of, any BOND(s).

SECTION 3.10 ENFORCEABILITY OF RIGHTS DIRECTLY AGAINST INDEMNITORS. TRAVELERS shall be entitled to enforce the obligations of this AGREEMENT directly against any INDEMNITOR without the necessity of first proceeding against the PRINCIPAL. The failure of any INDEMNITOR to perform any of the terms of this Agreement or the release of any INDEMNITOR by TRAVELERS shall not excuse or release the remaining INDEMNITORS from their obligations under this Agreement.

SECTION 3.11 ADDITIONAL INDEMNITORS. INDEMNITORS acknowledge that this Agreement can be amended by the execution and delivery of a SUPPLEMENTAL SIGNATURE PAGE to add another PERSON as an INDEMNITOR to this Agreement and INDEMNITORS waive any and all notice in connection with the addition of additional INDEMNITORS, and further acknowledge the rights and obligations provided herein shall apply to all INDEMNITORS whenever made a party to this Agreement.

ARTICLE IV

CONDITIONS PRECEDENT

SECTION 4.1 CONDITION PRECEDENT TO EFFECTIVENESS OF THIS AGREEMENT. The effectiveness of this Agreement is subject to the condition precedent that TRAVELERS shall have received on or before the day hereof each of the following, in form and substance satisfactory to TRAVELERS and its counsel:

(a)	A SECURITY AGREEMENT (A/R) duly executed by each PRINCIPAL (other than LYDON) and, unless already filed, executed Financing Statements (UCC-1) to be filed in all jurisdictions in the opinion of TRAVELERS desirable to perfect the security interest created by such SECURITY AGREEMENT (A/R);

(b)	The VESSEL MORTGAGES duly executed by the mortgagee party thereto, together with (i) any supplements thereto as applicable, and (ii) proper documentation releasing all other LIENS, if any, on the related vessels;

(c)	A SECURITY AGREEMENT (EQUIPMENT) duly executed by each INDEMNITOR party to a VESSEL MORTGAGE and, unless already filed, executed Financing Statements (UCC-1) to be filed in all jurisdictions in the

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opinion of TRAVELERS desirable to perfect the security interest created by such SECURITY AGREEMENT (EQUIPMENT);

(d)	The PLEDGE AGREEMENT duly executed by the INDEMNITORS referenced on the signature pages thereto together with a photocopy of the Master Intercompany Demand Note, evidence that Bank of America, N.A., as administrative agent under the BANK LOAN FACILITY is in receipt of the original of such Note and executed Financing Statements (UCC-1) to be filed in all jurisdictions in the opinion of TRAVELERS desirable to perfect the security interest created by such PLEDGE AGREEMENT;

(e)	The INTERCREDITOR AGREEMENT and the Proceeds Agent Agreement contemplated thereby, duly executed by the PRINCIPALS, TRAVELERS and the other parties thereto;

(f)	A favorable opinion of Winston & Strawn LLP, counsel to the PRINCIPALS and INDEMNlTORS, addressing such legal matters as TRAVELERS may require;

(g)	An officer’s certificate of HOLDINGS certifying that the BANK LOAN FACILITY, the MERGER AGREEMENT and the DEBT INDENTURE are in full force and effect, and attaching true and correct copies of the principal documents thereof;

(h)	A secretary’s certificate of each INDEMNITOR certifying copies of such party’s organizational documents, appropriate resolutions authorizing the execution, delivery and performance of this Agreement and the other UNDERWRITING DOCUMENTS to which such party is a party and certifying incumbencies and true signatures of its officers so authorized;

(i)	Evidence of the good standing of each INDEMNITOR in the jurisdiction in which such party is organized;

(j)	Evidence of the existence of insurance on the property of each PRINCIPAL, together with evidence establishing TRAVELERS as a loss payee and/or additional insured on all insurance policies relating to any tangible property on which TRAVELERS has a first LIEN under the VESSEL MORTGAGES and each SECURITY AGREEMENT (EQUIPMENT);

(k)	Such other information and documents as may reasonably be required by TRAVELERS.

SECTION 4.2 CONDITIONS PRECEDENT TO ALL BONDS. The obligation of TRAVELERS to issue any BOND shall be subject to the further conditions precedent that on the date of such issuance:

(a)	The following statements shall be true and, by its request for the issuance of such BOND, the applicable PRINCIPAL shall be deemed to have certified to TRAVELERS that as of the date of such issuance:

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(i)	the representations and warranties contained in Article V of this Agreement, in Section 4 of the SECURITY AGREEMENT (A/R), in Section 4 of each SECURITY AGREEMENT (EQUIPMENT), in Section 4 of the PLEDGE AGREEMENT and in Article I of each of the VESSEL MORTGAGES are correct in all material respects on and as of the date of such issuance as though made on and as of such date except to the extent stated to relate to an earlier date, in which case such representation and warranty shall be correct as of such earlier date;

(ii)	no authorizations, approvals or consents of, and no filings or registrations with (other than those previously made or obtained) any governmental or regulatory authority or agency are necessary for the continued performance by each PRINCIPAL and each INDEMNITOR of the UNDERWRITING DOCUMENTS to which each is a party, or for the continued validity and enforceability thereof with respect to each PRINCIPAL and each INDEMNITOR which is a party thereto; and

(iii)	no EVENT OF DEFAULT has occurred and is continuing, or would result from the issuance of such BOND;

(b)	TRAVELERS shall have received each of the following:

(i)	a SECURITY AGREEMENT (A/R) duly executed by the PRINCIPAL (other than LYDON) for whom such BOND is issued unless such PRINCIPAL previously delivered a SECURITY AGREEMENT (A/R) pursuant to SECTION 4.1(a) , together with acknowledgment copies of the Financing Statements (UCC-1) required to be filed pursuant to SECTION 4.1(a) ; and

(ii)	such other approvals and documents as TRAVELERS may reasonably request.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

The PRINCIPALS represent and warrant to TRAVELERS that

SECTION 5.1 INCORPORATION, GOOD STANDING, AND DUE QUALIFICATION. HOLDINGS and each SUBSIDIARY: (a) is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) has the organizational power and authority, and has all material governmental licenses, authorizations, consents and approvals, necessary to own its assets and to transact the business in which it is now engaged or proposed to be engaged, except to the extent the failure thereof could not reasonably be expected to have a MATERIAL ADVERSE CHANGE; and (c) is duly qualified as a foreign organization and in good standing under the laws of each other jurisdiction in which such qualification is required except to the extent the

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failure to so qualify could not reasonably be expected to name a MATERIAL ADVERSE CHANGE.

SECTION 5.2 CORPORATE POWER AND AUTHORITY. The execution, delivery, and performance by each PRINCIPAL and each INDEMNITOR of the UNDERWRITING DOCUMENTS to which each is a party have been duly authorized by all necessary organizational and stockholder action and do not and will not (a) contravene such party’s organizational documents; (b) violate any provision of any material law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award presently in effect having applicability to such party; (c) result in a breach of or constitute a default under any material indenture or loan or credit agreement or any other material agreement, lease, or instrument to which such party is a party or by which it or its properties may be bound or affected (except where the appropriate consents have been obtained); (d) result in, or require, the creation or imposition of any Lien (except LIENS in favor of TRAVELERS and LIENS arising under the BANK CREDIT FACILITY), upon or with respect to any of the properties now owned or hereafter acquired by such party; or (e) cause such party to be in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award or any such indenture, agreement, lease, or instrument (except where the appropriate consents have been obtained).

SECTION 5.3 LEGALLY ENFORCEABLE AGREEMENT. This Agreement is, and each of the other UNDERWRITING DOCUMENTS when delivered under this Agreement will be, legal, valid, and binding obligations of each PRINCIPAL and each INDEMNITOR party thereto, enforceable against such PRINCIPAL or INDEMNITOR, as the case may be, in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and by equitable principles (regardless of whether enforcement is sought at law or in equity).

SECTION 5.4 APPROVALS. Except for filings and recordings of Liens created pursuant to the SECURITY AGREEMENTS and the VESSEL MORTGAGES, as of the date of this Agreement, no authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by each PRINCIPAL and each INDEMNITOR of the UNDERWRITING DOCUMENTS to which each is a party or for the validity or enforceability thereof, other than those which have been heretofore made or obtained.

SECTION 5.5 OWNERSHIP AND LIENS. Each of HOLDINGS and each SUBSIDIARY has title to, or valid leasehold interests in, all of its properties and assets, real and personal, that are necessary for conduct of such Person’s business and none of the material properties and assets owned by HOLDINGS or any SUBSIDIARY and none of their respective material leasehold interests is subject to any LIEN, except such as may be permitted pursuant to Section 6.11 of this Agreement.

SECTION 5.6 TAXES. Each of HOLDINGS and each SUBSIDIARY has filed all material tax returns (federal, state, and local) required to be filed and has paid all taxes, assessments, and governmental charges and levies thereon to be due, including interest and

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penalties, except to the extent the validity thereof is being contested in good faith by appropriate proceedings and for which adequate reserves have been set aside on its books in accordance with GAAP.

SECTION 5.7 INSURANCE. As of the date of this Agreement, each PRINCIPAL has insurance in force as disclosed in Schedule 5.7 attached hereto and made a part hereof.

SECTION 5.8 COMPLIANCE. Each of HOLDINGS and each SUBSIDIARY is in material compliance with all statutes and governmental rules and regulations applicable to it, including without limitation, ERISA insofar as ERISA applies to it, except to the extent the failure to be in compliance therewith could not reasonably be expected to have a MATERIAL ADVERSE CHANGE. No condition exists or event or transaction has occurred in connection with any PLAN which could result in any liability, fine or penalty being asserted against HOLDINGS or any SUBSIDIARY, in an aggregate amount in excess of $5,000,000.

SECTION 5.9 LITIGATION. There is no action, suit or proceeding pending against, or to the knowledge of HOLDINGS threatened against or affecting, HOLDINGS or any SUBSIDIARY before any court or arbitrator or any government body, agency or official in which there is a reasonable likelihood of an adverse decision which could reasonably be expected to have a MATERIAL ADVERSE CHANGE or which in any manner draws into question the validity of this Agreement except those referred to in Schedule 5.9 attached hereto and made a part hereof.

SECTION 5.10 SUBSIDIARIES. Schedule 5.10 attached hereto and made a part hereof sets forth a complete and accurate list, as of the date of this Agreement, of each SUBSIDIARY of HOLDINGS and each SUBSIDIARY set forth on Schedule 5.10 and designated with an asterisk (“*”) is a wholly-owned SUBSIDIARY of HOLDINGS.

SECTION 5.11 REAL PROPERTY. Schedule 5.11 contains a complete and accurate list, as of the date of this Agreement, of the address of any real property owned or leased by each PRINCIPAL with a net book value in excess of $750,000.

SECTION 5.12 EQUIPMENT. Schedule 5.12 attached hereto and made a part hereof sets forth a complete and accurate list, as of the date of this Agreement, of each item of equipment with a net book value in excess of $750,000 owned or leased by each PRINCIPAL.

SECTION 5.13 VESSELS. Schedule 5.13 attached hereto and made a part hereof sets forth a complete and accurate list, as of the date of this Agreement, of all vessels owned of record by any PRINCIPAL with a net book value in excess of $750,000 and, except as set forth on Schedule 5.13 , each such vessel has all certificates required under applicable law (except where the failure could not reasonably be expected to have a MATERIAL ADVERSE CHANGE), including, without limitation, certificates of documentation, and, except as set forth on Schedule 5.13 , each such vessel has been certified by the U.S. Coast Guard. Each such certificate is in full force and effect and each such vessel is in seaworthy and operational condition. TRAVELERS has (or will have upon proper filing of the VESSEL MORTGAGES with the U.S. Coast Guard) a perfected security interest, arising pursuant to the VESSEL MORTGAGES, in each vessel set forth on Schedule 5.13 and designated with an asterisk (“*”).

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ARTICLE VI

COVENANT S

So long as any BONDS shall remain outstanding, HOLDINGS hereby covenants and agrees with TRAVELERS as follows:

SECTION 6.1 CORPORATE EXISTENCE. HOLDINGS will, and will cause each SUBSIDIARY to, maintain its legal existence (in good standing where appropriate under local law) and remain or become duly qualified or licensed (and in good standing where appropriate under local law) as a foreign organization in each jurisdiction in which the conduct of its businesses or location of its assets requires such qualification or license, except where the failure to take any such action could not in the aggregate reasonably be expected to have a MATERIAL ADVERSE CHANGE.

SECTION 6.2 MAINTENANCE OF RECORDS. HOLDINGS will, and will cause each SUBSIDIARY to, keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied.

SECTION 6.3 MAINTENANCE OF PROPERTIES. HOLDINGS will, and will cause each SUBSIDIARY to, maintain, keep and preserve all of its properties (tangible and intangible) necessary or useful in its business in good working order and condition, ordinary wear and tear and damage caused by casualty excepted.

SECTION 6.4 MAINTENANCE OF INSURANCE. HOLDINGS will, and will cause each SUBSIDIARY to, maintain insurance with financially sound and reputable insurance companies or associations (i) listed on Schedule 6.4 , (ii) that have an A.M. Best policy-holders rating of not less than A, or if no such rating is applicable, that have a quality comparable to those rated A or better, or (iii) as TRAVELERS may reasonably approve, in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business and similarly situated, which insurance may provide for reasonable deductibility from coverage thereof. HOLDINGS further agrees to furnish TRAVELERS upon written request with an annual report on the insurance in force and with copies of the policies of said insurance evidencing the existence of the coverage called for by this Agreement.

SECTION 6.5 COMPLIANCE WITH LAWS. HOLDINGS will, and will cause each SUBSIDIARY to, comply in all respects with all applicable laws, rules, regulations, and orders the failure to comply with which could reasonably be expected to have a MATERIAL ADVERSE CHANGE, such compliance to include, without limitation, paying before the same become delinquent all material taxes, assessments, and governmental charges imposed upon it or upon its property, except taxes, assessments and governmental charges being contested in good faith by appropriate proceedings and for which adequate reserves have been set aside on its books in accordance with GAAP.

SECTION 6.6 TAXES. HOLDINGS will, and will cause each SUBSIDIARY to, promptly pay all of its material taxes, assessments and other governmental charges prior to the date on which all penalties are attached thereto; provided , that nothing herein contained shall be

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interpreted to require the payment of any tax, assessment or charge so long as its validity is being contested in good faith by appropriate proceedings and for which adequate reserves have been set aside on its books in accordance with GAAP.

SECTION 6.7 BOOKS AND RECORDS. Until TRAVELERS shall have been furnished with evidence satisfactory to it that it has been discharged from its obligations under all BONDS without LOSS, upon reasonable prior notice TRAVELERS shall have the right at reasonable times during normal business hours to free access to the books and records of each of HOLDINGS and its SUBSIDIARIES, including, without limitation, its books, records, accounts, computer software and other computer-stored information, for the purpose of examining, copying, or reproducing the same. Following the occurrence and during the continuance of an EVENT OF DEFAULT, each PRINCIPAL authorizes and requests any and all depositories in which funds of such PRINCIPAL may be deposited to furnish to TRAVELERS upon TRAVELERS’s written request statements of its account and any other documents reflecting its receipts and disbursements, and any PERSON doing business with such PRINCIPAL is authorized to furnish any information requested by TRAVELERS concerning any transaction. Subject to Section 8.11 , TRAVELERS may furnish copies of any and all statements, agreements and FINANCIAL STATEMENTS and any information which it now has or may obtain concerning each of HOLDINGS and its SUBSIDIARIES to other PERSONS for the purpose of procuring co-suretyship or reinsurance.

SECTION 6.8 FINANCIAL RECORDS AND REPORTS. HOLDINGS will provide TRAVELERS with copies of yearly audited FINANCIAL STATEMENTS of HOLDINGS and its SUBSIDIARIES on a consolidated basis as soon as possible upon completion and in no event later than ninety (90) days after the end of the period under audit. In addition, HOLDINGS will furnish TRAVELERS with true copies of quarterly unaudited FINANCIAL STATEMENTS of HOLDINGS and its SUBSIDIARIES on a consolidated basis, and such other financial information in a form as TRAVELERS may reasonably request, upon completion and in no event later than forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year. The FINANCIAL STATEMENTS to be provided by HOLDINGS will be prepared in conformity with GAAP (except, with respect to unaudited FINANCIAL STATEMENTS, for the absence of footnotes and subject to year-end audit adjustments) applied on a basis consistent with that of the preceding fiscal year and in each instance will present fairly and accurately the financial condition of HOLDINGS and its SUBSIDIARIES on a consolidated basis as at the dates of the statements and the results of their operations for the periods then ended. HOLDINGS agrees to promptly notify TRAVELERS of the occurrence of any MATERIAL ADVERSE CHANGE.

SECTION 6.9 PRINCIPALS’ REPRESENTATION. HOLDINGS will provide TRAVELERS on a quarterly basis with a letter in which an AUTHORIZED OFFICER of HOLDINGS represents that to his or her knowledge, as of the date of such quarter end, no condition, event or act exists which constitutes, or which with notice or the lapse of time, or both, would constitute an EVENT OF DEFAULT. This letter shall accompany each delivery of FINANCIAL STATEMENTS required by Section 6.8 hereof.

SECTION 6.10 NOTICE OF LITIGATION. HOLDINGS shall promptly give notice in writing to TRAVELERS of (a) any litigation filed or threatened against HOLDINGS or any of

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its SUBSIDIARIES involving an amount in excess of $6,000,000 which claim is not covered by insurance and (b) all litigation filed against any INDEMNITOR associated with any CONTRACT with respect to which five or more separate litigation matters are then pending.

SECTION 6.11 LIENS. HOLDINGS will not, and will not permit any SUBSIDIARY to create, incur, assume, or suffer to exist any LIEN upon any of its properties or assets now owned or hereafter acquired, except for PERMITTED LIENS.

SECTION 6.12 DEBT AND CONTINGENT LIABILITIES. HOLDINGS will not, and will not permit any SUBSIDIARY to, incur, assume, or suffer to exist any DEBT or CONTINGENT LIABILITY, except for:

(a)	DEBT and CONTINGENT LIABILITY existing at the effective date of this Agreement and disclosed on Schedule 6.12 attached hereto and any renewals, extensions, refinancings or replacements thereof, provided , that the terms thereof are not materially more burdensome on the INDEMNITORS than the existing terms;

(b)	endorsement of instruments for deposit or collection in the ordinary course of business;

(c)	CONTINGENT LIABILITIES in connection with third-party leases, repurchase agreements or sales in the ordinary course of business;

(d)	DEBT and CONTINGENT LIABILITIES in respect of factoring or financing of accounts receivable with respect to any contract or series of contracts under which the amounts payable to HOLDINGS or any SUBSIDIARY are payable in whole or in part in the currency of any country other than the United States of America, sold or pledged on a non-recourse basis in an aggregate amount not to exceed $10,000,000;

(e)	DEBT of the PRINCIPALS and INDEMNITORS arising under this Agreement and under the other UNDERWRITING DOCUMENTS;

(f)	DEBT and CONTINGENT LIABILITIES arising under (i) the BANK LOAN FACILITY; provided, that the aggregate principal amount of all loans plus the undrawn face amount of all letters of credit outstanding under the BANK LOAN FACILITY shall at no time exceed $130,000,000; (ii) the DEBT INDENTURE; provided , that the aggregate principal amount outstanding under the DEBT INDENTURE shall at no time exceed $175,000,000; and (iii) the 1998 DEBT INDENTURE (as defined in the EXISTING AGREEMENT) in the aggregate principal amount outstanding of approximately $26,940,000; provided , that HOLDINGS will redeem such DEBT promptly following the date hereof and in any event by February 15, 2004, and that the amount necessary to redeem such DEBT shall have been irrevocably committed or set aside in a manner reasonably acceptable to TRAVELERS until application thereof to redeem such DEBT;

(g)	DEBT and CONTINGENT LIABILITIES under or in respect of capital leases;

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(h)	DEBT of HOLDINGS to any SUBSIDIARY and DEBT of any SUBSIDIARY to HOLDINGS or any other SUBSIDIARY to the extent permitted by Section 6.15 ;

(i)	DEBT consisting of deferred payment obligations of a PRINCIPAL for insurance premiums or of funds borrowed for the payment of such premiums;

(j)	CONTINGENT LIABILITIES consisting of guaranties by HOLDINGS or any SUBSIDIARY of obligations of HOLDINGS or any SUBSIDIARY, as the case may be, under any DEBT otherwise permitted hereunder or under any lease or other agreement (not representing DEBT) entered into in the ordinary course of business; provided , that the aggregate amount of such CONTINGENT LIABILITIES of INDEMNITORS relating to DEBT of LIMITED SUBSIDIARIES, when added to the other RESTRICTED AMOUNTS then outstanding, shall not exceed at any time $30,000,000;

(k)	DEBT incurred in the ordinary course of business in the nature of open accounts (extended by suppliers on normal trade terms in connection with purchasers of goods or services) accrued liabilities and deferred income, taxes and judgments or orders for the payment of money to the extent such judgments or orders do not result in any EVENT OF DEFAULT;

(l)	DEBT and CONTINGENT LIABILITIES incurred to finance the acquisition, construction, repair or improvement of assets in the ordinary course of business so long as the amount of such DEBT does not exceed the purchase price, construction cost, repair cost or improvement cost of the assets acquired, constructed, repaired or improved with the proceeds thereof;

(m)	DEBT arising from the issuance of license, bid, performance and lien bonds, and other undertakings or instruments of guaranty, whether issued by TRAVELERS or any other surety for the benefit of HOLDINGS or any SUBSIDIARY;

(n)	DEBT incurred in connection with any interest rate hedging transaction, foreign currency or commodity hedging transactions, foreign exchange contract or other similar arrangement entered into by HOLDINGS or any SUBSIDIARY;

(o)	CONTINGENT LIABILITIES consisting of guaranties by HOLDINGS or any SUBSIDIARY of obligations of Amboy Aggregates, a New Jersey joint venture, and its SUBSIDIARIES; provided , that the aggregate amount of such CONTINGENT LIABILITIES of INDEMNITORS, shall not exceed at any time $17,000,000;

(p)	DEBT OF SUBSIDIARIES which represents the assumption by such SUBSIDIARIES of DEBT of another SUBSIDIARY in connection with the merger of such other SUBSIDIARY with and into the assuming SUBSIDIARY or the purchase of all or substantially all of the assets of such other SUBSIDIARY;

(q)	all premiums, interest, fees, expenses, indemnities, charges and additional or contingent interest on obligations described in this Section 6.12 ;

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(r)	DEBT and CONTINGENT LIABILITIES in respect of taxes, assessments, governmental charges, to the extent that payment thereof is not required pursuant to Section 6.6 ;

(s)	DEBT and CONTINGENT LIABILITIES arising under the VESSEL FINANCING AGREEMENT, provided that the aggregate principal amount thereunder does not exceed $23,400,000 at any time outstanding;

(t)	unsecured DEBT used to repurchase capital stock of GLDD Acquisitions Corp. from former employees, at any time outstanding not to exceed in the aggregate $5,000,000;

(u)	CONTINGENT LIABILITIES otherwise permitted by this Agreement; and

(v)	other DEBT of HOLDINGS and its SUBSIDIARIES in an aggregate amount, determined on a consolidated basis with respect to HOLDINGS and its SUBSIDIARIES, at any time outstanding not to exceed $10,000,000.

SECTION 6.13 DISPOSITION OF ASSETS; ISSUANCE OF EQUITY.

(a) Except for PERMITTED LIENS, HOLDINGS will not, and will not permit its SUBSIDIARIES to, sell, lease, transfer, or otherwise dispose of its assets whether now owned or hereafter acquired except for

(i) sales of inventory in the ordinary course of business,

(ii) the sale or other disposition of any investment of the type described in clauses (a) through (e), (h) and (j) of Section 6.15,

(iii) a disposition made in connection with a sale and leaseback transaction involving the sale or disposition of capital assets, provided (A) such sale or disposition is for an amount not less than the fair market value thereof and (B) any DEBT arising in connection therewith is permitted by Section 6.12 ,

(iv) a sale, lease or other disposition that either (A) is made in the ordinary course of business for fair market value, (B) is a sale, lease or transfer from HOLDINGS to any SUBSIDIARY or from a SUBSIDIARY to HOLDINGS or any other SUBSIDIARY; provided , that, in the case of a sale, lease or other disposition by HOLDINGS or any SUBSIDIARY which is not a LIMITED SUBSIDIARY to a LIMITED SUBSIDIARY, the fair market value of such assets, when added to the other RESTRICTED AMOUNTS then outstanding, shall not exceed at any time $30,000,000 or (C) is a lease (on a short-term or long-term basis) to another Person of assets no longer useful or necessary in the operations of businesses of HOLDINGS and its SUBSIDIARIES,

(v) a sale or other disposition of assets no longer useful or necessary in the operations or businesses of HOLDINGS and its SUBSIDIARIES and the purchase price is not less than the fair market value of the asset sold or disposed of,

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(vi) a sale or other disposition of accounts receivable arising in the ordinary course of business which are overdue and which HOLDINGS or any SUBSIDIARY have determined are not economical to collect, and

(vii) other dispositions, provided, that such dispositions do not exceed in the aggregate in any fiscal year ten percent (10%) of the book value of all assets.

(b) HOLDINGS further agrees that it shall not permit its SUBSIDIARIES to authorize or issue additional shares of their capital stock or similar equity interest except (i) shares or similar equity interests issued to HOLDINGS or a wholly-owned SUBSIDIARY of HOLDINGS, (ii) shares of capital stock or equity interests issued by (1) any non-wholly owned SUBSIDIARY to its holders of capital stock or equity interests on a proportionate basis and (2) a newly created SUBSIDIARY to another PERSON in connection with any joint venture, provided that such newly created SUBSIDIARY’s business and activities shall be limited to the conduct of such joint venture, (iii) for directors’ qualifying shares and similar issuances pursuant to local law requirements, and (iv) shares of capital stock or equity interests issued by North American Site Developers, Inc. to Persons other than HOLDINGS or a wholly-owned SUBSIDIARY of HOLDINGS, provided , that the aggregate amount of such shares of capital stock or equity interests issued to such Persons shall not exceed twenty-five percent (25%) of the aggregate number of shares of capital stock or equity interests issued by North American Site Developers, Inc.

SECTION 6.14 MERGERS. HOLDINGS will not, and will not permit its SUBSIDIARIES to, merge or consolidate with or into or purchase or otherwise acquire all or substantially all of the assets of, or stock or other equity interest in, any PERSON unless (a) after giving effect to such transaction HOLDINGS shall be in compliance with the provisions of Section 6.19 , and 6.20 and (b) if such transaction involves an INDEMNITOR, the surviving entity shall have executed and delivered to TRAVELERS a SUPPLEMENTAL SIGNATURE PAGE; provided , that (x) any wholly-owned SUBSIDIARY which is an INDEMNITOR may merge or consolidate into HOLDINGS or into or with any other wholly-owned SUBSIDIARY which is an INDEMNITOR, (y) any wholly-owned SUBSIDIARY which is not an INDEMNITOR may merge or consolidate into HOLDINGS or into or with any other wholly-owned SUBSIDIARY, provided , that in the event an INDEMNITOR is a party to such merger or consolidation, an INDEMNITOR must survive the transaction and (z) any wholly-owned SUBSIDIARY may sell, transfer, convey, lease or assign its assets or a substantial part thereof to HOLDINGS or any other wholly-owned SUBSIDIARY, provided , that in the case of a sale, transfer, conveyance, lease or assignment by such a SUBSIDIARY which is an INDEMNITOR, the other party to such transaction must also be an INDEMNITOR. Notwithstanding the foregoing, HOLDINGS and its SUBSIDIARIES may consummate the transactions contemplated by the MERGER AGREEMENT.

SECTION 6.15 INVESTMENTS. HOLDINGS will not, and will not permit its SUBSIDIARIES to, make or suffer to exist any investment in any PERSON whether in the form of equity, DEBT or CONTINGENT LIABILITY, except:

(a)	Cash Equivalent Investments;

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(b)	investments permitted as DEBT or CONTINGENT LIABILITIES under Section 6.12 and investments permitted under Section 6.14 ;

(c)	investments existing on the effective date of this Agreement and disclosed in Schedule 6.15;

(d)	accounts receivable arising from, and credit extended in connection with, the sale of goods or rendering of services in the ordinary course of business and promissory notes or other instruments evidencing such credit or partial satisfaction thereof;

(e)	investments, DEBT and CONTINGENT LIABILITIES in HOLDINGS or its SUBSIDIARIES; provided , that the aggregate amount of investments in LIMITED SUBSIDIARIES, when added to the other RESTRICTED AMOUNTS then outstanding, shall not exceed at any time $30,000,000;

(f)	loans or advances to employees of HOLDINGS and its SUBSIDIARIES made in the ordinary course of business consistent with past business practices;

(g)	investments made in the ordinary course of business in connection with its capacity as a co-joint venturer in a joint venture, corporation or similar pooling of efforts in respect of a specific project or series of projects for a limited or fixed duration to conduct a business of a type in which a PRINCIPAL is presently engaged consistent with past practices;

(h)	investments in Amboy Aggregates, a New Jersey joint venture, existing on the date hereof and disclosed on Schedule 6.15 and additional investments therein made after the date hereof; provided , that the amount of such additional investments (excluding increases solely as a result of increases in the retained earnings of Amboy Aggregates) shall not exceed at any time $10,000,000;

(i)	investments made in connection with the receipt by HOLDINGS or any of its SUBSIDIARIES of consideration other than cash for the sale by HOLDINGS or such SUBSIDIARY of any assets permitted to be sold under Section 6.13 ;

(j)	investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with customers and suppliers, in each case in the ordinary course of business;

(k)	investments constituting loans to employees of HOLDINGS and its SUBSIDIARIES to purchase capital stock of HOLDINGS; and

(l)	other investments in an aggregate amount at any one time not to exceed $15,000,000.

For purposes of this Section 6.15, “Cash Equivalent Investments” means, at any item:

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(a)	any obligation, maturing not more than one year after such time, issued or guaranteed by the United States government or issued by an agency thereof and backed by the full faith and credit of the United States of America;

(b)	marketable general obligations, maturing not more than six months after such time, issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof and rated A-2 or higher by Standard & Poor’s Rating Group, a division of McGraw Hill, Inc., or P-2 or higher by Moody’s Investors Service, Inc.;

(c)	commercial paper, maturing not more than nine months from the date of issue, which is issued by (i) a corporation organized under the laws of any state of the United States or of the District of Columbia and rated A-2 or higher by Standard & Poor’s Rating Group, a division of McGraw Hill, Inc., or P-2 or higher by Moody’s Investors Service, Inc., or (ii) any lender under the BANK LOAN FACILITY (or its holding company);

(d)	any certificate of deposit, time (including eurodollar time deposits) or demand deposit or bankers acceptance, maturing not more than one year after such time, which is issued by either (i) a commercial banking institution organized under the laws of the United States of America or any State thereof or the District of Columbia that has a combined capital, surplus and undivided profits of not less than $500,000,000, (ii) any lender under the BANK LOAN FACILITY, or (iii) any branch of any lender under the BANK LOAN FACILITY or any commercial banking institution organized under the laws of the United Kingdom, Canada or Japan having combined capital, surplus and undivided profits of not less than $500,000,000;

(e)	fully collateralized repurchase agreements with a term of not more than 30 days for underlying securities of the type described in clauses (a) and (b) above, entered into with any institution meeting the qualifications specified in clause (d) above;

(f)	participations in loans made to a borrower with a debt rating of A-2 or higher from Standard & Poor’s Rating Group, a division of McGraw Hill, Inc., or P-2 or higher from Moody’s Investor Service, Inc.; provided , that such loans must mature within six months from the date such participation is purchased;

(g)	short-term asset management accounts for the purpose of investing in notes issued by a corporation organized under the laws of any state of the United States or of the District of Columbia and rated A-2 or higher by Standard & Poor’s Rating Group, a division of McGraw Hill, Inc., or P-2 or higher by Moody’s Investors Service, Inc.;

(h)

bonds issued by a municipality or governmental agency and rated not lower than BBB by Standard & Poor’s Rating Group, a division of McGraw Hill, Inc., or Baa2 by Moody’s Investors Service, Inc. and purchased by HOLDINGS or any of

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its SUBSIDIARIES in the ordinary course of its business in connection with retainage under contracts with its customers;

(i)	United States dollars or money in other currencies received in the ordinary course of business;

(j)	money market funds at least 95% of the assets of which constitute Cash Equivalent Investments of the kinds described in clauses (a) through (e) , (i) and (j) of this definition;

(k)	securities with maturities of one year or less from the date of acquisition issued or fully and unconditionally guaranteed by any state, commonwealth or territory of the United States of America or the federal government of Canada, or by any political subdivision or taxing authority thereof, and having one of the two highest ratings obtainable from Standard & Poor’s Rating Group, a division of McGraw Hill, Inc., or Moody’s Investors Service, Inc.; or

(l)	in the case of any SUBSIDIARY of HOLDINGS that is not domiciled in the United States, investments comparable to the foregoing that have been approved by the Administrative Agent under the BANK LOAN FACILITY.

SECTION 6.16 DIVIDEND RESTRICTIONS. HOLDINGS will not pay any dividend or make any other distribution to any PERSON, except:

(a)	dividends or distributions payable in common stock or warrants to purchase common stock or splitups or reclassification of its stock into additional or other shares of its common stock; and

(b)	cash dividends or other distributions payable by HOLDINGS not to exceed in aggregate during the term of this Agreement the sum of (i) $5,000,000 plus (ii) fifty percent (50%) of the sum of the positive NET INCOME (if any) for the fiscal quarter of HOLDINGS ending on or about December 31, 1998 plus (iii) fifty percent (50%) of the sum of positive NET INCOME (if any) for each fiscal year of HOLDINGS ending on or after December 31, 1999; provided , that both before and after giving effect to such dividends or distributions HOLDINGS shall be in compliance with the provisions of Section 6.19 and 6.20 .

Notwithstanding the foregoing, HOLDINGS may consummate the transactions contemplated by the MERGER AGREEMENT.

SECTION 6.17 RESTRICTIONS UPON CONTRACTS WITH AFFILIATES. Other than amongst themselves, HOLDINGS and its SUBSIDIARIES will not without the prior written consent of TRAVELERS enter into contracts, equipment leases or other agreements with any AFFILIATE except on an arms’ length basis or except (a) pursuant to written agreements with third-party PERSONS from which HOLDINGS and its SUBSIDIARIES have been or are being benefited, including but not limited to pension plans and other joint employee benefit programs, insurance programs and other similar joint programs or services, (b) the payment by HOLDINGS and its SUBSIDIARIES to Madison Dearborn Partners IV, L.P., or any of its AFFILIATES of

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out of pocket costs and expenses owed to PERSONS who are not AFFILIATES, (c) transactions contemplated by the MERGER AGREEMENT, (d) any tax sharing agreement entered into by HOLDINGS or any of its SUBSIDIARIES from time to time, (e) any customary management agreement entered into by HOLDINGS or its SUBSIDIARIES with Madison Dearborn Partners IV, L.P. or any of its AFFILIATES from time to time and (f) the transactions described on Schedule 6.17 .

SECTION 6.18 NATURE OF BUSINESS. HOLDINGS and its SUBSIDIARIES shall not engage in any business activities or operations substantially different from or unrelated to its present business activities and operations; provided , that HOLDINGS and its SUBSIDIARIES may engage in activities that are reasonably related, complimentary or ancillary to its business activities or operations, including, without limitation, the provision of commercial and industrial demolition services.

SECTION 6.19 NET WORTH. HOLDINGS and its consolidated SUBSIDIARIES shall not permit NET WORTH as of the last day of any fiscal quarter of HOLDINGS ending after the date hereof, to be less than the sum of (i) $90,000,000 plus (ii) fifty percent (50%) of the sum of the positive NET INCOME (if any) for the fiscal quarter of HOLDINGS ending on or about December 31, 2003, plus (iii) fifty percent (50%) of the sum of the positive NET INCOME (if any) for each fiscal year of HOLDINGS ending on or after December 31, 2004 and prior to the date of determination hereunder.

SECTION 6.20 NET CURRENT ASSETS. HOLDINGS will not permit the ratio of its consolidated current assets to its consolidated current liabilities as of the last day of each fiscal quarter of HOLDINGS to be less than 1.2 to 1 and will not permit its net current assets as of the last day of each fiscal quarter of HOLDINGS to be less than $17,000,000; provided , that in the event HOLDINGS fails to maintain either of these levels it shall immediately notify TRAVELERS and shall have thirty (30) days in which to restore its position. In the determination of current assets, pipe inventory shall be classified as a current asset; and provided further , that for purposes of calculating consolidated current liabilities, current maturities of DEBT will be excluded from the calculation thereof to the extent HOLDINGS or any of its SUBSIDIARIES is able to repay such current maturities through the incurrence of other non-current DEBT (including, without limitation, through borrowings under the BANK LOAN FACILITY).

SECTION 6.21 SUBORDINATED DEBT AND PAYMENT BLOCKAGE NOTICE.

(a) HOLDINGS shall not, and shall not suffer or permit any of its SUBSIDIARIES to, (i) make any payment (other than any payment utilizing proceeds from the issuance of any equity securities by HOLDINGS or any parent entity) of interest on any SUBORDINATED DEBT on any day other than the stated, scheduled date (subject to any applicable grace period) for such payment set forth in the document or agreement evidencing or governing such SUBORDINATED DEBT, (ii) make any voluntary or mandatory prepayment (other than any payment utilizing proceeds from the issuance of any equity securities by HOLDINGS or any parent entity) of principal of, or redeem, purchase or defease, any SUBORDINATED DEBT, or (iii) consent to any amendment, supplement or other modification of any of the terms or provisions contained in, or applicable to, any document or agreement evidencing or governing

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SUBORDINATED DEBT, except to the extent that such amendment, supplement or other modification would extend the date or reduce the amount of any required repayment or redemption or would amend, supplement or modify any term or provision in a manner not adverse to the rights or interests of TRAVELERS. Notwithstanding the foregoing, (i) TRAVELERS hereby consents to HOLDINGS making a voluntary prepayment of, redeeming or repurchasing all of the principal and accrued and unpaid interest, together with any premium and fees in connection with such prepayment, redemption or repurchase, on the senior subordinated notes issued pursuant to the 1998 DEBT INDENTURE (as defined in the EXISTING AGREEMENT) and (ii) HOLDINGS and its SUBSIDIARIES shall be permitted to refinance the SUBORDINATED DEBT from time to time pursuant to a note indenture or other agreement containing covenants, events of default and other terms not materially more restrictive than those set forth in the DEBT INDENTURE.

(b) HOLDINGS shall promptly give notice in writing to TRAVELERS of the receipt by the Trustee under the DEBT INDENTURE of any PAYMENT BLOCKAGE NOTICE.

SECTION 6.22 CHANGE OF LOCATION OR NAME. None of the INDEMNITORS shall change (i) the location of its principal place of business or chief executive office, or (ii) its name or the name under which it conducts business or its jurisdiction of organization, in each case without giving TRAVELERS written notice thereof promptly upon the effectiveness of such change (and in any event no later than 30 days after the effectiveness of such change) and taking all actions reasonably requested by TRAVELERS to maintain and preserve all LIENS in favor of TRAVELERS granted pursuant to the UNDERWRITING DOCUMENTS.

ARTICLE VII

RIGHTS OF TRAVELERS

SECTION 7.1 FURTHER ASSURANCES/TRAVELERS AS ATTORNEY-IN-FACT. PRINCIPALS agree to sign, execute, file and/or deliver to TRAVELERS all documents, reports, papers, pleadings and/or instruments reasonably requested by TRAVELERS to obtain, and/or perfect any of TRAVELERS’s rights under this Agreement. The INDEMNITORS irrevocably nominate and appoint TRAVELERS or any other PERSON(s) designated by TRAVELERS, effective upon the occurrence and during the continuance of an EVENT OF DEFAULT, true and lawful attorney-in-fact of the INDEMNITORS, with full right and authority, upon the occurrence and during the continuance of an EVENT OF DEFAULT to execute on behalf of, and sign the names of each INDEMNITOR to any voucher, release, satisfaction, check, application for payment, bill of sale of any or all property assigned by this Agreement or any other UNDERWRITING DOCUMENT to TRAVELERS or any other paper or contract necessary or desired to carry into effect the purposes of this Agreement or any other UNDERWRITING DOCUMENT, with full right and authority, to satisfy the performance of the CONTRACT(s); and each INDEMNITOR ratifies and confirms all that such attorney-in-fact or TRAVELERS may lawfully do in the premises and further authorizes and empowers TRAVELERS and such attorney-in-fact and each of them to enter upon and take possession of the tools, plant, equipment, materials and subcontracts and all other collateral security mentioned in this Agreement and enforce, use, employ and dispose thereof for the purposes set forth in this

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Agreement, INDEMNITORS recognize that the appointment of such attorney-in-fact constitutes a power coupled with an interest.

SECTION 7.2 CONTRACT FUNDS HELD IN TRUST. INDEMNITORS and PRINCIPALS agree and expressly declare that upon the occurrence and during the continuance of an EVENT OF DEFAULT all funds due or to become due under the CONTRACT(s) will immediately become trust funds, whether in possession of INDEMNITORS, PRINCIPALS or another, for the benefit and the payment of all PERSONS to whom a PRINCIPAL incurs obligations in the performance of the CONTRACT(s), for which TRAVELERS would be liable under the BOND(s). If TRAVELERS discharges any such obligations, with or without a claim asserted against TRAVELERS under the BOND(s), it shall be entitled to assert the right of such PERSON to the trust fund.

SECTION 7.3 RIGHT OF TRAVELERS TO SETTLE CLAIMS. TRAVELERS shall have the exclusive right for itself and for INDEMNITORS and PRINCIPALS to decide and determine whether any claim, demand, suit or judgment on the BOND(s) shall be paid, settled, defended or appealed. Any payment or determination made by TRAVELERS under a good faith belief that either TRAVELERS was or might be liable therefor or such payments were necessary or advisable to protect any of TRAVELERS’s rights or to avoid or lessen TRAVELERS’s liability or alleged liability, shall be final, conclusive and binding upon INDEMNITORS and the PRINCIPALS; and any LOSS which may be sustained or incurred shall be paid by the respective PRINCIPAL or by INDEMNITORS within fifteen (15) days of receipt of written demand by TRAVELERS. In the event of any payment, settlement, compromise, or investigation, an itemized statement of LOSS sworn to by an officer or authorized representative of TRAVELERS or voucher(s) or other evidence of such LOSS shall be prima facie evidence of the fact and extent of the liability of INDEMNITORS and the PRINCIPALS to TRAVELERS in any claim or suit and in any and all matters arising between INDEMNITORS, the PRINCIPALS and TRAVELERS.

SECTION 7.4 AUTHORITY OF TRAVELERS TO MAKE LOANS TO PRINCIPAL. In addition to the other remedies provided herein, TRAVELERS is authorized and empowered, but is not obligated, to advance or loan money or guarantee loans to any PRINCIPAL as TRAVELERS may see fit for the purpose of any of the CONTRACT(s), or for the purpose of meeting operational expenses or paying other obligations, bonded or unbonded. Such funds may be advanced or guaranteed at anytime, whether before or after default of such PRINCIPAL under the CONTRACT(s). Upon demand by TRAVELERS, each INDEMNITOR shall be responsible to reimburse TRAVELERS for all funds so loaned, advanced, or guaranteed and all LOSS incurred by TRAVELERS in relation thereto, notwithstanding the failure of any PRINCIPAL to so use those funds. INDEMNITORS waive all notice of such advance, loan, or guarantee.

SECTION 7.5 AUTHORITY OF TRAVELERS TO AMEND BOND. TRAVELERS shall have the right, and is hereby authorized and empowered, but not required: (a) upon the request of any INDEMNITOR to increase or decrease the penalty or penalties of any BOND(s), to change the OBLIGEE(s) therein, to execute any continuation, enlargements, modifications and renewals thereof or substitute therefor with the same or different conditions, provisions or OBLIGEE(s), and with the same, larger or smaller penalties, it being agreed that this instrument shall apply to and cover such new or changed BOND(s) or renewals even though the consent of

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TRAVELERS may or does substantially increase the liability of the INDEMNITORS and the PRINCIPALS; or (b) to take such steps as it may deem necessary or proper to obtain release from liability under the BOND(s); or (c) to assent to any changes in any CONTRACT, including but not limited to, any change in the time for completion of any CONTRACT and to payments or advances thereunder.

SECTION 7.6 RIGHTS OF TRAVELERS TO TAKE POSSESSION OF THE WORK. Upon the occurrence and during the continuance of an EVENT OF DEFAULT (for the avoidance of doubt, after giving effect to all applicable grace periods contained in the definition of EVENT OF DEFAULT), in addition to other remedies provided herein, TRAVELERS is authorized and empowered, but is not obligated, to take possession of the work under any CONTRACT(s) and at the expense of the respective PRINCIPAL and of INDEMNITORS to complete or to contract for the completion of the same, or to consent to the reletting of the completion thereof by OBLIGEE, or to take such other steps as in the discretion of TRAVELERS may be advisable or necessary to obtain its release or to avoid LOSS.

SECTION 7.7 DEPOSITORY TRUST ACCOUNTS. Upon the occurrence and during the continuance of an EVENT OF DEFAULT (for the avoidance of doubt, after giving effect to all applicable grace periods contained in the definition of EVENT OF DEFAULT), PRINCIPALS shall, upon demand of TRAVELERS, open an account(s) with a bank or similar depository designated by PRINCIPALS and approved by TRAVELERS, which account(s) shall be designated as trust account(s) for the deposit of such trust funds, and shall deposit therein all monies paid or to be paid under the CONTRACT(s). Withdrawals from such account(s) shall be by check or similar instruments signed by a representative of TRAVELERS and, at TRAVELERS’s option, countersigned by a PRINCIPAL. Said trust(s) shall terminate on the payment by INDEMNITORS and PRINCIPALS of all the contractual obligations for the payment of which the trust(s) are created or upon the expiration of seven (7) years from the date thereof, whichever shall first occur.

SECTION 7.8 PRESERVATION OF TRAVELERS’S RIGHTS. TRAVELERS shall have every right and remedy which a personal surety without compensation would have, including the right to secure its discharge from the suretyship, and nothing in this Agreement shall waive, abridge or diminish any right which TRAVELERS might have if this Agreement were not executed.

SECTION 7.9 AUTHORITY OF TRAVELERS TO ELECT REMEDIES. Each right, remedy and power of TRAVELERS provided in this Agreement or by law, equity, or statute shall be cumulative, and the exercise by TRAVELERS of any right, remedy or power shall not preclude TRAVELERS’s simultaneous or subsequent exercise of any or all other rights, powers or remedies. The failure or delay by TRAVELERS to exercise any right, power or remedy shall not waive any right, power or remedy. No notice or demand upon TRAVELERS by any INDEMNITOR or any PRINCIPAL shall limit or impair TRAVELERS’s right to take any action under this Agreement or to exercise any right, power or remedy, subject to the provisions of Section 3.5 herein.

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ARTICLE VIII

MISCELLANEOUS

SECTION 8.1 BENEFICIAL PARTIES. This Agreement shall, in all its terms and agreements, be for the benefit of and protect any PERSON joining with TRAVELERS in executing any BOND or BONDS or executing at the request of TRAVELERS said BOND or BONDS as well as any PERSON assuming co-suretyship or reinsurance thereupon.

SECTION 8.2 JOINT AND SEVERAL. The agreements and covenants herein contained shall be binding upon the undersigned, both jointly and severally, upon their successors and assigns jointly and severally, provided , that the PRINCIPALS and the INDEMNITORS may not assign their rights hereunder without the prior written consent of TRAVELERS.

SECTION 8.3 ATTORNEYS FEES. The INDEMNITORS agree hereby to pay the reasonable attorneys fees and expenses incurred by TRAVELERS in the preparation and enforcement of this Agreement and the other UNDERWRITING DOCUMENTS.

SECTION 8.4 APPLICABLE LAW. The terms and conditions of this Agreement shall be construed under the laws of New York without regard to its conflicts of laws principles (other than the provisions of 5-1401 and 5-1402 of the New York General Obligations Law).

SECTION 8.5 JURISDICTION FOR SUITS UNDER THIS AGREEMENT. Separate suits may be brought hereunder as causes of action may accrue, and the pendency or termination of any such suit shall not bar any action, whether previously or subsequently arising. PRINCIPALS and INDEMNITORS consent to the jurisdiction of the state and federal court located in Hartford, CT to bring any action against them under this Agreement or the BOND(s). Each PRINCIPAL and each INDEMNITOR are the agents for all PRINCIPALS and all INDEMNITORS for the purpose of accepting service of process.

SECTION 8.6 INDEMNITORS WAIVE DEFENSE OF SUBSEQUENT EXECUTION. INDEMNITORS waive any defense that this Agreement was executed subsequent to any BOND, admitting that such BOND was executed pursuant to each INDEMNITOR’s request and in reliance upon INDEMNITORS’ promise to execute this Agreement.

SECTION 8.7 VALIDITY OF AGREEMENT. Failure to execute, or defective execution, by any party shall not affect the validity of this Agreement as to any other party executing the same, and each other party shall remain fully bound and liable hereunder. Invalidity of any portion or provision of this Agreement by reason of the laws of any state or for any other reason shall not render the other provisions or portions invalid. Executions of any application or submission for any BOND by any PRINCIPAL, or of any other indemnity agreement by any INDEMNITOR for the PRINCIPALS shall not abrogate, waive or diminish any rights of TRAVELERS under this Agreement. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

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SECTION 8.8 ORAL MODIFICATIONS INEFFECTIVE. This Agreement may not be changed or modified orally. No change or modification to this Agreement shall be effective unless specifically agreed to in writing and executed by TRAVELERS and HOLDINGS.

SECTION 8.9 NOTICES. It is mutually agreed that any and all notices or demands herein provided for must be given in writing and shall be deemed given if and when delivered in person or duly deposited in the United States mails, postage prepaid for regular or certified mail, properly addressed to the party to whom given at the address of such party shown in this Agreement; provided , that any party may specify any other post office address in the United States by giving at least ten (10) days written notice thereof to the other party.

Notice to TRAVELERS shall be sent to:

Travelers Casualty and Insurance Company of America

One Tower Square, 5PB

Hartford, CT 06183

Attention: Chief Underwriting Officer - National Account Unit

with a copy to:

Travelers Casualty and Surety Company

215 Shuman Boulevard

Naperville, IL 60563-8458

Attention: Construction Services - Bond

Notice to any PRINCIPAL or to any INDEMNITOR shall be sent to:

Great Lakes Dredge & Dock Corporation

2122 York Road

Oak Brook, IL 60523

Attention:             Deborah A. Wensel

            Chief Financial Officer

With a copy to:

Winston & Strawn LLP

35 W. Wacker Drive

Chicago, Illinois 60601

Attention: Brian S. Hart, Esq.

SECTION 8.10 REAFFIRMATION AND RESTATEMENT. This Agreement constitutes an amendment and restatement of the EXISTING AGREEMENT and the DEBT evidenced by the EXISTING AGREEMENT is continuing DEBT. Nothing herein shall be

35

deemed to constitute a payment, settlement or novation of the DEBT evidenced by the EXISTING AGREEMENT, or to release or otherwise adversely affect any LIEN securing such DEBT or any rights TRAVELERS has against any guarantor, surety or other party primarily or secondarily liable for such DEBT.

SECTION 8.11 CONFIDENTIALITY. TRAVELERS agrees that they will maintain the confidentiality of any written or oral information provided to TRAVELERS by or on behalf of HOLDINGS or any of its SUBSIDIARIES (hereinafter collectively called “Confidential Information”), subject to TRAVELERS’s (a) obligation to disclose any such Confidential Information pursuant to a request or order under applicable laws and regulations or pursuant to a subpoena or other legal process, (b) right to disclose any such Confidential Information to its examiners, auditors, counsel and other professional advisors, (c) right to disclose any such Confidential Information in connection with any litigation or dispute involving TRAVELERS and HOLDINGS or any of its SUBSIDIARIES, (d) right to provide such information to other Persons for the purpose of procuring co-suretyship or reinsurance if such Person agrees in writing to maintain the confidentiality of such information on terms substantially similar to those of this Section as if it were a party hereto. Notwithstanding the foregoing, any such information supplied to TRAVELERS or another Person under this Agreement shall cease to be Confidential Information if it is or becomes known to such Person by other than unauthorized disclosure, or if it becomes a matter of public knowledge.

SECTION 8.12 RELEASE OF LIENS. TRAVELERS agrees to release the LIENS under the SECURITY AGREEMENTS, the VESSEL MORTGAGES, and any other UNDERWRITING DOCUMENTS, and to execute and deliver such documents and instruments requested by any PRINCIPAL to effect such release;

(a)	on any property or assets in which the agent under the BANK LOAN FACILITY has a first priority LIEN and if such first priority LIEN is released by the agent under the BANK LOAN FACILITY;

(b)	on any property or assets for which substitute collateral is provided with an appraisal value at least equal to the value of the property or assets released;

(c)	on all collateral upon termination of this Agreement and payment in full of all obligations under this Agreement; and

(d)	on any property or assets upon the sale, transfer or other disposition of such property or assets which is otherwise permitted under this Agreement, up to an aggregate fair market value, as determined in good faith by the applicable PRINCIPAL selling such property or assets, not to exceed $5,000,000 during the term of this Agreement; provided , that TRAVELERS is given prior written notice of the fair market value of such transaction.

SECTION 8.13 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the INDEMNITORS and TRAVELERS and their respective successors and assigns (including successors by way of merger, acquisition or similar event).

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IN WITNESS WHEREOF, this Agreement is executed by the parties on the day and date first set forth above.

GREAT LAKES DREDGE & DOCK CORPORATION

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial
Officer and Treasurer

GREAT LAKES DREDGE & DOCK COMPANY

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial
Officer and Treasurer

LYDON DREDGING & CONSTRUCTION COMPANY, LTD.

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Vice President

FIFTY-THREE DREDGING CORPORATION

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Vice President

DAWSON MARINE SERVICES COMPANY

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial
Officer and Treasurer

GREAT LAKES CARIBBEAN DREDGING, INC.

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial
Officer and Treasurer

NORTH AMERICAN SITE DEVELOPERS, INC.

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Vice President and Treasurer

TRAVELERS CASUALTY AND SURETY COMPANY

By:	/s/ Michael Damewood
	Name:	Michael Damewood
	Title:	Attorney-in-Fact

TRAVELERS CASUALTY AND SURETY COMPANY

By:	/s/ Michael Damewood
	Name:	Michael Damewood
	Title:	Attorney-in-Fact

EXHIBIT A

SUPPLEMENTAL SIGNATURE PAGE

             20

Re:	Great Lakes Dredge & Dock Corporation, et al

Ladies and Gentlemen:

Reference is made to that certain Third Amended and Restated Underwriting and Continuing Indemnity Agreement (as amended, modified or supplemented from time to time, the “Agreement”), dated December             , 2003, among Great Lakes Dredge & Dock Corporation, certain of its subsidiaries, Travelers Casualty and Surety Company (as assignee of Reliance Insurance Company, United Pacific Insurance Company, Reliance National Insurance Company and Reliance Surety Company) (“Travelers”) and Travelers Casualty and Surety Company of America (“TCSCA” and, together with Travelers, collectively, the “Sureties”). Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Agreement.

By executing and delivering this Supplemental Signature Page, the undersigned hereby becomes a party to the Agreement as an Indemnitor thereunder with the same force and effect as if originally named as an Indemnitor therein and expressly assumes all obligations and liabilities of an Indemnitor thereunder.

The undersigned hereby represents and warrants that each of the representations and warranties contained in Article V of the Agreement applicable to it is true and correct on and as of the date hereof as if made on and as of such date.

IN WITNESS WHEREOF, the undersigned has caused this Supplemental Signature Page to be duly executed and delivered as of the date first above written.

[NAME OF INDEMNITOR]

By:

Name:

Title:

Address:

EXHIBIT B

FORM OF

FOURTH AMENDED AND RESTATED NOTE PLEDGE AGREEMENT

This FOURTH AMENDED AND RESTATED NOTE PLEDGE AGREEMENT (this “Agreement”) is made and entered into as of December 22, 2003 by GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation, (“Great Lakes”), and each other entity a signatory hereto or which becomes a party hereto pursuant to Section 25 (collectively with Great Lakes, the “Grantors” and each, individually, a “Grantor”), in favor of TRAVELERS CASUALTY AND SURETY COMPANY, a Connecticut corporation (as assignee of Reliance Insurance Company, a Pennsylvania corporation, United Pacific Insurance Company, a Pennsylvania corporation, Reliance National Insurance Company, a Delaware corporation, and Reliance Surety Company, a Delaware corporation) (“TCASC”) and TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, a Connecticut corporation (“Travelers America” and together with TCASC, the “Secured Party”).

Preliminary Statement

A. Concurrently herewith, the Grantors, certain of their affiliates and the Secured Party are entering into that certain Third Amended and Restated Underwriting and Continuing Indemnity Agreement, dated as of even date herewith, which amends and restates that certain Second Amended and Restated Underwriting and Continuing Indemnity Agreement, dated as of August 19, 1998, as amended, supplemented or otherwise modified from time to time (as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Underwriting Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meaning given in the Underwriting Agreement.

B. The Grantors have previously entered into that certain Third Amended and Restated Note Pledge Agreement (the “Existing Agreement”), dated as of April 24, 2001, in favor of the Secured Party.

C. The Grantors and the Secured Party desire to amend and restate the Existing Agreement on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined, and the following terms shall have the following meanings (such meanings being equally applicable to both the singular and the plural forms of the terms defined):

“Collateral” shall mean all property and rights in property now owned or hereafter at any time acquired by any Grantor with respect to which a Lien is granted in favor of the Secured Party by such Grantor under this Agreement pursuant to Section 2.

“Note” shall mean that certain Third Amended and Restated Master Intercompany Demand Note dated as of the date hereof executed and delivered by the Grantors and certain of their other Affiliates, as the same may be amended, restated, extended, supplemented or otherwise modified.

“UCC” shall mean the Uniform Commercial Code, as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Secured Party’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

2. Grant of Security. To secure the prompt and complete payment, observance and performance of (a) each Grantor’s obligations and liabilities under the Underwriting Agreement and the other Underwriting Documents, including, without limitation, all “Loss” under and as defined in the Underwriting Agreement and (b) each Grantor’s obligations and liabilities under this Agreement and other agreements, documents or instruments executed by such Grantor pursuant to or in connection with such agreements (all such obligations and liabilities of the Grantors now or hereafter existing being hereinafter referred to as the “Liabilities”), each Grantor hereby reaffirms its assignment, pledge and grant pursuant to the Existing Agreement, and each Grantor hereby presently assigns, grants and pledges, to the Secured Party, for the benefit of each Secured Party, a security interest in all of such Grantor’s right, title and interest in and to the following, whether now owned or existing or hereafter arising or acquired and wheresoever located: the Note, all other amounts from time to time owing to such Grantor from any other Indemnitor (whether or not evidenced or governed by the Note), all proceeds of any of the foregoing, and all books and records with respect thereto.

3. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the Note to which it is a party to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of its rights hereunder shall not release such Grantor from any of its duties or obligations under the Note to which it is a party or with respect to any other Collateral, and (c) the Secured Party shall not have any responsibility, obligation or liability under any Note or other Collateral by reason of this Agreement, nor shall the Secured Party be required or obligated, in any manner, to (i) perform or fulfill any of the obligations or duties of such Grantor thereunder, (ii) make any payment, or make any inquiry as to the nature or sufficiency of any payment received by such Grantor or the sufficiency of any performance by any party under any such contract or agreement or (iii) present or file any claim, or take any action to collect or enforce any claim for payment assigned hereunder.

4. Representations and Warranties. Each Grantor represents and warrants, as of the date of this Agreement and on the date of the issuance of any Bond (unless such representation speaks only as of the date hereof and except as otherwise permitted by this Agreement or the Underwriting Agreement) until the termination of this Agreement pursuant to Section 15, that:

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(a) The correct legal corporate names of the Grantors are set forth on the signature pages to this Agreement and the jurisdictions of organization of the Grantors are set forth on Schedule I. The chief place of business and chief executive office of the Grantors (other than North American Site Developers, Inc. (“NASDI”)), is located at 2122 York Road, Oak Brook, Illinois 60523, and the chief place of business and chief executive office of NASDI is located at 218 Lincoln Street, Allston, Massachusetts 02134. All records included within or otherwise concerning the Collateral (other than the Note itself) are located at such addresses.

(b) Each Grantor is the legal and beneficial owner of its respective Collateral free and clear of all Liens, except for Liens permitted by the Underwriting Agreement (“Permitted Liens”).

(c) Each Grantor conducts business under its legal corporate name and, within the five-year period preceding the date hereof, the Grantors have not used any trade names or fictitious names, except as set forth on Schedule I.

(d) This Agreement creates in favor of the Secured Party a legal, valid and enforceable security interest in all Collateral. When the Note is delivered to the Secured Party, endorsed as payable to the order of the Secured Party as contemplated on the face of such Note and financing statements against each applicable Grantor have been properly presented for filing and the filing fee has been tendered or have been accepted by the filing officers in the Secretaries of State of Delaware, Illinois, Massachusetts and New Jersey, as applicable, the Secured Party will have a fully perfected first priority lien on, and security interest in, the Collateral, subject only to Permitted Liens.

(e) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body that has not already been taken or made and which is in full force and effect, is required (i) for the grant by the Grantor of the security interest in the Collateral granted hereby; (ii) for the execution, delivery or performance of this Agreement by the Grantors; or (iii) for the exercise by the Secured Party of any of its other rights or remedies hereunder, except those for which, if not obtained, could not reasonably be expected to have a Material Adverse Change.

(f) Each Note has been duly authorized, executed, endorsed, issued and delivered, and evidences the legal, valid and binding obligation of each “Borrower” under and as defined therein (except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency and other similar laws affecting creditors’ rights generally), and no default exists under such Note by any such “Borrower”.

5. Perfection and Maintenance of Security Interest and Lien. It is acknowledged by all the parties hereto that as of the date hereof, Bank of America, N.A. (the “Bank Agent”) is in possession of the Note pursuant to that certain Note Pledge Agreement of even date herewith among the Grantors and the Bank Agent. At such time as the Bank Agent shall relinquish possession of the Note (the “Turn-Over Date”), the Grantors shall cause such Note to be delivered to the Secured Party and to be properly endorsed by each applicable Grantor as payable to the order of the Secured Party. Each Grantor agrees that until such time as no Bonds shall remain outstanding and all of the Liabilities have been fully satisfied, this

3

Agreement and the security interests and Liens created hereby shall continue in full force and effect. Each Grantor shall perform any and all steps reasonably requested by the Secured Party to perfect, maintain and protect the Secured Party’s security interests in and Liens on and against the Collateral granted or purported to be granted hereby or to enable the Secured Party to exercise its rights and remedies hereunder with respect to any Collateral, including, without limitation, executing and filing financing or continuation statements, or original financing statements in lieu of continuation statements, or amendments thereof, in form and substance reasonably satisfactory to the Secured Party and executing and delivering all further instruments and documents, and taking all further action, as the Secured Party may reasonably request (provided, that prior to the Turn-Over Date, the Grantors shall not be required to deliver to the Secured Party the original Note), including, without limitation, in order to preserve, protect and enforce the security interests in and Liens on and against the Collateral granted or purported to be granted hereby under the law of any jurisdiction in the event for any reason that the law of such jurisdiction becomes or is applicable to the Collateral or any part thereof.

6. Financing Statements. To the extent permitted by applicable law, each Grantor hereby authorizes the Secured Party to file financing or continuation statements, original financing statements in lieu of continuation statements, and amendments thereto disclosing the security interest granted to the Secured Party under this Agreement without such Grantor’s signature appearing thereon, and the Secured Party agrees to notify such Grantor when such a filing has been made. If any Collateral is in the possession or control of any third party, upon the Secured Party’s request, each Grantor shall notify such Person of the Secured Party’s security interest in such Collateral and, upon the Secured Party’s request, instruct them to hold all such Collateral for the Secured Party’s account and subject to the Secured Party’s instructions and to obtain an acknowledgement from such Person that such Person is holding such Collateral for the benefit of the Secured Party.

7. Filing Costs. The Grantors shall pay the costs of, or incidental to, all recordings or filings of all financing statements, including, without limitation, any filing expenses incurred by the Secured Party pursuant to Section 6.

8. Secured Party Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Secured Party as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in such Grantor’s name or otherwise, from time to time in the Secured Party’s discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, following the occurrence and during the continuance of an Event of Default, to (a) ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral, including, without limitation, to demand repayment of all amounts owing to one or more Grantors under the terms of the Note; (b) receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and (c) file any claims or take any action or institute any proceedings that the Secured Party may deem necessary or desirable for the collection of any of the Collateral, or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral.

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9. Secured Party’s Duties. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall not have any duty as to any Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall be under no obligation to take any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral, but may do so at its option, and all reasonable expenses incurred in connection therewith shall be for the sole account of the Grantors and shall be added to the Liabilities.

10. Remedies. (a) If any Event of Default shall have occurred and be continuing:

(i) The Secured Party shall have, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and further, the Secured Party may, without notice, demand or legal process of any kind (except as may be required by law), all of which each Grantor waives, at any time or times, (x) enter any Grantor’s owned or leased premises and take physical possession of the Collateral and maintain such possession on such Grantor’s owned or leased premises, at no cost to the Secured Party or remove the Collateral, or any part thereof, to such other place(s) as the Secured Party may desire, (y) require each Grantor to, and each Grantor hereby agrees that it will, at its expense and upon request of the Secured Party, forthwith assemble all or any part of the Collateral as the Secured Party directs and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to the Secured Party and (z) without notice except as specified below, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof at public or private sale, at any exchange, broker’s board or at any of the offices of the Secured Party or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned;

(ii) The Secured Party shall apply all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral (after payment of all expenses incurred by the Secured Party in connection with such sale, collection or realization), against all or any part of the Liabilities in such order as may be required by the Secured Party. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all the Liabilities shall be paid over to the appropriate Grantors or to whomsoever may be lawfully entitled to receive such surplus;

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(b) Each Grantor waives all claims, damages and demands against the Secured Party arising out of the repossession, retention or sale of any of the Collateral or any part or parts thereof, except any such claims, damages and awards arising out of the gross negligence or willful misconduct of the Secured Party as determined in a final judgment of a court of competent jurisdiction; and

(c) The rights and remedies provided under this Agreement are cumulative and may be exercised singly or concurrently and are not exclusive of any rights and remedies provided by law or equity.

11. Exercise of Remedies. In connection with the exercise of its remedies pursuant to Section 10, the Secured Party may (i) exchange, enforce, waive or release any portion of the Collateral and any other security for the Liabilities; (ii) apply such Collateral or security and direct the order or manner of sale thereof as the Secured Party may determine from time to time; and (iii) settle, compromise, collect or otherwise liquidate any such Collateral or security in any manner following the occurrence of an Event of Default, without affecting or impairing the Secured Party’s right to take any other further action with respect to any Collateral or security or any part thereof.

12. Injunctive Relief. Each Grantor recognizes that if such Grantor fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Secured Party; therefore, such Grantor agrees that the Secured Party, if the Secured Party so determines and requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

13. Security Interest Absolute. All rights of the Secured Party and security interests hereunder, and all obligations of the Grantors hereunder, shall be absolute and unconditional irrespective of:

(i) Any lack of validity or enforceability of the Underwriting Agreement or any other agreement or instrument relating thereto;

(ii) Any change in the time, manner or place of payment of, or in any other term of, all or any part of the Liabilities, or any other amendment or waiver of or any consent to any departure from the Underwriting Agreement;

(iii) Any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any part of the Liabilities; or

(iv) Any other circumstance which might otherwise constitute a defense available to, or a discharge of, any of the Grantors in respect of the Liabilities or of this Agreement other than payment in full of the Liabilities (other than contingent and indemnification obligations for which no claim has been, or is reasonably expected to be, made).

14. Waivers. Each Grantor waives presentment and demand for payment of any of the Liabilities, protest and notice of dishonor or Event of Default with respect to any of

6

the Liabilities and all other notices to which such Grantor might otherwise be entitled except as otherwise expressly provided herein or in the Underwriting Agreement.

15. Term. This Agreement shall remain in full force and effect until such time as no Bonds shall remain outstanding, no obligations remain outstanding under any Bond and the Liabilities (other than contingent and indemnification obligations for which no claim has been, or is reasonably expected to be, made) have been fully paid in cash. Upon the termination of this Agreement as provided above (other than as a result of the sale of the Collateral), the Secured Party will release the security interest created hereunder.

16. Definitions. The singular shall include the plural and vice versa and any gender shall include any other gender as the context may require.

17. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each Grantor, and the Secured Party, and their respective successors and assigns (including successors by way of merger, acquisition or similar event). A Grantor’s successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for such Grantor.

18. GOVERNING LAW. ANY DISPUTE BETWEEN THE SECURED PARTY AND THE GRANTORS ARISING OUT OF OR RELATED TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

19. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

20. Notices. All notices and other communications required or desired to be served, given or delivered hereunder shall be made in accordance with the applicable provisions contained in the Underwriting Agreement.

21. Amendments, Waivers and Consents. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Grantors and the Secured Party, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

22. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

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23. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

24. Merger. This Agreement represents the final agreement of the Grantors with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, among the Grantors and the Secured Party.

25. Additional Grantors. If, pursuant to Section 6.14 of the Underwriting Agreement or otherwise, Great Lakes shall be required to cause any Subsidiary that is not a Grantor to become a Grantor hereunder or if for any reason Great Lakes shall desire that any Subsidiary that is not a Grantor become a Grantor hereunder, such Subsidiary shall execute and deliver to the Secured Party a joinder agreement (a “Joinder Agreement”) in substantially the form of Exhibit A attached hereto and shall thereafter for all purposes be a party hereto and have all the same rights, benefits and obligations as any Grantor party hereto.

26. Amendment and Restatement. Effective as of the date this Agreement is executed, (a) this Agreement shall amend and restate in its entirety the Existing Agreement, and (b) each reference to the Existing Agreement in any of the Underwriting Documents or any other document, instrument or agreement delivered in connection therewith shall mean and be a reference to this Agreement.

27. Reaffirmation and Restatement. This Agreement constitutes an amendment and restatement of the Existing Agreement and the Debt secured by the Existing Agreement is continuing Debt. Nothing herein shall be deemed to constitute a payment, settlement or novation of the Debt secured by the Existing Agreement, or to release or otherwise adversely affect any Lien securing such Debt or any rights the Secured Party has against any guarantor, surety or other party primarily or secondarily liable for such Debt.

8

IN WITNESS WHEREOF, the Grantors and the Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

GREAT LAKES DREDGE & DOCK CORPORATION

By:
Name: Title:	Deborah A. Wensel Senior Vice President, Chief Financial Officer and Treasurer

GREAT LAKES DREDGE & DOCK COMPANY

By:
Name: Title:	Deborah A. Wensel Senior Vice President, Chief Financial Officer and Treasurer

DAWSON MARINE SERVICES COMPANY

By:
Name: Title:	Deborah A. Wensel Senior Vice President, Chief Financial Officer and Treasurer

FIFTY-THREE DREDGING CORPORATION

By:
Name: Title:	Deborah A. Wensel Vice President

[SIGNATURE PAGE TO NOTE PLEDGE AGREEMENT]

GREAT LAKES CARIBBEAN DREDGING, INC.

By:
Name:	Deborah A. Wensel
Title:	Senior Vice President, Chief Financial Officer and Treasurer

NORTH AMERICAN SITE DEVELOPERS, INC.

By:
Name: Title:	Deborah A. Wensel Vice President and Treasurer

[SIGNATURE PAGE TO NOTE PLEDGE AGREEMENT]

TRAVELERS CASUALTY AND SURETY COMPANY

By:
Name:
Title:

TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

By:
Name:
Title:

[SIGNATURE PAGE TO NOTE PLEDGE AGREEMENT]

NOTE PLEDGE AGREEMENT

Schedule I

A.	The Grantors have not used any trade names or fictitious names within the five-year period preceding the date hereof. However, please note the following:

Great Lakes:

1.	Effective on December 31, 1998, Great Lakes International, Inc., a Delaware corporation and a wholly-owned subsidiary of Great Lakes, was merged with and into Great Lakes.

Great Lakes Dredge & Dock Company (“GLDD Company”):

1.	On December 31, 2001, Gates Construction Corp., a New Jersey corporation and a wholly-owned subsidiary of GLDD Company, was dissolved.

2.	Effective on December 31, 2002, North American Trailing Company, a Delaware corporation and a wholly-owned subsidiary of GLDD Company, was merged with and into GLDD Company.

3.	Effective on November 25, 2002, NATCO Dredging Limited Partnership, a Delaware limited partnership of which GLDD Company was General Partner, was dissolved.

Dawson Marine Services Company:

1.	F/k/a Dawson Dredging Company, a Delaware corporation.

B.	The following are the jurisdictions of organization of each of the Grantors:

Great Lakes Dredge & Dock Corporation - Delaware

Great Lakes Dredge & Dock Company - New Jersey

North American Site Developers, Inc. - Massachusetts

Great Lakes Caribbean Dredging, Inc. - Delaware

Dawson Marine Services Company - Delaware

Fifty-Three Dredging Corporation - New Jersey

Schedule I

Fourth Amended and Restated Note Pledge Agreement

Exhibit A

Joinder Agreement

This JOINDER AGREEMENT, dated as of             , 20    , is delivered pursuant to Section 25 of the Fourth Amended and Restated Note Pledge Agreement, dated as of December 22, 2003, (the “Note Pledge Agreement”) by Great Lakes Dredge and Dock Corporation (“Great Lakes”) and the Subsidiaries of the Great Lakes listed on the signature pages thereof in favor of Travelers Casualty and Surety Company, a Connecticut corporation (“TCASC”), and Travelers Casualty and Surety Company of America, a Connecticut corporation (together with TCASC, the “Secured Party”). Capitalized terms used herein but not defined herein are used with the meanings given them in the Note Pledge Agreement.

By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 25 of the Note Pledge Agreement, hereby becomes a party to the Note Pledge Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, hereby grants to the Secured Party, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Liabilities of the undersigned, hereby collaterally assigns and pledges to the Secured Party and grants to the Secured Party a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the undersigned and expressly assumes all obligations and liabilities of a Grantor thereunder.

The information set forth in Annex 1-A is hereby added to the information set forth in the Schedules to the Note Pledge Agreement.

The undersigned hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Note Pledge Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

EXHIBIT C

FORM OF

AMENDED AND RESTATED SECURITY AGREEMENT (A/R)

THIS AMENDED AND RESTATED SECURITY AGREEMENT (A/R) (this “Agreement”) is dated as of December 22, 2003 and is made by GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation (“Great Lakes”), and each other entity a signatory hereto or which becomes a party hereto pursuant to Section 27 (together with Great Lakes, each a “Debtor” and collectively, the “Debtors”), in favor of and for the benefit of TRAVELERS CASUALTY AND SURETY COMPANY, a Connecticut corporation (as assignee of Reliance Insurance Company, a Pennsylvania corporation, United Pacific Insurance Company, a Pennsylvania corporation, Reliance National Insurance Company, a Delaware corporation, and Reliance Surety Company, a Delaware corporation) (“TCASC”) and TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, a Connecticut corporation (“Travelers America”, and together with TCASC, the “Secured Party”). Capitalized terms used herein shall, unless otherwise defined herein, have the meanings provided in the Underwriting Agreement referred to below.

RECITALS

WHEREAS, Great Lakes has previously entered into that certain Security Agreement (A/R), dated as of August 19, 1998 (the “Existing Great Lakes Agreement”), in favor of and for the benefit of the Secured Party;

WHEREAS, Great Lakes Dredge & Dock Company, a New Jersey corporation (the “Company”), has previously entered into that certain Amended and Restated Security Agreement (A/R), dated as of August 19, 1998 (the “Existing Company Agreement”), in favor of and for the benefit of the Secured Party;

WHEREAS, Great Lakes Caribbean Dredging, Inc., a Delaware corporation (“Caribbean”), has previously entered into that certain Security Agreement (A/R), dated as of June 15, 2000 (the “Existing Caribbean Agreement”), in favor of and for the benefit of the Secured Party;

WHEREAS, North American Site Developers, Inc., a Massachusetts corporation (“NASDI”), has previously entered into that certain Security Agreement (A/R), dated as of April 24, 2001 (collectively with the Existing Great Lakes Agreement, the Existing Company Agreement and the Existing Caribbean Agreement, the “Existing Agreements”), in favor of and for the benefit of the Secured Party;

WHEREAS, concurrently herewith the Debtors and the Secured Party are entering into that certain Third Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of even date herewith, which amends and restates that certain Second Amended and Restated Underwriting and Continuing Indemnity Agreement, dated as of August 19, 1998, as amended, restated, supplemented or otherwise modified from time to time

(as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Underwriting Agreement”);

WHEREAS, Great Lakes, the Company, Caribbean and NASDI desire to amend and restate the Existing Agreements on the terms and conditions set forth in this Agreement; and

WHEREAS, each other Debtor desires to secure all obligations of such Debtor now or hereafter existing under the Underwriting Agreement and the other Underwriting Documents and to grant security interests in certain of its personal property in favor of the Secured Party.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Secured Party to issue Bonds in connection with the Underwriting Agreement, the parties hereto agree as follows:

AGREEMENT

SECTION 1. Grant of Security. Each Debtor hereby reaffirms its assignment, pledge and grant of a security interest pursuant to the Existing Agreement and hereby presently assigns, pledges and grants to the Secured Party for its benefit a security interest in all of such Debtor’s right, title and interest in and to the following, in each case whether now existing or hereafter arising, whether now owned or hereafter acquired and wherever the same may be located (the “Collateral”) to secure the Secured Obligations (as defined in Section 2):

(a) All Accounts (as such term is defined in the Uniform Commercial Code in effect in the State of New York (the “Code”)) arising from the Contracts, (i) including, without limitation, all right, title and interest to all monies due or to become due to such Debtor arising out of or in any way relating to any Contract, including, but not limited to progress payments, deferred payments, retained percentages, compensation for other work, and claims and the proceeds thereof, (ii) but not including any Accounts the assignment of which for collateral security purposes is prohibited by applicable local, state or Federal law;

(b) All General Intangibles (as such term is defined in the Code) in any way related to any Contract, including, without limitation, all rights, actions, causes of action, claims and demands of such Debtor in, or arising from or out of, (i) any Contract or any extensions, modifications, changes or alterations thereof or additions thereto or (ii) any subcontract in connection with a Contract or against any subcontractor or any Person, furnishing or agreeing to furnish or supply labor, materials, supplies, machinery, tools, or other equipment in connection with or on account of a Contract or against any surety or sureties of any such materialman, subcontractor, laborer or other Person;

(c) All books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software (owned by such Debtor or in which it has an interest) that at any time evidence or contain

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information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

(d) All proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term “proceeds” includes whatever is receivable or received when Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including returned premiums, with respect to any insurance relating thereto.

SECTION 2. Security for Obligations. This Agreement secures and the Collateral is collateral security for the prompt payment or performance in full when due (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)) of all obligations of every nature of each Debtor now or hereafter existing under the Underwriting Agreement, the other Underwriting Documents, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred and all or any portion of such obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise, (all such obligations being the “Underlying Debt”), and all obligations of every nature of each Debtor now or hereafter existing under this Agreement (all such obligations of the Debtors, together with the Underlying Debt, being the “Secured Obligations”).

SECTION 3. The Debtors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Debtor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of the rights hereunder shall not release any Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) the Secured Party shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of any Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 4. Representations and Warranties. Each Debtor represents and warrants, as of the date of this Agreement and on the date of the issuance of any Bond (unless such representation speaks only as of the date hereof and except as otherwise permitted by this Agreement or the Underwriting Agreement) until the termination of this Agreement, as follows:

(a) Ownership of Collateral. Except for the security interest created by this Agreement and Liens otherwise permitted under the Underwriting Agreement, the Debtors own the Collateral free and clear of any Lien. Except as

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may have been filed in favor of the Secured Party relating to this Agreement or in favor of a secured party permitted by the Underwriting Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office;

(b) Validity. This Agreement creates a valid security interest in the Collateral securing the payment of the Secured Obligations;

(c) Governmental Authorizations. Other than those authorizations and approvals which have been obtained, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (other than the filing of UCC-1 financing statements) either (i) for the grant by the Debtors of the security interests granted hereby or for the execution, delivery or performance of this Agreement by the Debtors or (ii) for the perfection of the security interests hereunder;

(d) Other Information. All written information heretofore, herein or hereafter supplied to the Secured Party by the Debtors with respect to the Collateral is accurate and complete in all material respects; and

(e) Office Locations; Fictitious Names. The jurisdiction of organization of each Debtor as of the date hereof is set forth on Schedule I hereto. The chief executive office and the office where the Debtors keep their records regarding the Accounts is located at the address of the Debtors set forth on Schedule I hereto. Within the five-year period preceding the date hereof, the Debtors have not done business under any trade-name or fictitious business name except for those names set forth on Schedule I.

SECTION 5. Further Assurances. (a) Each of the Debtors agrees that from time to time, and at their expense, each Debtor will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

(b) Each Debtor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Debtor, to the extent permitted under applicable law.

(c) Each Debtor will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

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SECTION 6. Covenants of Debtor. Each Debtor shall:

(a) Not use or permit any Collateral to be used in violation of any provision of this Agreement or any other Underwriting Document, any policy of insurance covering the Collateral which could reasonably be expected to cause a termination of such insurance policy or any applicable statute, regulation or ordinance the noncompliance with which could reasonably be expected to result in a Material Adverse Change; and

(b) Notify the Secured Party of any change in such Debtor’s name, identity, jurisdiction of organization or corporate structure which would cause the financing statements filed in connection herewith to be misleading prior to such change.

SECTION 7. [RESERVED]

SECTION 8. Insurance. (a) Each Debtor will maintain or cause to be maintained, insurance as provided in Section 6.4 of the Underwriting Agreement or any other Underwriting Document. Each Debtor shall, if so requested by the Secured Party, deliver to the Secured Party copies of such policies of such insurance and, as often as the Secured Party may reasonably request, a report of a reputable insurance broker with respect to such insurance.

SECTION 9. Special Covenants With Respect to Accounts.

(a) Each Debtor shall keep its chief executive office and the offices where it keeps its records concerning the Accounts at the location therefor specified in Section 4 or, upon 30 days’ prior written notice to the Secured Party, at such other locations in a jurisdiction where all action that may be reasonably necessary or desirable or that the Secured Party may reasonably request in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to such Accounts shall have been taken. Each Debtor will hold and preserve such records and will permit representatives of the Secured Party at any reasonable time upon reasonable prior notice during normal business hours to inspect and make abstracts from such records and each Debtor agrees to render to the Secured Party, at such Debtor’s cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto.

(b) Except as otherwise provided in this subsection (b) of this Section 9, each Debtor shall continue to collect, at its own expense, all amounts due or to become due such Debtor under the Accounts. In connection with such collections, such Debtor may take such action as such Debtor may deem necessary or advisable to enforce collection of the Accounts; provided, however, that Secured Party shall have the right at any time, upon the occurrence and during the continuance of an Event of Default and upon written notice to such Debtor of its intention to do so, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to the Secured Party and to

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direct such account debtors or obligors to make payment of all amounts due or to become due to such Debtor thereunder directly to the Secured Party, upon such notification and at the expense of such Debtor, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Debtor might have done. After receipt by any Debtor of the notice from the Secured Party referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including checks and other instruments) received by such Debtor in respect of the Accounts shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of such Debtor and shall be forthwith paid over or delivered to the Secured Party in the same form as so received (with any necessary endorsement) to be held as cash collateral and applied as provided in Section 14, and (ii) such Debtor shall not adjust, settle or compromise the amount or payment of any Accounts, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

SECTION 10. Secured Party Appointed Attorney-in-Fact. Each Debtor hereby irrevocably appoints the Secured Party such Debtor’s attorney-in-fact with full authority in the place and stead of such Debtor and in the name of such Debtor, the Secured Party or otherwise, from time to time, following the occurrence and during the continuation of an Event of Default, in the Secured Party’s discretion to take any action and to execute any instrument that the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a) to obtain and adjust insurance required to be maintained by such Debtor or paid to the Secured Party pursuant to Section 8,

(b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

(c) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clauses (a) and (b) above,

(d) to file any claims or take any action or institute any proceedings that the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral,

(e) to pay or discharge taxes or Liens, levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Secured Party in its sole discretion, and such payments made by the Secured Party to become obligations of such Debtor to the Secured Party, which shall be added to the Secured Obligations and shall be due and payable immediately without demand,

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(f) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral,

(g) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party’s option and such Debtor’s expense, at any time, or from time to time, all acts and things that the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Secured Party’s security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as such Debtor might do;

provided, that the Secured Party shall not exercise the foregoing appointment as any Debtor’s attorney-in-fact until Secured Party shall have given notice to such Debtor following the occurrence and during the continuance of an Event of Default.

SECTION 11. Secured Party May Perform. If any Debtor fails to perform any agreement contained herein, after notice thereof from the Secured Party, the Secured Party may itself perform, or cause performance of, such agreement, and the reasonable expenses of Secured Party incurred in connection therewith shall be added to the Secured Obligations and shall be payable by such Debtor under Section 15.

SECTION 12. Secured Party’s Duties and Liabilities.

(a) The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Secured Party shall be deemed to exercise reasonable care in the custody and preservation of such Collateral if such Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property.

(b) The Secured Party shall not be liable to any Debtor (i) for any loss or damage sustained by it, or (ii) for any loss, damage, depreciation or other diminution in the value of any of the Collateral, that may occur as a result of, in connection with or that is in any way related to (x) any exercise by the Secured Party of any right or remedy under this Agreement or (y) any other act of or failure to act by the Secured Party, except to the extent that the same shall be determined by a judgment of a court of competent jurisdiction to be the result of acts or omissions on the part of the Secured Party constituting bad faith, gross negligence or willful misconduct.

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(c) NO CLAIM MAY BE MADE BY THE DEBTORS AGAINST THE SECURED PARTY OR ANY OF ITS AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, OR ATTORNEYS FOR ANY SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES IN RESPECT OF ANY BREACH OR WRONGFUL CONDUCT (WHETHER THE CLAIM THEREFOR IS BASED ON CONTRACT, TORT OR DUTY IMPOSED BY LAW) IN CONNECTION WITH, ARISING OUT OF OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED AND RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH; AND EACH DEBTOR HEREBY EXPRESSLY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY SUCH CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

SECTION 13. Remedies. If any Event of Default shall have occurred and be continuing, the Secured Party may exercise in respect of the Collateral, (a) all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral), (b) all of the rights and remedies provided for in this Agreement, the Underwriting Agreement and any other agreement between the Debtors and the Secured Party and (c) such other rights and the remedies as may be provided by law or otherwise (such rights and remedies of the Secured Party to be cumulative and non-exclusive). If an Event of Default shall have occurred and be continuing, the Secured Party also may (i) require the Debtors to, and the Debtors hereby agree that each Debtor will at its expense and upon request of the Secured Party forthwith, assemble all or part of Collateral as directed by Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to such parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Secured Party deems appropriate, (iv) take possession of such Debtor’s premises or place custodians in exclusive control thereof, remain on such premises and use the same and any equipment of such Debtor for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, and (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable. Each Debtor agrees that, at least ten days’ notice to such Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

SECTION 14. Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by the Secured Party in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of the

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Secured Party, be held by the Secured Party as Collateral for, and/or then, or at any other time thereafter applied, in full or in part by the Secured Party against the Secured Obligations in the following order of priority:

FIRST: To the payment of all reasonable costs and expenses of such sale, collection or other realization and all other expenses, liabilities and advances made or incurred by the Secured Party in connection therewith and all amounts for which the Secured Party is entitled to indemnification hereunder and all advances made by the Secured Party hereunder for the account of such Debtor and for the payment of all costs and expenses paid or incurred by the Secured Party in connection with the exercise of any right or remedy hereunder;

SECOND: To the payment in full of the Secured Obligations owing to the Secured Party; and

THIRD: After payment in full of the amounts specified in the preceding paragraphs, to the payment to or upon the order of such Debtor, or whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

All applications of proceeds to the Secured Obligations shall be applied to the payment of interest before application of payment to principal.

SECTION 15. Indemnity and Expenses.

(a) Each Debtor agrees to indemnify the Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Secured Party’s gross negligence, bad faith or willful misconduct.

(b) Each Debtor will within 15 days after written demand pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, that the Secured Party may incur in connection with (i) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (ii) the exercise or enforcement of any of the rights of the Secured Party hereunder or (iii) the failure by such Debtor to perform or observe any of the provisions hereof.

SECTION 16. Other Waivers by the Debtors, Etc.

Each Debtor waives any right to require the Secured Party to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any obligation or evidences of indebtedness held by the Secured Party as collateral, or in connection with any obligations or evidences of indebtedness that constitute in whole or in part the Underlying Debt, or in connection with the creation of new or additional indebtedness.

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Each Debtor waives any defense arising by reason of, and agrees that the rights of the Secured Party and the obligations of such Debtor shall be absolute and unconditional irrespective of, (a) any disability or other defense of any other Person; (b) the unenforceability or cessation from any cause whatsoever, other than the payment in full, of the Underlying Debt; (c) the application by such Debtor of the proceeds of any Underlying Debt for purposes other than the purposes represented by such Debtor to the Secured Party or intended or understood by the Secured Party; (d) any modification of the Underlying Debt, in any form whatsoever, including without limitation the renewal, extension, acceleration or other changes in time for payment of the Underlying Debt, or other change in the terms of the Underlying Debt or any part thereof, including any increase or decrease of the rate of interest thereon; (e) any right to deferral or modification of such Debtor’s obligations hereunder by reason of any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding; and (f) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any other Person in respect of the Underlying Debt other than payment in full of the Secured Obligations (other than contingent and indemnification obligations for which no claim has been, or is reasonably expected to be, made).

Each Debtor waives any right to enforce any remedy that the Secured Party now has or may hereafter have against any other Person, and waives any benefit of, or any right to participate in, any security whatsoever now or hereafter held by the Secured Party.

SECTION 17. Waiver of Jury Trial. THE DEBTORS AND THE SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. The Debtors and the Secured Party each acknowledge that this waiver is a material inducement for each Debtor and the Secured Party to enter into a business relationship, that each Debtor and the Secured Party have already relied on the waiver in entering into this Agreement and that each will continue to rely on the waiver in their related future dealings. The Debtors and the Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

SECTION 18. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until no Bonds shall remain outstanding, no obligations remain outstanding under any Bond and the payment in full of the Secured Obligations (other than contingent and indemnification obligations for which no claim has been, or is reasonably expected to be, made), (b) be binding upon each Debtor, and their respective successors and assigns and (c) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its successors, transferees and assigns. Upon the termination of the Underwriting Agreement, the

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security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Debtors. In addition, upon the disposition of any Collateral in compliance with Sections 6.13 and 8.12 of the Underwriting Agreement, such Collateral is hereby released by the Secured Party from the security interest granted herein. Upon any such termination or release, the Secured Party will, at the Debtors’ expense, execute and deliver to the Debtors such documents as the Debtors shall reasonably request to evidence such termination.

SECTION 19. Amendments; Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Debtors herefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party and the Debtors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 20. Addresses for Notices. All notices and other communications provided for hereunder shall be made in accordance with Section 8.9 of the Underwriting Agreement.

SECTION 21. Consent to Jurisdiction and Service of Process. Each of the Debtors and the Secured Party hereby submits to the nonexclusive jurisdiction of the state courts of the State of New York and the federal courts located in the State of New York for all matters arising under this Agreement and related documents. Service of process sufficient for personal jurisdiction in any action against the Debtor in New York may be made by registered or certified mail, return receipt requested, to the address specified pursuant to Section 20.

SECTION 22. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). Unless otherwise defined herein or in the Underwriting Agreement, terms used in Article 9 of the Code as in effect in the State of New York are used herein as therein defined.

SECTION 23. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

SECTION 24. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation and in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 25. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each Debtor and the Secured Party, and their respective successors and assigns (including successors by way of merger, acquisition or similar event). Each Debtor’s successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for such Debtor.

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SECTION 26. No Other Writing. This writing is intended by the Debtors and the Secured Party as the final expression of this Agreement and is also intended as a complete and exclusive statement of the terms of their agreement with respect to the matters covered hereby. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify and terms of this Agreement. There are no conditions to the full effectiveness of this Agreement.

SECTION 27. Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

SECTION 28. Additional Debtors. If, pursuant to Section 6.14 of the Underwriting Agreement or otherwise, Great Lakes shall be required to cause any Subsidiary that is not a Debtor to become a Debtor hereunder or if for any reason Great Lakes shall desire that any Subsidiary that is not a Debtor become a Debtor hereunder, such Subsidiary shall execute and deliver to the Secured Party a joinder agreement (a “Joinder Agreement”) in substantially the form of Exhibit A attached hereto and shall thereafter for all purposes be a party hereto and have all the same rights, benefits and obligations as any Debtor party hereto.

SECTION 29. Amendment and Restatement. Effective as of the date this Agreement is executed, (a) this Agreement shall amend and restate in its entirety the Existing Agreements, and (b) each reference to any Existing Agreement in any of the Underwriting Documents or any other document, instrument or agreement delivered in connection therewith shall mean and be a reference to this Agreement.

SECTION 30. Reaffirmation and Restatement. This Agreement constitutes an amendment and restatement of the Existing Agreements and the Debt secured by the Existing Agreements is continuing Debt. Nothing herein shall be deemed to constitute a payment, settlement or novation of the Debt secured by the Existing Agreements, or to release or otherwise adversely affect any Lien securing such Debt or any rights the Secured Party has against any guarantor, surety or other party primarily or secondarily liable for such Debt.

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IN WITNESS WHEREOF, the Debtors and the Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

GREAT LAKES DREDGE & DOCK CORPORATION

By:
Name:	Deborah A. Wensel
Title:	Senior Vice President, Chief Financial Officer and Treasurer

GREAT LAKES DREDGE & DOCK COMPANY

By:
Name:	Deborah A. Wensel
Title:	Senior Vice President, Chief Financial Officer and Treasurer

GREAT LAKES CARIBBEAN DREDGING, INC.

By:
Name:	Deborah A. Wensel
Title:	Senior Vice President, Chief Financial Officer and Treasurer

NORTH AMERICAN SITE DEVELOPERS, INC.

By:
Name:	Deborah A. Wensel
Title:	Vice President and Treasurer

DAWSON MARINE SERVICES COMPANY

By:
Name:	Deborah A. Wensel
Title:	Senior Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO SECURITY AGREEMENT (A/R)]

FIFTY-THREE DREDGING CORPORATION

By:
Name:	Deborah A. Wensel
Title:	Vice President

[SIGNATURE PAGE TO SECURITY AGREEMENT (A/R)]

TRAVELERS CASUALTY AND SURETY COMPANY

By:
Name:
Title:

TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

By:
Name:
Title:

[SIGNATURE PAGE TO SECURITY AGREEMENT (A/R)]

SECURITY AGREEMENT

Schedule I

A.	The following are the jurisdictions of organization of each of the Debtors:

Great Lakes Dredge & Dock Corporation- Delaware

Great Lakes Dredge & Dock Company- New Jersey

North American Site Developers, Inc.- Massachusetts

Great Lakes Caribbean Dredging, Inc.- Delaware

Dawson Marine Services Company- Delaware

Fifty-Three Dredging Corporation- New Jersey

B.	The chief executive office of each of the Debtors, other than North American Site Developers, Inc. (“NASDI”), is located at:

2122 York Road

Oak Brook, IL 60523

The chief executive office for NASDI is located at:

218 Lincoln Street

Allston, MA 02134

Please note that records regarding NASDI Accounts are also kept at 2122 York Road, Oak Brook, IL 60523.

C. Trade name, fictitious business name or other name:

The Debtors have not used any trade names or fictitious names within the five-year period preceding the date hereof. However, please note the following:

Great Lakes:

1.	Effective on December 31, 1998, Great Lakes International, Inc., a Delaware corporation and a wholly-owned subsidiary of Great Lakes, was merged with and into Great Lakes.

Great Lakes Dredge & Dock Company (“GLDD Company”):

1.	On December 31, 2001, Gates Construction Corp., a New Jersey corporation and a wholly-owned subsidiary of GLDD Company, was dissolved.

2.	Effective on December 31, 2002, North American Trailing Company, a Delaware corporation and a wholly-owned subsidiary of GLDD Company, was merged with and into GLDD Company.

3.	Effective on November 25, 2002, NATCO Dredging Limited Partnership, a Delaware limited partnership of which GLDD Company was General Partner, was dissolved.

Amended and Restated Security Agreement (A/R)

Schedule I

Dawson Marine Services Company:

1.	F/k/a Dawson Dredging Company, a Delaware corporation.

Amended and Restated Security Agreement (A/R)

Schedule I

Exhibit A

Joinder Agreement

This JOINDER AGREEMENT, dated as of              , 20    , is delivered pursuant to Section 27 of the Amended and Restated Security Agreement (A/R), dated as of December 22, 2003, by Great Lakes Dredge and Dock Corporation, a Delaware corporation (“Great Lakes”), and the Subsidiaries of the Great Lakes listed on the signature pages thereof in favor of Travelers Casualty and Surety Company, a Connecticut corporation (“TCASC”), and Travelers Casualty and Surety Company of America, a Connecticut corporation (together with TCASC, the “Secured Party”) (the “Receivables Security Agreement”). Capitalized terms used herein but not defined herein are used with the meanings given them in the Receivables Security Agreement.

By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 28 of the Receivables Security Agreement, hereby becomes a party to the Receivables Security Agreement as a Debtor thereunder with the same force and effect as if originally named as a Debtor therein and, without limiting the generality of the foregoing, hereby grants to the Secured Party, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of the undersigned, hereby collaterally assigns and pledges to the Secured Party and grants to the Secured Party a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the undersigned and expressly assumes all obligations and liabilities of a Debtor thereunder.

The information set forth in Annex 1-A is hereby added to the information set forth in the Schedules to the Receivables Security Agreement.

The undersigned hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Receivables Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL DEBTOR]

By:
Name:
Title:

EXHIBIT D-1

FORM OF

SECURITY AGREEMENT (EQUIPMENT)

This SECURITY AGREEMENT (EQUIPMENT) (this “Agreement”) is made and entered into as of December 22, 2003 by GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation (the “Grantor”), in favor of TRAVELERS CASUALTY AND SURETY COMPANY, a Connecticut corporation (as assignee of Reliance Insurance Company, a Pennsylvania corporation, United Pacific Insurance Company, a Pennsylvania corporation, Reliance National Insurance Company, a Delaware corporation, and Reliance Surety Company, a Delaware corporation) (“TCASC”) and TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, a Connecticut corporation (“Travelers America”, and together with TCASC, the “Secured Party”).

RECITALS

WHEREAS, concurrently herewith the Grantor and the Secured Party are entering into that certain Third Amended and Restated Underwriting and Continuing Indemnity Agreement, dated as of even date herewith, which amends and restates that certain Second Amended and Restated Underwriting and Continuing Indemnity Agreement, dated as of August 19, 1998, as amended, supplemented or otherwise modified from time to time (as it may be further amended, restated, supplemented or otherwise modified, the “Underwriting Agreement”; capitalized terms defined therein and not otherwise defined herein being used herein as therein defined);

WHEREAS, the Grantor desires to secure all obligations of the Grantor now or hereafter existing under the Underwriting Agreement and the other Underwriting Documents; and

WHEREAS, the Grantor desires to grant security interests in certain of its personal property in favor of the Secured Party.

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined, and the following terms shall have the following meanings (such meanings being equally applicable to both the singular and the plural forms of the terms defined):

“Collateral” shall mean all property and rights in property now owned or hereafter at any time acquired by the Grantor with respect to which a Lien is granted in favor of the Secured Party by the Grantor under this Agreement pursuant to Section 2.

“First Preferred Fleet Mortgage” shall mean that certain First Preferred Fleet Mortgage of even date herewith executed and delivered by the Grantor in favor of the Secured Party, as such agreement may be amended, restated, supplemented, or otherwise modified from time to time.

“Second Preferred Fleet Mortgage” shall mean that certain Second Preferred Fleet Mortgage of even date herewith executed and delivered by the Grantor in favor of the Secured Party, as such agreement may be amended, restated, supplemented, or otherwise modified from time to time.

“UCC” shall mean the Uniform Commercial Code, as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Secured Party’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

“Vessels” shall mean, collectively, those “Vessels” from time to time subject to and as defined in the First Preferred Fleet Mortgage or the Second Preferred Fleet Mortgage (including, without limitation, those Vessels described in Schedule I hereto).

2. Grant of Security. To secure the prompt and complete payment, observance and performance when due of (a) the Grantor’s obligations and liabilities under the Underwriting Agreement and the other Underwriting Documents, including, without limitation, all “Loss” under and as defined in the Underwriting Agreement and (b) the Grantor’s obligations and liabilities under this Agreement, any other agreement, document or instrument executed by the Grantor pursuant to or in connection with such agreements (all such obligations and liabilities of the Grantor now or hereafter existing being hereinafter referred to as the “Liabilities”), the Grantor pledges to the Secured Party, and grants to the Secured Party, a security interest in all of the Grantor’s right, title and interest in and to the following, whether now owned or existing or hereafter arising or acquired and wheresoever located: all Vessels and all equipment (including, without limitation, all “equipment” as such term is defined in Section 9-102(a)(33) of the UCC), whether now owned or hereafter acquired or arising, which is from time to time attached to, located on, or related to, one or more of the Vessels, including, without limitation, all boilers, engines, machinery, masts, spars, sails, boats, anchors, cables, chains, rigging, tackle, apparel, cranes, drills, excavators, shovels, construction equipment, furniture, furnishings, appliances, tools, tooling, and all other goods of every type and description (other than inventory), in each instance whether now owned or hereafter acquired by the Grantor and wherever located, together, in each instance, with all accessions and additions to any of the foregoing, substitutions therefor, earnings and other intangibles with respect thereto, replacements, proceeds and products thereof (including, without limitation, all charter and freight hire proceeds, insurance proceeds and requisition proceeds) (collectively, the “Equipment”), and all books and records with respect thereto.

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3. Grantor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Grantor shall remain solely liable under any contracts and agreements related to the Collateral to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of its rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements related to the Collateral, and (c) the Secured Party shall not have any responsibility, obligation or liability under the contracts and agreements related to the Collateral by reason of this Agreement, nor shall the Secured Party be required or obligated, in any manner, to (i) perform or fulfill any of the obligations or duties of the Grantor thereunder, (ii) make any payment, or make any inquiry as to the nature or sufficiency of any payment received by the Grantor or the sufficiency of any performance by any party under any such contract or agreement or (iii) present or file any claim, or take any action to collect or enforce any claim for payment assigned hereunder.

4. Representations and Warranties. The Grantor represents and warrants, as of the date of this Agreement and on the date of the issuance of any Bond (unless such representation speaks only as of the date hereof and except as otherwise permitted by this Agreement or the Underwriting Agreement) until the termination of this Agreement pursuant to Section 17, that:

(a) The correct corporate name of the Grantor is set forth in the first paragraph of this Agreement. The chief place of business and chief executive office of the Grantor are located at 2122 York Road, Oak Brook, Illinois 60523. All records included within or otherwise concerning the Collateral are located at such addresses or at the locations of the Equipment described and permitted herein.

(b) On the date hereof, the Grantor’s Equipment (other than Equipment in transit or out for repair) is kept at the locations listed on Schedule II hereto.

(c) The Grantor has exclusive possession and control of such Equipment, except for such Equipment which is leased to third parties, or is otherwise in possession of third parties, in a manner not prohibited by the Underwriting Agreement.

(d) The Grantor is the legal and beneficial owner of the Collateral free and clear of all Liens, except for Liens permitted by the Underwriting Agreement (“Permitted Liens”) and has rights in and the power to transfer each item of Collateral.

(e) The Grantor conducts business under its legal corporate name and, within the five-year period preceding the date hereof, the Grantor has not used any trade names or fictitious names, except as set forth on Schedule III.

(f) This Agreement creates in favor of the Secured Party a legal, valid and enforceable security interest in all Collateral in which a security interest may be created under the UCC (hereinafter, the “UCC Collateral”). When financing statements against the Grantor have been properly presented for filing and the filing fee has been tendered or have been accepted by the filing officer in the appropriate public recording offices in the Grantor’s jurisdiction of incorporation, the Secured Party will have a fully perfected first priority lien on,

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and security interest in, the UCC Collateral in which a security interest may be perfected by the filing of UCC financing statements, subject only to Permitted Liens.

(g) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body that has not already been taken or made and which is in full force and effect, is required (i) for the grant by the Grantor of the security interest in the Collateral granted hereby; (ii) for the execution, delivery or performance of this Agreement by the Grantor; or (iii) for the exercise by the Secured Party of any of its other rights or remedies hereunder.

5. Perfection and Maintenance of Security Interest and Lien. The Grantor agrees that until such time as no Bonds shall remain outstanding, no obligations remain outstanding under any Bond and all of the Liabilities (other than contingent and indemnification obligations for which no claim has been, or is reasonably expected to be, made) have been fully satisfied, this Agreement and the security interests and Liens created hereby shall continue in full force and effect. The Grantor shall perform any and all steps reasonably requested by the Secured Party to perfect, maintain and protect the Secured Party’s security interests in and Liens on and against the Collateral granted or purported to be granted hereby or to enable the Secured Party to exercise its rights and remedies hereunder with respect to any Collateral, including, without limitation, executing and filing financing or continuation statements, or amendments thereof, in form and substance reasonably satisfactory to the Secured Party and executing and delivering all further instruments and documents, and taking all further action, as the Secured Party may reasonably request.

6. Financing Statements. To the extent permitted by applicable law, the Grantor hereby authorizes the Secured Party to file financing or continuation statements and amendments thereto disclosing the security interest granted to the Secured Party under this Agreement without the Grantor’s signature appearing thereon, and the Secured Party agrees to notify the Grantor when such a filing has been made. If any Collateral is in the possession or control of any third party (including, without limitation, any bailee or warehouseman or other third party), upon the Secured Party’s request, Grantor shall notify such Person of the Secured Party’s security interest in such Collateral and, upon the Secured Party’s request, instruct them to hold all such Collateral for the Secured Party’s account and subject to the Secured Party’s instructions.

7. Filing Costs. The Grantor shall pay the costs of, or incidental to, all recordings or filings of all financing statements, including, without limitation, any filing expenses incurred by the Secured Party pursuant to Section 6.

8. Schedules of Collateral. The Grantor shall furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

9. Secured Party Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Secured Party as the Grantor’s attorney-in-fact, with full authority in the place and stead of the Grantor and in the Grantor’s name, the Secured Party’s name or otherwise,

4

from time to time following the occurrence and during the existence of an Event of Default, in the Secured Party’s discretion, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to (a) obtain and adjust insurance required to be paid to the Secured Party pursuant to the Underwriting Agreement; (b) ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (c) receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above; and (d) file any claims or take any action or institute any proceedings that the Secured Party may deem necessary or desirable for the collection of any of the Collateral, or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral.

10. Secured Party May Perform. If the Grantor fails to perform any agreement contained herein, at any time after written notice from the Secured Party to Grantor of such failure, the Secured Party may perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be added to the Liabilities and shall be payable by the Grantor within 15 days after demand therefor.

11. Secured Party’s Duties. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall not have any duty as to any Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall be under no obligation to take any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral, but may do so at its option, and all reasonable expenses incurred in connection therewith shall be for the sole account of the Grantor and shall be added to the Liabilities.

12. Remedies. (a) If any Event of Default shall have occurred and be continuing:

(i) The Secured Party shall have, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and further, the Secured Party may, without notice, demand or legal process of any kind (except as may be required by law), all of which the Grantor waives, at any time or times, (x) enter the Grantor’s owned or leased premises and take physical possession of the Collateral and maintain such possession on the Grantor’s owned or leased premises, at no cost to the Secured Party or remove the Collateral, or any part thereof, to such other place(s) as the Secured Party may desire, (y) require the Grantor to, and the Grantor hereby agrees that it will, at its expense and upon request of the Secured Party, forthwith assemble all or any part of the Collateral as the Secured Party directs and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to the Secured Party and (z) without notice except as specified below, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof at public or private sale, at any exchange, broker’s board or at

5

any of the offices of the Secured Party or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned;

(ii) The Secured Party shall apply all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral (after payment of all expenses incurred by the Secured Party in connection with such sale, collection or realization), against all or any part of the Liabilities in such order as may be required by the Secured Party. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all the Liabilities shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus;

(b) The Grantor waives all claims, damages and demands against the Secured Party arising out of the repossession, retention or sale of any of the Collateral or any part or parts thereof, except any such claims, damages and awards arising out of the gross negligence or willful misconduct of the Secured Party, as the case may be, as determined in a final judgment of a court of competent jurisdiction; and

(c) The rights and remedies provided under this Agreement are cumulative and may be exercised singly or concurrently and are not exclusive of any rights and remedies provided by law or equity.

13. Exercise of Remedies. In connection with the exercise of its remedies pursuant to Section 12, the Secured Party may (i) exchange, enforce, waive or release any portion of the Collateral and any other security for the Liabilities; (ii) apply such Collateral or security and direct the order or manner of sale thereof as the Secured Party may determine from time to time; and (iii) settle, compromise, collect or otherwise liquidate any such Collateral or security in any manner following the occurrence of an Event of Default, without affecting or impairing the Secured Party’s right to take any other further action with respect to any Collateral or security or any part thereof.

14. Injunctive Relief. The Grantor recognizes that if the Grantor fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Secured Party; therefore, the Grantor agrees that the Secured Party, if the Secured Party so determines and requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

15. Security Interest Absolute. All rights of the Secured Party and security interests hereunder, and all obligations of the Grantor hereunder, shall be absolute and unconditional irrespective of:

6

(i) Any lack of validity or enforceability of the Underwriting Agreement or any other agreement or instrument relating thereto;

(ii) Any change in the time, manner or place of payment of, or in any other term of, all or any part of the Liabilities, or any other amendment or waiver of or any consent to any departure from the Underwriting Agreement;

(iii) Any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any part of the Liabilities; or

(iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Grantor in respect of the Liabilities or of this Agreement other than payment in full of the Liabilities (other than contingent and indemnification obligations for which no claim has been, or is reasonably expected to be, made).

16. Waivers. The Grantor waives presentment and demand for payment of any of the Liabilities, protest and notice of dishonor or Event of Default with respect to any of the Liabilities and all other notices to which the Grantor might otherwise be entitled except as otherwise expressly provided herein or in the Underwriting Agreement.

17. Term. This Agreement shall remain in full force and effect until such time as no Bonds shall remain outstanding, no obligations remain outstanding under any Bond and the Liabilities (other than contingent and indemnification obligations for which no claim has been, or is reasonably expected to be, made) have been fully paid in cash. Upon the termination of this Agreement as provided above (other than as a result of the sale of the Collateral), Secured Party will release the security interest created hereunder.

18. Definitions. The singular shall include the plural and vice versa and any gender shall include any other gender as the context may require.

19. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Grantor and the Secured Party, and their respective successors and assigns (including successors by way of merger, acquisition or similar event). The Grantor’s successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for the Grantor.

20. GOVERNING LAW. ANY DISPUTE BETWEEN SECURED PARTY AND THE GRANTOR ARISING OUT OF OR RELATED TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS, AND NOT THE CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), OF THE STATE OF NEW YORK.

21. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Agreement shall be held to be prohibited or invalid under applicable law, such

7

provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

22. Notices. All notices and other communications required or desired to be served, given or delivered hereunder shall be made in accordance with the applicable provisions contained in the Underwriting Agreement.

23. Amendments, Waivers and Consents. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Grantor and the Secured Party, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

24. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

25. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

26. Merger. This Agreement represents the final agreement of the Grantor with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Grantor and Secured Party.

* * * *

8

IN WITNESS WHEREOF, the Grantor and the Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

GREAT LAKES DREDGE & DOCK CORPORATION

By:
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO SECURITY AGREEMENT (EQUIPMENT)]

TRAVELERS CASUALTY AND SURETY COMPANY

By:
Name:
Title:

TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

By:
Name:
Title:

[SIGNATURE PAGE TO SECURITY AGREEMENT (EQUIPMENT)]

GREAT LAKES DREDGE & DOCK CORPORATION

SECURITY AGREEMENT

Schedule I

Name	Official No.

Dodge Island	625348
Sugar Island	606519

Great Lakes Dredge & Dock Corporation

Equipment Security Agreement

Schedule I

GREAT LAKES DREDGE & DOCK CORPORATION

SECURITY AGREEMENT

Schedule II

Name	Official No.	Location

Dodge Island	625348	South Padre Island, TX
Sugar Island	606519	Ensenada, Mexico

Great Lakes Dredge & Dock Corporation

Equipment Security Agreement

Schedule II

GREAT LAKES DREDGE & DOCK CORPORATION

SECURITY AGREEMENT

Schedule III

The Grantor has not used any trade names or fictitious names within the five-year period preceding the date hereof. However, please note that, effective on December 31, 1998, Great Lakes International, Inc., a Delaware corporation and a wholly-owned subsidiary of the Grantor, was merged with and into the Grantor.

Great Lakes Dredge & Dock Corporation

Equipment Security Agreement

Schedule III

EXHIBIT D-2

FORM OF

SECOND AMENDED AND RESTATED SECURITY AGREEMENT (EQUIPMENT)

This SECOND AMENDED AND RESTATED SECURITY AGREEMENT (EQUIPMENT) (this “Agreement”) is made and entered into as of December 22, 2003 by GREAT LAKES DREDGE & DOCK COMPANY, a New Jersey corporation (the “Grantor”), in favor of TRAVELERS CASUALTY AND SURETY COMPANY, a Connecticut corporation (as assignee of Reliance Insurance Company, a Pennsylvania corporation, United Pacific Insurance Company, a Pennsylvania corporation, Reliance National Insurance Company, a Delaware corporation, and Reliance Surety Company, a Delaware corporation) (“TCASC”) and TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, a Connecticut corporation (“Travelers America”, and together with TCASC, the “Secured Party”).

RECITALS

WHEREAS, the Grantor has previously entered into that certain Amended and Restated Security Agreement (Equipment) (the “Existing Agreement”), dated as of August 19, 1998, in favor of and for the benefit of the Secured Party;

WHEREAS, concurrently herewith the Grantor and the Secured Party are entering into that certain Third Amended and Restated Underwriting and Continuing Indemnity Agreement, dated as of even date herewith, which amends and restates that certain Second Amended and Restated Underwriting and Continuing Indemnity Agreement, dated as of August 19, 1998, as amended, supplemented or otherwise modified from time to time (as it may be further amended, restated, supplemented or otherwise modified, the “Underwriting Agreement”; capitalized terms defined therein and not otherwise defined herein being used herein as therein defined);

WHEREAS, the Grantor and the Secured Party desire to amend and restate the Existing Agreement on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined, and the following terms shall have the following meanings (such meanings being equally applicable to both the singular and the plural forms of the terms defined):

“Collateral” shall mean all property and rights in property now owned or hereafter at any time acquired by the Grantor with respect to which a Lien is granted in favor of the Secured Party by the Grantor under this Agreement pursuant to Section 2.

“First Preferred Fleet Mortgage” shall mean that certain First Preferred Fleet Mortgage of even date herewith executed and delivered by the Grantor in favor of the Secured Party, as such agreement may be amended, restated, supplemented, or otherwise modified from time to time.

“Second Preferred Fleet Mortgage” shall mean that certain Second Preferred Fleet Mortgage of even date herewith executed and delivered by the Grantor in favor of the Secured Party, as such agreement may be amended, restated, supplemented, or otherwise modified from time to time.

“UCC” shall mean the Uniform Commercial Code, as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Secured Party’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

“Vessels” shall mean, collectively, those “Vessels” from time to time subject to and as defined in the First Preferred Fleet Mortgage or the Second Preferred Fleet Mortgage (including, without limitation, those Vessels described in Schedule I hereto).

2. Grant of Security. To secure the prompt and complete payment, observance and performance when due of (a) the Grantor’s obligations and liabilities under the Underwriting Agreement and the other Underwriting Documents, including, without limitation, all “Loss” under and as defined in the Underwriting Agreement and (b) the Grantor’s obligations and liabilities under this Agreement, any other agreement, document or instrument executed by the Grantor pursuant to or in connection with such agreements (all such obligations and liabilities of the Grantor now or hereafter existing being hereinafter referred to as the “Liabilities”), the Grantor reaffirms its pledge and grant of a security interest pursuant to the Existing Agreement and hereby presently pledges to the Secured Party, and grants to the Secured Party, a security interest in all of the Grantor’s right, title and interest in and to the following, whether now owned or existing or hereafter arising or acquired and wheresoever located: all Vessels and all equipment (including, without limitation, all “equipment” as such term is defined in Section 9-102(a)(33) of the UCC), whether now owned or hereafter acquired or arising, which is from time to time attached to, located on, or related to, one or more of the Vessels, including, without limitation, all boilers, engines, machinery, masts, spars, sails, boats, anchors, cables, chains, rigging, tackle, apparel, cranes, drills, excavators, shovels, construction equipment, furniture, furnishings, appliances, tools, tooling, and all other goods of every type and description (other than inventory), in each instance whether now owned or hereafter acquired by the Grantor and wherever located, together, in each instance, with all accessions and additions to any of the foregoing, substitutions therefor, earnings and other intangibles with respect thereto, replacements, proceeds and products thereof (including, without limitation, all charter and freight hire proceeds, insurance proceeds and requisition proceeds) (collectively, the “Equipment”), and all books and records with respect thereto.

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3. Grantor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Grantor shall remain solely liable under any contracts and agreements related to the Collateral to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of its rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements related to the Collateral, and (c) the Secured Party shall not have any responsibility, obligation or liability under the contracts and agreements related to the Collateral by reason of this Agreement, nor shall the Secured Party be required or obligated, in any manner, to (i) perform or fulfill any of the obligations or duties of the Grantor thereunder, (ii) make any payment, or make any inquiry as to the nature or sufficiency of any payment received by the Grantor or the sufficiency of any performance by any party under any such contract or agreement or (iii) present or file any claim, or take any action to collect or enforce any claim for payment assigned hereunder.

4. Representations and Warranties. The Grantor represents and warrants, as of the date of this Agreement and on the date of the issuance of any Bond (unless such representation speaks only as of the date hereof and except as otherwise permitted by this Agreement or the Underwriting Agreement) until the termination of this Agreement pursuant to Section 17, that:

(a) The correct corporate name of the Grantor is set forth in the first paragraph of this Agreement. The chief place of business and chief executive office of the Grantor are located at 2122 York Road, Oak Brook, Illinois 60523. All records included within or otherwise concerning the Collateral are located at such addresses or at the locations of the Equipment described and permitted herein.

(b) On the date hereof, the Grantor’s Equipment (other than Equipment in transit or out for repair) is kept at the locations listed on Schedule II hereto.

(c) The Grantor has exclusive possession and control of such Equipment, except for such Equipment which is leased to third parties, or is otherwise in possession of third parties, in a manner not prohibited by the Underwriting Agreement.

(d) The Grantor is the legal and beneficial owner of the Collateral free and clear of all Liens, except for Liens permitted by the Underwriting Agreement (“Permitted Liens”) and has rights in and the power to transfer each item of Collateral.

(e) The Grantor conducts business under its legal corporate name and, within the five-year period preceding the date hereof, the Grantor has not used any trade names or fictitious names, except as set forth on Schedule III.

(f) This Agreement creates in favor of the Secured Party a legal, valid and enforceable security interest in all Collateral in which a security interest may be created under the UCC (hereinafter, the “UCC Collateral”). When financing statements against the Grantor have been properly presented for filing and the filing fee has been tendered or have been accepted by the filing officer in the appropriate public recording offices in the Grantor’s jurisdiction of incorporation, the Secured Party will have a fully perfected first priority lien on,

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and security interest in, the UCC Collateral in which a security interest may be perfected by the filing of UCC financing statements, subject only to Permitted Liens.

(g) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body that has not already been taken or made and which is in full force and effect, is required (i) for the grant by the Grantor of the security interest in the Collateral granted hereby; (ii) for the execution, delivery or performance of this Agreement by the Grantor; or (iii) for the exercise by the Secured Party of any of its other rights or remedies hereunder.

5. Perfection and Maintenance of Security Interest and Lien. The Grantor agrees that until such time as no Bonds shall remain outstanding, no obligations remain outstanding under any Bond and all of the Liabilities (other than contingent and indemnification obligations for which no claim has been, or is reasonably expected to be, made) have been fully satisfied, this Agreement and the security interests and Liens created hereby shall continue in full force and effect. The Grantor shall perform any and all steps reasonably requested by the Secured Party to perfect, maintain and protect the Secured Party’s security interests in and Liens on and against the Collateral granted or purported to be granted hereby or to enable the Secured Party to exercise its rights and remedies hereunder with respect to any Collateral, including, without limitation, executing and filing financing or continuation statements, or amendments thereof, in form and substance reasonably satisfactory to the Secured Party and executing and delivering all further instruments and documents, and taking all further action, as the Secured Party may reasonably request.

6. Financing Statements. To the extent permitted by applicable law, the Grantor hereby authorizes the Secured Party to file financing or continuation statements and amendments thereto disclosing the security interest granted to the Secured Party under this Agreement without the Grantor’s signature appearing thereon, and the Secured Party agrees to notify the Grantor when such a filing has been made. If any Collateral is in the possession or control of any third party (including, without limitation, any bailee or warehouseman or other third party), upon the Secured Party’s request, Grantor shall notify such Person of the Secured Party’s security interest in such Collateral and, upon the Secured Party’s request, instruct them to hold all such Collateral for the Secured Party’s account and subject to the Secured Party’s instructions.

7. Filing Costs. The Grantor shall pay the costs of, or incidental to, all recordings or filings of all financing statements, including, without limitation, any filing expenses incurred by the Secured Party pursuant to Section 6.

8. Schedules of Collateral. The Grantor shall furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

9. Secured Party Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Secured Party as the Grantor’s attorney-in-fact, with full authority in the place and stead of the Grantor and in the Grantor’s name, the Secured Party’s name or otherwise,

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from time to time following the occurrence and during the existence of an Event of Default, in the Secured Party’s discretion, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to (a) obtain and adjust insurance required to be paid to the Secured Party pursuant to the Underwriting Agreement; (b) ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (c) receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above; and (d) file any claims or take any action or institute any proceedings that the Secured Party may deem necessary or desirable for the collection of any of the Collateral, or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral.

10. Secured Party May Perform. If the Grantor fails to perform any agreement contained herein, at any time after written notice from the Secured Party to Grantor of such failure, the Secured Party may perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be added to the Liabilities and shall be payable by the Grantor within 15 days after demand therefor.

11. Secured Party’s Duties. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall not have any duty as to any Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall be under no obligation to take any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral, but may do so at its option, and all reasonable expenses incurred in connection therewith shall be for the sole account of the Grantor and shall be added to the Liabilities.

12. Remedies. (a) If any Event of Default shall have occurred and be continuing:

(i) The Secured Party shall have, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and further, the Secured Party may, without notice, demand or legal process of any kind (except as may be required by law), all of which the Grantor waives, at any time or times, (x) enter the Grantor’s owned or leased premises and take physical possession of the Collateral and maintain such possession on the Grantor’s owned or leased premises, at no cost to the Secured Party or remove the Collateral, or any part thereof, to such other place(s) as the Secured Party may desire, (y) require the Grantor to, and the Grantor hereby agrees that it will, at its expense and upon request of the Secured Party, forthwith assemble all or any part of the Collateral as the Secured Party directs and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to the Secured Party and (z) without notice except as specified below, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof at public or private sale, at any exchange, broker’s board or at

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any of the offices of the Secured Party or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned;

(ii) The Secured Party shall apply all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral (after payment of all expenses incurred by the Secured Party in connection with such sale, collection or realization), against all or any part of the Liabilities in such order as may be required by the Secured Party. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all the Liabilities shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus;

(b) The Grantor waives all claims, damages and demands against the Secured Party arising out of the repossession, retention or sale of any of the Collateral or any part or parts thereof, except any such claims, damages and awards arising out of the gross negligence or willful misconduct of the Secured Party, as the case may be, as determined in a final judgment of a court of competent jurisdiction; and

(c) The rights and remedies provided under this Agreement are cumulative and may be exercised singly or concurrently and are not exclusive of any rights and remedies provided by law or equity.

13. Exercise of Remedies. In connection with the exercise of its remedies pursuant to Section 12, the Secured Party may (i) exchange, enforce, waive or release any portion of the Collateral and any other security for the Liabilities; (ii) apply such Collateral or security and direct the order or manner of sale thereof as the Secured Party may determine from time to time; and (iii) settle, compromise, collect or otherwise liquidate any such Collateral or security in any manner following the occurrence of an Event of Default, without affecting or impairing the Secured Party’s right to take any other further action with respect to any Collateral or security or any part thereof.

14. Injunctive Relief. The Grantor recognizes that if the Grantor fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Secured Party; therefore, the Grantor agrees that the Secured Party, if the Secured Party so determines and requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

15. Security Interest Absolute. All rights of the Secured Party and security interests hereunder, and all obligations of the Grantor hereunder, shall be absolute and unconditional irrespective of:

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(i) Any lack of validity or enforceability of the Underwriting Agreement or any other agreement or instrument relating thereto;

(ii) Any change in the time, manner or place of payment of, or in any other term of, all or any part of the Liabilities, or any other amendment or waiver of or any consent to any departure from the Underwriting Agreement;

(iii) Any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any part of the Liabilities; or

(iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Grantor in respect of the Liabilities or of this Agreement other than payment in full of the Liabilities (other than contingent and indemnification obligations for which no claim has been, or is reasonably expected to be, made).

16. Waivers. The Grantor waives presentment and demand for payment of any of the Liabilities, protest and notice of dishonor or Event of Default with respect to any of the Liabilities and all other notices to which the Grantor might otherwise be entitled except as otherwise expressly provided herein or in the Underwriting Agreement.

17. Term. This Agreement shall remain in full force and effect until such time as no Bonds shall remain outstanding, no obligations remain outstanding under any Bond and the Liabilities (other than contingent and indemnification obligations for which no claim has been, or is reasonably expected to be, made) have been fully paid in cash. Upon the termination of this Agreement as provided above (other than as a result of the sale of the Collateral), Secured Party will release the security interest created hereunder.

18. Definitions. The singular shall include the plural and vice versa and any gender shall include any other gender as the context may require.

19. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Grantor and the Secured Party, and their respective successors and assigns (including successors by way of merger, acquisition or similar event). The Grantor’s successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for the Grantor.

20. GOVERNING LAW. ANY DISPUTE BETWEEN SECURED PARTY AND THE GRANTOR ARISING OUT OF OR RELATED TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS, AND NOT THE CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), OF THE STATE OF NEW YORK.

21. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Agreement shall be held to be prohibited or invalid under applicable law, such

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provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

22. Notices. All notices and other communications required or desired to be served, given or delivered hereunder shall be made in accordance with the applicable provisions contained in the Underwriting Agreement.

23. Amendments, Waivers and Consents. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Grantor and the Secured Party, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

24. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

25. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

26. Merger. This Agreement represents the final agreement of the Grantor with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Grantor and Secured Party.

27. Amendment and Restatement. Effective as of the date this Agreement is executed, (a) this Agreement shall amend and restate in its entirety the Existing Agreement, and (b) each reference to the Existing Agreement in any of the Underwriting Documents or any other document, instrument or agreement delivered in connection therewith shall mean and be a reference to this Agreement.

28. Reaffirmation and Restatement. This Agreement constitutes an amendment and restatement of the Existing Agreement and the Debt secured by the Existing Agreement is continuing Debt. Nothing herein shall be deemed to constitute a payment, settlement or novation of the Debt secured by the Existing Agreement, or to release or otherwise adversely affect any Lien securing such Debt or any rights the Secured Party has against any guarantor, surety or other party primarily or secondarily liable for such Debt.

* * * *

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IN WITNESS WHEREOF, the Grantor and the Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

GREAT LAKES DREDGE & DOCK COMPANY

By:
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO SECURITY AGREEMENT (EQUIPMENT)]

TRAVELERS CASUALTY AND SURETY COMPANY

By:
Name:
Title:

TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

By:
Name:
Title:

[SIGNATURE PAGE TO SECURITY AGREEMENT (EQUIPMENT)]

GREAT LAKES DREDGE & DOCK COMPANY

SECURITY AGREEMENT

Schedule I

Name	Official No.
Alaska	283416
Illinois	580274
California	292779
G. L. 51	288765
G.L. 54	560225
Manhattan Island	583706
G. L. 32	609828
G. L. 64	922737
G. L. 230	695575
G. L. 231	695576
Carolina	552707
G. L. 55	1101368
No. 53	566581
Padre Island	639291
Unloader No. 2	667652
G. L. 139	605280
Apache	668642
Melvin E. Lemmerhirt	549349
G. L. 33	612272
G. L. 63	922736
G. L. 232	695577
G. L. 177	632371
Erin C.	540928
Reggie G.	584849

Great Lakes Dredge & Dock Company

Second Amended and Restated Security Agreement (Equipment)

Schedule I

GREAT LAKES DREDGE & DOCK COMPANY

SECURITY AGREEMENT

Schedule II

Name	Official No.	Location
Alaska	283416	Fire Island, NY
Illinois	580274	Staten Island, NY
California	292779	Venice, LA
G. L. 51	288765	en route to Providence, RI1
G.L. 54	560225	Chestertown, MD
Manhattan Island	583706	Wilmington, NC
G. L. 32	609828	Staten Island, NY
G. L. 64	922737	New Haven, CT
G. L. 230	695575	Providence, RI
G. L. 231	695576	Providence, RI
Carolina	552707	Hidd, Bahrain
G. L. 55	1101368	Bath, ME
No. 53	566581	New Haven, CT
Padre Island	639291	Wilmington, NC
Unloader No. 2	667652	Baltimore, MD
G. L. 139	605280	Baltimore, MD
Apache	668642	Staten Island, NY
Melvin E. Lemmerhirt	549349	New Haven, CT
G. L. 33	612272	Staten Island, NY
G. L. 63	922736	Bath, ME
G. L. 232	695577	Providence, RI
G. L. 177	632371	Providence, RI
Erin C.	540928	Staten Island, NY
Reggie G.	584849	Green Cove Springs, FL

[1]	As of December 16, 2003.

Great Lakes Dredge & Dock Company

Second Amended and Restated Security Agreement (Equipment)

Schedule II

GREAT LAKES DREDGE & DOCK COMPANY

SECURITY AGREEMENT

Schedule III

The Grantor has not used any trade names or fictitious names within the five-year period preceding the date hereof. However, please note the following:

1.	On December 31, 2001, Gates Construction Corp., a New Jersey corporation and a wholly-owned subsidiary of Grantor, was dissolved.

2.	Effective on December 31, 2002, North American Trailing Company, a Delaware corporation and a wholly-owned subsidiary of Grantor, was merged with and into Grantor.

3.	Effective on November 25, 2002, NATCO Dredging Limited Partnership, a Delaware limited partnership of which Grantor was General Partner, was dissolved.

Great Lakes Dredge & Dock Company

Second Amended and Restated Security Agreement (Equipment)

Schedule III

EXHIBIT E-1

FORM OF

FIRST PREFERRED FLEET MORTGAGE

Given By

GREAT LAKES DREDGE & DOCK COMPANY

As Owner

In Favor Of

TRAVELERS CASUALTY AND SURETY COMPANY

And

TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

As Mortgagees

On the United States Flag Vessels

Named Herein

SYNOPSIS OF MORTGAGE

	VESSEL NAME	OFFICIAL NUMBER
Vessels Subject to Instrument	CAROLINA G.L. 55 NO. 53 PADRE ISLAND UNLOADER # 2 G.L. 139 APACHE MELVIN E. LEMMERHIRT G.L. 33 G.L. 63 G.L. 232 G.L. 177 ERIN C. REGGIE G	552707 1101368 566581 639291 667652 605280 668642 549349 612272 922736 695577 632371 540928 584849

Type of Instrument:	First Preferred Fleet Mortgage

Date of Instrument:	December 22, 2003

Name of Owner:	Great Lakes Dredge & Dock Company

(Percentage Owned):	100%

Address of Owner	c/o Great Lakes Dredge & Dock Corporation 2122 York Road Oak Brook, IL 60523

Name of Mortgagees:	Travelers Casualty and Surety Company and Travelers Casualty and Surety Company of America

Address of Mortgagee:	One Tower Square, 5PB Hartford, CT 06183

Total Amount of Mortgage	One Hundred Twenty-Five Million United States Dollars ($125,000,000) plus interest, expenses and fees

FIRST PREFERRED FLEET MORTGAGE

THIS FIRST PREFERRED FLEET MORTGAGE is made and dated as of December 22, 2003 (hereinafter the “Mortgage”) by GREAT LAKES DREDGE & DOCK COMPANY, a New Jersey corporation, with its address c/o Great Lakes Dredge & Dock Corporation, 2122 York Road, Oak Brook, Illinois 60523 (the “Mortgagor”), to TRAVELERS CASUALTY AND SURETY COMPANY, a Connecticut corporation (“TCASC”), and TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, a Connecticut corporation (“Travelers America”, and together with TCASC, “Travelers”) each having their address at One Tower Square, 5PB, Hartford, Connecticut 06183 (collectively, the “Mortgagee”, each holding an individual interest as a joint tenant in the vessels mortgaged).

WHEREAS, the Mortgagor is the sole owner of the vessels hereinafter identified as the “Vessels”, which vessels have been duly documented in the name of the Mortgagor under the laws of the United States;

WHEREAS, the Mortgagor, Great Lakes Dredge & Dock Corporation, a Delaware corporation (Mortgagor’s direct parent company) (the “Parent”), various affiliates of the Mortgagor, and the Mortgagee are parties to that certain Third Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of December 22, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Bonding Agreement”), which Bonding Agreement amended and restated in its entirety that certain Second Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of August 19, 1998 among, inter alia, the Mortgagor and the Mortgagee (the “Second Amendment and Restatement”), which Second Amendment and Restatement amended and restated in its entirety that certain First Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of September 24, 1997 among, inter alia, the Mortgagor and the Mortgagee;

WHEREAS, pursuant to the Bonding Agreement, the Mortgagor and such affiliates have incurred or will incur obligations (monetary or otherwise) to the Mortgagee (which obligations and all other payment and performance obligations of the Mortgagor under this Mortgage are hereinafter referred to collectively as the “Secured Obligations”);

WHEREAS, the Mortgagor previously agreed to secure the Secured Obligations to the Mortgagee under the Bonding Agreement with, among other things, that certain First Preferred Fleet Mortgage (the “Original Mortgage”) dated as of September 24, 1997 by the Mortgagor to the Mortgagee;

WHEREAS, the Mortgagor has agreed to replace the Original Mortgage and secure the Secured Obligations with, among other things, first preferred ship mortgages on certain vessels owned by the Mortgagor and documented under the laws of the United States in the maximum principal amount of U.S. $125,000,000, plus interest, expenses and fees;

WHEREAS, the Mortgagor has agreed to secure certain obligations to Bank of America N.A., as Administrative Agent for certain financial institutions (the “Lenders”) with second preferred ship mortgages on the Vessels which are the subject of this Mortgage;

WHEREAS, to deal with, among other things, the respective rights of Mortgagee and the Administrative Agent for the benefit of the Lenders, with respect to the Vessels and the proceeds thereof, the Mortgagee has entered into that certain Intercreditor Agreement dated as of the date hereof by and among the Parent, certain subsidiaries of the Parent (including the Mortgagor) from time to time party thereto, the Mortgagee and Travelers (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”);

WHEREAS, the Bonding Agreement (excluding Exhibits and Schedules) is attached to this Mortgage as Exhibit A hereto; and

WHEREAS, the Intercreditor Agreement (excluding Exhibits and Schedules) is attached to this Mortgage as Exhibit B hereto;

NOW THEREFORE, THIS MORTGAGE WITNESSETH that in consideration of the premises and of the additional covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as security only for the performance and payment of the Secured Obligations when, if and as due, and all other sums which may be secured by this Mortgage, the Mortgagor has granted, conveyed, mortgaged, pledged, granted a security interest in, confirmed, transferred and set over, and by these presents does grant, convey, mortgage, pledge, grant a security interest in, confirm, assign, transfer and set over unto the Mortgagee the whole of the Vessels identified in Schedule A attached hereto and incorporated herein, and each of them, together with all of their boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, cables, chains, tackle, apparel, furniture, fittings, cranes, drills, excavators, shovels, construction and other equipment and all other appurtenances thereunto appertaining or belonging, whether now or hereafter acquired, and also any and all additions, improvements and replacements hereafter made in or to said Vessels, or any of them, or in or to their equipment and appurtenances aforesaid (each a “Vessel” and, collectively, the “Vessels”), as well as the proceeds of the Vessels;

TO HAVE AND TO HOLD all and singular the foregoing mortgaged and described property unto the Mortgagee and its successors and assigns (including successors by way of merger, acquisition or similar event), to its and its successors’ and assigns’ own use, benefit and behoof forever;

PROVIDED, HOWEVER, and these presents are upon the condition that the Mortgagee agrees that this Mortgage and the estate and rights hereby granted shall not become effective until the due filing of this Mortgage in accordance with the provisions of Chapter 313 of Title 46, United States Code, as amended (“Chapter 313”) and shall cease, determine and terminate upon payment and performance in full of all the Secured Obligations, otherwise to remain in full force and effect.

IT IS HEREBY COVENANTED, DECLARED AND AGREED that the property above described is to be held subject to the further agreements and conditions hereinafter set forth.

ARTICLE I

REPRESENTATIONS, WARRANTIES AND

COVENANTS OF THE MORTGAGOR

The Mortgagor represents, warrants, covenants and agrees with Mortgagee as follows:

SECTION l. The Mortgagor hereby agrees with the Mortgagee duly and promptly to perform and to observe the Secured Obligations.

SECTION 2. The Mortgagor will cause this Mortgage to be duly filed in accordance with the provisions of Chapter 313 and will otherwise cause compliance with and satisfaction of all of the provisions of Chapter 313 in order to establish and maintain this Mortgage as a first preferred mortgage lien thereunder upon the Vessels and upon all renewals, replacements, supplements, amendments and improvements made in or to the same for the amount indicated in Section 1 of Article III hereof. The Mortgagor shall promptly pay and discharge all United States Coast Guard fees and expenses in connection with the recordation of this Mortgage and any such renewals, replacements, supplements, amendments and improvements.

SECTION 3. In the event that this Mortgage or the Secured Obligations, or any provision hereof or thereof, shall be deemed invalidated in whole or in part by reason of any present or future law or any decision of any authoritative court, or if the documents at any time held by the Mortgagee shall be deemed by the Mortgagee for any reason insufficient to carry out the true intent and spirit of this Mortgage, or the Secured Obligations, then, from time to time, the Mortgagor will execute, on its own behalf such other and further assurances and documents as in the reasonable opinion of the Mortgagee may be required more effectively to subject the Vessels to the terms and provisions of this Mortgage, including the payment of all sums required to be paid under the Secured Obligations hereby secured.

SECTION 4. (a) The Mortgagor shall place a properly certified copy of this Mortgage on board each Vessel with its papers and will cause a notice, reading as follows (or containing such additional information relating to any permitted mortgage that is placed on a Vessel as may be approved by the Mortgagor) printed in plain type of such size that the paragraph of reading matter shall cover a space not less than six inches wide by nine inches high, and framed, to be placed and kept prominently exhibited in the chart room and in the master’s cabin of each of the Vessels if such room and cabin are contained in the Vessel and, if not, where such notices customarily are kept for vessels of the type of the Vessel:

“NOTICE OF SHIP MORTGAGE

This vessel is owned by Great Lakes Dredge & Dock Company, a New Jersey corporation, and is covered by a First Preferred Fleet Mortgage in favor of Travelers Casualty and Surety Company and Travelers Casualty and Surety Company of America, under authority of Chapter 313 of Title 46 of the United States Code, as amended. Under the terms of said Mortgage, neither the owner, the master or agent of this vessel nor any other person has any right, power or authority to create, incur, or permit to be placed or imposed upon this vessel any lien whatsoever, other than liens for wages of a stevedore when employed directly by a person listed in 46 U.S.C. 31341, for wages of the crew in respect of this vessel (including wages of the master to the extent provided by 46 U.S.C. 11112), general average or for salvage (including contract salvage), liens fully covered by insurance and any deductible applicable thereto, liens permitted by Section 6.11 of the Bonding Agreement or, to the extent they are liens subordinate to the liens of the said Mortgage, certain liens in favor of Bank of America N.A., as Administrative Agent, and other liens incident to current operations or for repairs.”

(b) The Mortgagor will not create, incur, permit to be placed or imposed upon or permit to exist upon any of the Vessels or any of the proceeds of the Vessels or sums due or to become due in respect of the Vessels or in respect of insurance thereon any lien whatsoever, other than liens contemplated by the aforesaid notice. In due course and in any event within thirty (30) days after the same becomes due and payable, the Mortgagor shall pay or cause to be discharged or make adequate provision for the satisfaction or discharge of all material claims or demands with respect to the Vessels, unless such claims or demands are being contested in good faith.

SECTION 5. (a) The Mortgagor will not transfer or change the flag of any of the Vessels without the written consent of the Mortgagee first had and obtained, and any such written consent to any one transfer or change of flag shall not be construed to be a waiver of this provision with respect to any subsequent proposed transfer or change of flag.

(b) The Mortgagor will not cause or permit any of the Vessels to be operated in any manner contrary to law and the Mortgagor will not engage in any unlawful trade or violate any law or expose any of the Vessels to penalty or forfeiture, except where any such operation, engagement, violation or exposure could not reasonably be expected to have a Material Adverse Change, and will not do, or suffer or permit to be done, anything which can or may injuriously affect in any material respect the registration, documentation, or trade endorsement of a Vessel under the laws and regulations of the United States.

(c) Without limiting in any way the right of the Mortgagee to decline to grant any written consent described in Section 5(a) or to condition any such written consent on other conditions, it is expressly understood and agreed that the Mortgagee shall not grant any such written consent unless either: (i) the Mortgagee is satisfied that all actions necessary or desirable have been taken so that after giving effect to the proposed transfer or change the Mortgagee will have a valid and enforceable first lien on the Vessels which are the subject hereof providing rights (including practically realizable enforcement rights) and benefits to the Mortgagee with respect to such Vessels at least as favorable to the Mortgagee as those granted to the Mortgagee with respect thereto by this Mortgage or (ii) the Mortgagor substitutes for such Vessels as collateral under this Mortgage other vessels owned by the Mortgagor (including all appurtenances thereunto appertaining or belonging and any and all additions, improvements and replacements thereto) reasonably acceptable to the Mortgagee having an orderly liquidation value reasonably equal to or greater than the then orderly liquidation value of such Vessels (or such lesser orderly liquidation value as the Mortgagee may find acceptable).

SECTION 6. (a) On and after the date of this Mortgage the Mortgagor will cause to be carried and maintained in respect of the Vessels hull and machinery (“H&M”), general liability (“GL”) and protection and indemnity (“P&I”) insurance in such amounts and with such insurance companies, underwriters, protection and indemnity associations or clubs as required by the Bonding Agreement. In the event that the Mortgagor fails to obtain or maintain any insurance required by the terms of this Mortgage or the Bonding Agreement, the Mortgagee shall be hereby authorized by the Mortgagor to procure such insurance and all premiums and other amounts incurred or expended by the Mortgagee in procuring such insurance shall constitute additional Secured Obligations secured by this Mortgage. The Mortgagor will cause all policies and certificates of entry with respect to H&M insurance required hereby to name the Mortgagee as an additional insured and contain a loss payable clause which, by language reasonably acceptable to the Mortgagee, shall provide for payment to the Mortgagee or its order. The Mortgagor shall cause all policies of GL insurance to name the Mortgagee as an additional insured and shall either cause all policies of P&I insurance to name the Mortgagee as an additional insured or shall otherwise cause the interest of the Mortgagee to be noted with respect to such policies of P&I insurance, subject to the remaining provisions of this Section 6.

(b) In the event of an actual, constructive or compromised total loss of any Vessel, such loss shall not be adjusted or compromised without the prior written consent of the Mortgagee, and all insurance or other payments for such shall be paid to the Mortgagee and applied by the Mortgagee as follows: first, to any costs or expenses of the Mortgagee in connection with collecting such payment; second, to the payment of the Secured Obligations; third, to the payment of all other secured indebtedness, if any; and fourth, any surplus thereafter remaining, to the Mortgagor, its successors and assigns or to whomever may be lawfully entitled to receive the same.

(c) In the event that any claim or lien is asserted against any Vessel for loss, damage or expense which is covered by insurance required hereunder, and it is necessary for the Mortgagor to obtain a bond or supply other security to prevent arrest of the Vessel or to release the Vessel from arrest on account of such claim or lien, the Mortgagee, on request of the Mortgagor or its agent, may, in the sole discretion of the Mortgagee, assign to any person, firm or corporation executing a surety or guarantee bond or other agreement to save or release the Vessel from such arrest, all right, title and interest of the Mortgagee in and to said insurance covering said loss, damage or expense, as collateral security to indemnify against liability under said bond or other agreement. In any such event, Mortgagor shall promptly notify Mortgagee in writing of any such threatened arrest and, within thirty (30) days, cause such Vessel to be released by posting security or otherwise.

(d) If requested by the Mortgagee at any time and from time to time, the Mortgagor will deliver to the Mortgagee copies of all cover notes, binders, policies and certificates of entry in protection and indemnity associations, and all endorsements and riders amendatory thereof, in respect of insurance maintained in connection with the Vessels.

(e) The Mortgagor agrees that it will not do or permit or willingly allow to be done any act by which any insurance required by the terms of this Mortgage may be suspended, impaired or cancelled, and that it will not permit or allow any Vessel to undertake any voyage or run any risk or transport any cargo or passengers which may not be permitted by the policies in force, without having previously insured the Vessel by additional coverage extending to such voyages, risks, passengers or cargoes.

SECTION 7. The Mortgagor represents and warrants that it is and will at all times remain a citizen of the United States within the meaning of Title 46, Section 802, of the United States Code, Appendix, entitled to own, document and operate vessels in the coastwise trade under the laws of the United States. The Mortgagor further represents and warrants that the address of its chief executive office is c/o Great Lakes Dredge & Dock Corporation, 2122 York Road, Oak Brook, Illinois 60523.

ARTICLE II

DEFAULTS AND REMEDIES

SECTION 1. For all purposes of this Mortgage the term “Default” shall mean when any of the following events shall have occurred:

(a) An Event of Default under the Bonding Agreement;

(b) A failure in the due and punctual observance and performance by the Mortgagor of any provision of this Mortgage which shall continue without being cured by the Mortgagor for a period of thirty (30) days after written notice thereof shall have been given by the Mortgagee to the Mortgagor; or

(c) The Mortgagor shall abandon any Vessel, other than in connection with an insured actual, constructive or compromised total loss of such Vessel.

SECTION 2. If any Default shall occur and be continuing uncured, then at any time thereafter while such Default shall remain uncured, the Mortgagee shall have the right to exercise any or all of the following remedies:

(a) Exercise all of the rights and remedies in foreclosure and otherwise given to mortgagees by Chapter 313 or by any other provisions of applicable law;

(b) Bring suit at law, in equity or in admiralty, as it may be advised, to recover judgment in respect of the Secured Obligations and any and all payments due under the Secured Obligations and hereunder, and collect the same out of any and all of the collateral held by the Mortgagee for the Secured Obligations whether covered by this Mortgage or otherwise and in connection therewith obtain a decree ordering the sale of any or all of the Vessels in accordance with subsection (d) of this Section 2;

(c) The Mortgagee may take and enter into possession of any or all of the Vessels, at any time, wherever the same may be, without legal process and without being responsible for loss or damage, and the Mortgagor or other person in possession forthwith upon demand of the Mortgagee shall surrender to the Mortgagee possession of each such Vessel demanded and, once in possession of any such Vessel, the Mortgagee may, without being responsible for loss or damage, hold, lay up, lease, charter, operate or otherwise use the Vessel for such time and upon such terms as it may deem to be for its best advantage, and demand, collect and retain all hire, freights, earnings, issues, revenues, income, profits, return premiums, salvage awards or recoveries, recoveries in general average, and all other sums due or to become due in respect of the Vessel or in respect of any insurance thereon from any person whomsoever, accounting only for the net profits, if any, arising from such use of the Vessel and charging upon all receipts from the use of such Vessel or from the sale thereof by court proceedings or pursuant to subsection (d) of this Section 2, all costs, expenses, charges, damages or losses by reason of such use; and if at any time the Mortgagee shall avail itself of the right herein given to it to take any or all of the Vessels, the Mortgagee shall have the right to dock each Vessel taken, for a reasonable time at any dock, pier or other premises of any person in possession of such Vessel without charge, or to dock any or all of the Vessels taken at any other place at the cost and expense of the Mortgagor; and

(d) The Mortgagee may take and enter into possession of any or all of the Vessels, at any time, wherever the same may be, without legal process, and, once in possession of each of the Vessels taken, if it seems desirable to the Mortgagee and without being responsible for loss or damage, sell each such Vessel, at any place and at such time as the Mortgagee may specify and in such manner as the Mortgagee may deem advisable, free from any claim by the Mortgagor in admiralty, in equity, at law or by statute, after first giving notice of the time and place of sale with a general description of the property in the following manner:

(i)	By publishing such notice for ten (10) consecutive business days in a daily newspaper of general circulation published in New York City;

(ii)	If the place of sale should not be New York City, then also by publication of a similar notice for a similar period of time in a daily newspaper, if any, published at the place of sale; and

(iii)	By mailing, by registered or certified mail, a similar notice to the Mortgagor on the day of first publication and at least thirty (30) days prior to the date fixed for sale.

The Mortgagee may adjourn any such sale from time to time by announcement at the time and place appointed for such sale or for such adjourned sale, and without further notice or publication the Mortgagee may make any such sale at the time and place to which the same shall be so adjourned. Any such sale may be conducted without bringing the Vessels subject to such sale to be sold to the place designated for such sale and in such manner as the Mortgagee may deem to be for its best advantage.

SECTION 3. Any sale of any or all of the Vessels made pursuant to this Mortgage, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of the Mortgagor therein and thereto, and shall bar the Mortgagor, its successors and assigns, and all persons claiming by, through or under them from claiming any interest in or with respect to each Vessel sold. No purchaser shall be bound to inquire whether notice has been given, or whether any Default has occurred, or as to the propriety of the sale, or as to the application of the proceeds thereof. At any such sale, the Mortgagee may bid for and purchase such property and upon compliance with the terms of sale may hold, retain and dispose of such property without further accountability therefor.

SECTION 4. The Mortgagee is hereby appointed attorney-in-fact of the Mortgagor in the name of the Mortgagor at any time following the occurrence and during the continuation of any Default, to execute and deliver to any purchaser aforesaid, and is hereby vested with full power and authority to make, in the name and in behalf of the Mortgagor, a good conveyance of the title to each Vessel sold. In the event of any sale of a Vessel, under any power herein contained, the Mortgagor will, if and when required by the Mortgagee, execute such form of conveyance of such Vessel, as the Mortgagee may direct or approve. The Mortgagor hereby consents to the appointment of a consent keeper or substitute custodian by the Mortgagee with the costs thereof to be a cost of the sale to be paid from the proceeds of the sale or by the Mortgagor and, therefore, secured by this Mortgage as additional Secured Obligations.

SECTION 5. Without limiting in any way the provisions of Section 6 of Article I hereof, the Mortgagee is hereby appointed attorney-in-fact of the Mortgagor in the name of the Mortgagor at any time following the occurrence and during the continuation of any Default, to demand, collect, receive, compromise and sue for, so far as may be permitted by law, all freight, hire, earnings, issues, revenues, income and profits of any or all of the Vessels and all amounts due from underwriters under any insurance thereon as payment of losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, and all other sums due or to become due at the time of the happening of any Default in respect of such Vessel or Vessels, or in respect of any insurance thereon, from any person whomsoever, and to make, give and execute in the name of the Mortgagor, acquittances, receipts, releases or other discharges for the same, whether under seal or otherwise, and to endorse and accept in the name of the Mortgagor all checks, notes, drafts, warrants, agreements and other instruments in writing with respect to the foregoing.

SECTION 6. The Mortgagee may, whenever any right to enter and take possession of any or all of the Vessels accrues to the Mortgagee hereunder, require the Mortgagor to deliver, and the Mortgagor shall on demand, at its own cost and expense, deliver, to the Mortgagee each Vessel as demanded. If any legal proceedings shall be taken to enforce any right under this Mortgage, the Mortgagee shall be entitled as a matter of right to the appointment of a receiver of any or all of the Vessels and of the freights, hire, earnings, issues, revenues, income and profits due or to become due and arising from the operation thereof.

SECTION 7. Upon the occurrence and during the continuation of a Default, the Mortgagor authorizes and empowers the Mortgagee or its appointees or any of them to appear in the name of the Mortgagor, its successors and assigns, in any court of any country or nation of the world where a suit is pending against any of the Vessels because of or on account of any alleged lien against such Vessel from which such Vessel has not been released other than the lien of this Mortgage, and to take such proceedings as to her as may seem proper towards the defense of such suit and the purchase or discharge of such lien, and all expenditures made or incurred by it for the purpose of such defense or purchase or discharge shall be a debt due from the Mortgagor, its successors and assigns, to the Mortgagee, and shall be secured by the lien of this Mortgage in like manner and extent as if the amount and description thereof were written herein.

SECTION 8. Each and every power and remedy herein given to the Mortgagee shall be cumulative and shall be in addition to every other power and remedy herein given or now or hereafter existing at law, in equity, in admiralty or by statute, and each and every power and remedy whether herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Mortgagee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. No delay or omission by the Mortgagee in the exercise of any right or power or in the pursuance of any remedy accruing upon any Default shall impair any such right, power or remedy or be construed to be a waiver of any such Default or to be an acquiescence therein; nor shall the acceptance by the Mortgagee of any security or of any payment of or on account of the amounts due in respect of the Secured Obligations after any Default or of any payment on account of any past Default be construed to be a waiver of any right to take advantage of any future Default or of any past Default not completely cured thereby.

SECTION 9. If at any time after a Default and prior to the actual sale of any of the Vessels by the Mortgagee or prior to any foreclosure proceedings, the Mortgagor offers to cure completely all Defaults and to pay all expenses, advances and damages to the Mortgagee consequent on such Defaults, then the Mortgagee shall accept such offer, cure and payment and restore the Mortgagor to its former position, but such action shall not affect any subsequent Default or impair any rights consequent thereon.

SECTION 10. In case the Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Mortgagee, then and in every such case the Mortgagor and the Mortgagee shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Mortgage, and all rights, remedies and powers of the Mortgagee shall continue as if no such proceedings had been taken.

SECTION 11. The proceeds of any sale of any or all of the Vessels, earnings of any charter operation or other use of any or all of the Vessels by the Mortgagee under any of the powers herein specified, and any and all other moneys received by the Mortgagee pursuant to or under the terms of this Mortgage or in any proceedings hereunder, the application of which has not elsewhere herein, in the Bonding Agreement or in the Intercreditor Agreement, been specifically provided for, shall be applied or held as follows:

First:	Applied to the payment of all reasonable out-of-pocket expenses and charges, including the expenses of any sale, the expenses of any retaking,

attorneys’ fees, court costs, and any other expenses or advances made or incurred by the Mortgagee in the protection of its rights or the pursuance of its remedies hereunder;

Second:	Applied to the payment of any damages or injuries sustained by the Mortgagee occasioned by noncompliance by the Mortgagor with the terms and provisions of this Mortgage and to furnish indemnity in the proper amount against any other liens or other encumbrances which have or may have priority over those established by this Mortgage;

Third:	Applied to the payment of the Secured Obligations in such priority as the Mortgagee may elect;

Fourth:	Applied to the payment of any other obligations secured by the Vessels which are known to the Mortgagee to exist and to be so secured; and

Fifth:	Any surplus thereafter remaining shall be paid promptly to the Mortgagor.

SECTION 12. Until one or more Defaults shall occur and continue in existence, the Mortgagor, subject to the provisions of this Mortgage, (a) shall be suffered and permitted to retain actual possession and use of the Vessels and (b) shall have the right, from time to time, in its discretion, and without application to the Mortgagee, and without obtaining a release thereof by the Mortgagee, to dispose of, free from the lien hereof, any boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, cables, chains, tackle, apparel, furniture, fittings, cranes, drills, excavators, shovels, construction or other equipment or any other appurtenances of the Vessels that are no longer useful, necessary, profitable or advantageous in the operation of the Vessels.

ARTICLE III

SUNDRY PROVISIONS

SECTION 1. For the purposes of this Mortgage and Chapter 313, the maximum amount of the direct or contingent obligations outstanding at any one time that is or may become secured by this Mortgage is the principal sum of U.S. $125,000,000, plus interest, expenses and fees. The discharge amount is the same as the maximum amount.

SECTION 2. The names and addresses of each of the parties to this Mortgage are as follows:

(a) Mortgagor: Great Lakes Dredge & Dock Company, c/o Great Lakes Dredge & Dock Corporation, 2122 York Road, Oak Brook, Illinois 60523;

(b) Mortgagee: Travelers Casualty and Surety Company and Travelers Casualty and Surety Company of America, One Tower Square, 5PB, Hartford, Connecticut 06183.

SECTION 3. All of the covenants, promises, stipulations and agreements of the Mortgagor contained in this Mortgage shall bind the Mortgagor and its successors and assigns

(including successors by way of merger, acquisition or similar event) and shall inure to the benefit of the Mortgagee and its successors and assigns (including successors by way of merger, acquisition or similar event). In the event of any assignment of this Mortgage, the term “Mortgagee”, as used in this Mortgage, shall be deemed to mean any such assignee.

SECTION 4. Wherever and whenever herein any right, power or authority is granted or given to the Mortgagee, such right, power or authority may be exercised in all cases by the Mortgagee or such agent or agents as it may appoint, and the act or acts of such agent or agents when taken shall constitute the act of the Mortgagee hereunder.

SECTION 5. This Mortgage may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

SECTION 6. Unless otherwise specifically provided herein, all notices required or permitted by the terms hereof shall be given in the manner and with the effect provided for in the Bonding Agreement.

SECTION 7. At the reasonable request of the Mortgagee, to the extent reasonably available to the Mortgagor, the Mortgagor will cause to be delivered to Mortgagee for inspection, copies of any and all material contracts and documents relating to the Vessels, whether on board or not, subject to the confidentiality provisions set forth in the Bonding Agreement.

SECTION 8. This Mortgage may be amended or supplemented from time to time, but only by an instrument in writing executed by the Mortgagor and the Mortgagee and duly acknowledged pursuant to Chapter 313.

SECTION 9. THIS MORTGAGE AND ALL THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEIR SUCCESSORS AND ASSIGNS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAWS, AND EXCEPT TO THE EXTENT PREEMPTED BY APPLICABLE FEDERAL AND MARITIME LAWS OF THE UNITED STATES.

SECTION 10. So long as the Intercreditor Agreement remains in effect, any provision set forth in the Intercreditor Agreement (including without limitation any provision limiting the use of the Vessels by the Mortgagee or foreclosure actions by the Mortgagee or prescribing the use or application of proceeds of the Vessels) which conflicts with any provision of this Mortgage shall govern.

SECTION 11. The Mortgagee may permit the separate discharge of one or more Vessels or of property that is not a vessel from the lien of this Mortgage as permitted by the Bonding Agreement.

SECTION 12. Notwithstanding any other provisions of this Mortgage to the contrary, nothing herein shall waive the preferred status of this Mortgage and if any provision herein shall be construed to waive such status, such provision shall, to the extent so construed, be void and of no effect.

Execution Follows

*   *   *   *

IN WITNESS WHEREOF, the Mortgagor has executed this Mortgage as of the day and year first above written.

GREAT LAKES DREDGE & DOCK COMPANY

By:
Name:
Title:

ACKNOWLEDGMENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF	)

The foregoing instrument was acknowledged before me this 22nd day of December, 2003, by                         , the                          of GREAT LAKES DREDGE & DOCK COMPANY, a New Jersey corporation, on behalf of the corporation.

Notary Public

SCHEDULE A

LIST OF VESSELS

NAME OF VESSEL	OFFICIAL NUMBER
CAROLINA G.L. 55 NO. 53 PADRE ISLAND UNLOADER # 2 G.L. 139 APACHE MELVIN E. LEMMERHIRT G.L. 33 G.L. 63 G.L. 232 G.L. 177 ERIN C. REGGIE G	552707 1101368 566581 639291 667652 605280 668642 549349 612272 922736 695577 632371 540928 584849

EXHIBIT E-2

FORM OF

FIRST PREFERRED SHIP MORTGAGE

Given By

GREAT LAKES DREDGE & DOCK CORPORATION

As Owner

In Favor Of

TRAVELERS CASUALTY AND SURETY COMPANY

And

TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

As Mortgagees

On the United States Flag Vessel

DODGE ISLAND

Official Number 625348

SYNOPSIS OF MORTGAGE

	VESSEL NAME	OFFICIAL NUMBER
Vessel Subject to Instrument	DODGE ISLAND	625348

Type of Instrument:	First Preferred Ship Mortgage

Date of Instrument:	December 22, 2003

Name of Owner:	Great Lakes Dredge & Dock Corporation

(Percentage Owned):	100%

Address of Owner	2122 York Road Oak Brook, IL 60523

Name of Mortgagees:	Travelers Casualty and Surety Company and Travelers Casualty and Surety Company of America

Address of Mortgagee:	One Tower Square, 5PB Hartford, CT 06183

Total Amount of Mortgage	One Hundred Twenty-Five Million United States Dollars ($125,000,000) plus interest, expenses and fees

FIRST PREFERRED SHIP MORTGAGE

THIS FIRST PREFERRED SHIP MORTGAGE is made and dated as of December 22, 2003 (hereinafter the “Mortgage”) by GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation, with its address 2122 York Road, Oak Brook, Illinois 60523 (the “Mortgagor”), to TRAVELERS CASUALTY AND SURETY COMPANY, a Connecticut corporation (“TCASC”), and TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, a Connecticut corporation (“Travelers America”, and together with TCASC, “Travelers”) each having their address at One Tower Square, 5PB, Hartford, Connecticut 06183 (collectively, the “Mortgagee”, each holding an individual interest as a joint tenant in the vessel mortgaged).

WHEREAS, the Mortgagor is the sole owner of the vessel hereinafter identified as the “Vessel”, which vessel has been duly documented in the name of the Mortgagor under the laws of the United States;

WHEREAS, the Mortgagor, Great Lakes Dredge & Dock Company, a New Jersey corporation (Mortgagor’s direct subsidiary) (“Subsidiary”), various affiliates or subsidiaries of the Mortgagor, and the Mortgagee are parties to that certain Third Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of December 22, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Bonding Agreement”), which Bonding Agreement amended and restated in its entirety that certain Second Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of August 19, 1998 among, inter alia, the Mortgagor and the Mortgagee (the “Second Amendment and Restatement”), which Second Amendment and Restatement amended and restated in its entirety that certain First Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of September 24, 1997 among, inter alia, the Mortgagor and the Mortgagee;

WHEREAS, pursuant to the Bonding Agreement, the Mortgagor and such affiliates or subsidiaries have incurred or will incur obligations (monetary or otherwise) to the Mortgagee (which obligations and all other payment and performance obligations of the Mortgagor under this Mortgage as hereinafter referred to collectively as the “Secured Obligations”);

WHEREAS, the Mortgagor previously agreed to secure the Secured Obligations to the Mortgagee under the Bonding Agreement with, among other things, that certain First Preferred Fleet Mortgage (the “Original Mortgage”) dated as of September 24, 1997 by the Subsidiary to the Mortgagee;

WHEREAS, the Mortgagor has agreed to replace the Original Mortgage and secure the Secured Obligations with, among other things, first preferred ship mortgages on certain vessels owned by the Mortgagor and documented under the laws of the United States in the maximum principal amount of U.S. $125,000,000, plus interest, expenses and fees;

WHEREAS, the Mortgagor has agreed to secure certain obligations to Bank of America N.A., as Administrative Agent for certain financial institutions (the “Lenders”) with a second preferred ship mortgage on the Vessel which is the subject of this Mortgage;

WHEREAS, to deal with, among other things, the respective rights of Mortgagee and the Administrative Agent for the benefit of the Lenders, with respect to the Vessel and the proceeds thereof, the Mortgagee has entered into that certain Intercreditor Agreement dated as of the date hereof by and among the Mortgagor, certain subsidiaries of the Mortgagor from time to time party thereto, the Mortgagee and Travelers (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”);

WHEREAS, the Bonding Agreement (excluding Exhibits and Schedules) is attached to this Mortgage as Exhibit A hereto; and

WHEREAS, the Intercreditor Agreement (excluding Exhibits and Schedules) is attached to this Mortgage as Exhibit B hereto;

NOW THEREFORE, THIS MORTGAGE WITNESSETH that in consideration of the premises and of the additional covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as security only for the performance and payment of the Secured Obligations when, if and as due, and all other sums which may be secured by this Mortgage, the Mortgagor has granted, conveyed, mortgaged, pledged, granted a security interest in, confirmed, transferred and set over, and by these presents does grant, convey, mortgage, pledge, grant a security interest in, confirm, assign, transfer and set over unto the Mortgagee the whole of the Vessel identified in Schedule A attached hereto and incorporated herein, together with all of her boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, cables, chains, tackle, apparel, furniture, fittings, cranes, drills, excavators, shovels, construction and other equipment and all other appurtenances thereunto appertaining or belonging, whether now or hereafter acquired, and also any and all additions, improvements and replacements hereafter made in or to said Vessel, or any of them, or in or to her equipment and appurtenances aforesaid (the “Vessel”), as well as the proceeds of the Vessel;

TO HAVE AND TO HOLD all and singular the foregoing mortgaged and described property unto the Mortgagee and its successors and assigns (including successors by way of merger, acquisition or similar event), to its and its successors’ and assigns’ own use, benefit and behoof forever;

PROVIDED, HOWEVER, and these presents are upon the condition that the Mortgagee agrees that this Mortgage and the estate and rights hereby granted shall not become effective until the due filing of this Mortgage in accordance with the provisions of Chapter 313 of Title 46, United States Code, as amended (“Chapter 313”) and shall cease, determine and terminate upon payment and performance in full of all the Secured Obligations, otherwise to remain in full force and effect.

IT IS HEREBY COVENANTED, DECLARED AND AGREED that the property above described is to be held subject to the further agreements and conditions hereinafter set forth.

ARTICLE I

REPRESENTATIONS, WARRANTIES AND

COVENANTS OF THE MORTGAGOR

The Mortgagor represents, warrants, covenants and agrees with Mortgagee as follows:

SECTION 1. The Mortgagor hereby agrees with the Mortgagee duly and promptly to perform and to observe the Secured Obligations.

SECTION 2. The Mortgagor will cause this Mortgage to be duly filed in accordance with the provisions of Chapter 313 and will otherwise cause compliance with and satisfaction of all of the provisions of Chapter 313 in order to establish and maintain this Mortgage as a first preferred mortgage lien thereunder upon the Vessel and upon all renewals, replacements, supplements, amendments and improvements made in or to the same for the amount indicated in Section 1 of Article III hereof. The Mortgagor shall promptly pay and discharge all United States Coast Guard fees and expenses in connection with the recordation of this Mortgage and any such renewals, replacements, supplements, amendments and improvements.

SECTION 3. In the event that this Mortgage or the Secured Obligations, or any provision hereof or thereof, shall be deemed invalidated in whole or in part by reason of any present or future law or any decision of any authoritative court, or if the documents at any time held by the Mortgagee shall be deemed by the Mortgagee for any reason insufficient to carry out the true intent and spirit of this Mortgage, or the Secured Obligations, then, from time to time, the Mortgagor will execute, on its own behalf such other and further assurances and documents as in the reasonable opinion of the Mortgagee may be required more effectively to subject the Vessel to the terms and provisions of this Mortgage, including the payment of all sums required to be paid under the Secured Obligations hereby secured.

SECTION 4. (a) The Mortgagor shall place a properly certified copy of this Mortgage on board the Vessel with its papers and will cause a notice, reading as follows (or containing such additional information relating to any permitted mortgage that is placed on a Vessel as may be approved by the Mortgagor) printed in plain type of such size that the paragraph of reading matter shall cover a space not less than six inches wide by nine inches high, and framed, to be placed and kept prominently exhibited in the chart room and in the master’s cabin on the Vessel if such room and cabin are contained in the Vessel and, if not, where such notices customarily are kept for vessels of the type of the Vessel:

“NOTICE OF SHIP MORTGAGE

This vessel is owned by Great Lakes Dredge & Dock Corporation, a Delaware corporation, and is covered by a First Preferred Fleet Mortgage in favor of Travelers Casualty and Surety Company and Travelers Casualty and Surety Company of America, under authority of Chapter 313 of Title 46 of the United States Code, as amended. Under the terms of said Mortgage, neither the owner, the master or agent of this vessel nor any other person has any right, power or authority to create, incur, or permit to be placed or imposed upon this vessel any lien whatsoever, other than liens for wages of a stevedore when employed directly by a person listed in 46 U.S.C. 31341, for wages of the crew in respect of this vessel (including wages of the master to the extent provided by 46 U.S.C. 11112), general average or for salvage (including contract salvage), liens fully covered by insurance and any deductible applicable thereto, liens permitted by Section 6.11 of the Bonding Agreement or, to the extent they are liens subordinate to the liens of the said Mortgage, certain liens in favor of Bank of America N.A., as Administrative Agent, and other liens incident to current operations or for repairs.”

(b) The Mortgagor will not create, incur, permit to be placed or imposed upon or permit to exist upon the Vessel or any of the proceeds of the Vessel or sums due or to become due in respect of the Vessel or in respect of insurance thereon any lien whatsoever, other than liens contemplated by the aforesaid notice. In due course and in any event within thirty (30) days after the same becomes due and payable, the Mortgagor shall pay or cause to be discharged or make adequate provision for the satisfaction or discharge of all material claims or demands with respect to the Vessel, unless such claims or demands are being contested in good faith.

SECTION 5. (a) The Mortgagor will not transfer or change the flag of the Vessel without the written consent of the Mortgagee first had and obtained, and any such written consent to any one transfer or change of flag shall not be construed to be a waiver of this provision with respect to any subsequent proposed transfer or change of flag.

(b) The Mortgagor will not cause or permit the Vessel to be operated in any manner contrary to law and the Mortgagor will not engage in any unlawful trade or violate any law or expose the Vessel to penalty or forfeiture, except where any such operation, engagement, violation or exposure could not reasonably be expected to have a Material Adverse Change, and will not do, or suffer or permit to be done, anything which can or may injuriously affect in any material respect the registration, documentation, or trade endorsement of a Vessel under the laws and regulations of the United States.

(c) Without limiting in any way the right of the Mortgagee to decline to grant any written consent described in Section 5(a) or to condition any such written consent on other conditions, it is expressly understood and agreed that the Mortgagee shall not grant any such written consent unless either: (i) the Mortgagee is satisfied that all actions necessary or desirable have been taken so that after giving effect to the proposed transfer or change the Mortgagee will have a valid and enforceable first lien on the Vessel which is the subject hereof providing rights (including practically realizable enforcement rights) and benefits to the Mortgagee with respect to the Vessel at least as favorable to the Mortgagee as those granted to the Mortgagee with respect thereto by this Mortgage or (ii) the Mortgagor substitutes for the Vessel as collateral under this Mortgage another vessel owned by the Mortgagor (including all appurtenances thereunto appertaining or belonging and any and all additions, improvements and replacements thereto) reasonably acceptable to the Mortgagee having an orderly liquidation value reasonably equal to or greater than the then orderly liquidation value of the Vessel (or such lesser orderly liquidation value as the Mortgagee may find acceptable).

SECTION 6. (a) On and after the date of this Mortgage the Mortgagor will cause to be carried and maintained in respect of the Vessel hull and machinery (“H&M”), general liability (“GL”) and protection and indemnity (“P&I”) insurance in such amounts and with such insurance companies, underwriters, protection and indemnity associations or clubs as required by the Bonding Agreement. In the event that the Mortgagor fails to obtain or maintain any insurance required by the terms of this Mortgage or the Bonding Agreement, the Mortgagee shall be hereby authorized by the Mortgagor to procure such insurance and all premiums and other amounts incurred or expended by the Mortgagee in procuring such insurance shall constitute additional Secured Obligations secured by this Mortgage. The Mortgagor will cause all policies and certificates of entry with respect to H&M insurance required hereby to name the Mortgagee as an additional insured and contain a loss payable clause which, by language reasonably acceptable to the Mortgagee, shall provide for payment to the Mortgagee or its order. The Mortgagor shall cause all policies of GL insurance to name the Mortgagee as an additional insured and shall either cause all policies of P&I insurance to name the Mortgagee as an additional insured or shall otherwise cause the interest of the Mortgagee to be noted with respect to such policies of P&I insurance, subject to the remaining provisions of this Section 6.

(b) In the event of an actual, constructive or compromised total loss of the Vessel, such loss shall not be adjusted or compromised without the prior written consent of the Mortgagee, and all insurance or other payments for such shall be paid to the Mortgagee and applied by the Mortgagee as follows: first, to any costs or expenses of the Mortgagee in connection with collecting such payment; second, to the payment of the Secured Obligations; third, to the payment of all other secured indebtedness, if any; and fourth, any surplus thereafter remaining, to the Mortgagor, its successors and assigns or to whomever may be lawfully entitled to receive the same.

(c) In the event that any claim or lien is asserted against the Vessel for loss, damage or expense which is covered by insurance required hereunder, and it is necessary for the Mortgagor to obtain a bond or supply other security to prevent arrest of the Vessel or to release the Vessel from arrest on account of such claim or lien, the Mortgagee, on request of the Mortgagor or its agent, may, in the sole discretion of the Mortgagee, assign to any person, firm or corporation executing a surety or guarantee bond or other agreement to save or release the Vessel from such arrest, all right, title and interest of the Mortgagee in and to said insurance covering said loss, damage or expense, as collateral security to indemnify against liability under said bond or other agreement. In any such event, Mortgagor shall promptly notify Mortgagee in writing of any such threatened arrest and, within thirty (30) days, cause the Vessel to be released by posting security or otherwise.

(d) If requested by the Mortgagee at any time and from time to time, the Mortgagor will deliver to the Mortgagee copies of all cover notes, binders, policies and certificates of entry in protection and indemnity associations, and all endorsements and riders amendatory thereof, in respect of insurance maintained in connection with the Vessel.

(e) The Mortgagor agrees that it will not do or permit or willingly allow to be done any act by which any insurance required by the terms of this Mortgage may be suspended, impaired or cancelled, and that it will not permit or allow the Vessel to undertake any voyage or run any risk or transport any cargo or passengers which may not be permitted by the policies in force, without having previously insured the Vessel by additional coverage extending to such voyages, risks, passengers or cargoes.

SECTION 7. The Mortgagor represents and warrants that it is and will at all times remain a citizen of the United States within the meaning of Title 46, Section 802, of the United States Code, Appendix, entitled to own, document and operate vessels in the coastwise trade under the laws of the United States. The Mortgagor further represents and warrants that the address of its chief executive office is Great Lakes Dredge & Dock Corporation, 2122 York Road, Oak Brook, Illinois 60523.

ARTICLE II

DEFAULTS AND REMEDIES

SECTION 1. For all purposes of this Mortgage the term “Default” shall mean when any of the following events shall have occurred:

(a) An Event of Default under the Bonding Agreement;

(b) A failure in the due and punctual observance and performance by the Mortgagor of any provision of this Mortgage which shall continue without being cured by the Mortgagor for a period of thirty (30) days after written notice thereof shall have been given by the Mortgagee to the Mortgagor; or

(c) The Mortgagor shall abandon the Vessel, other than in connection with an insured actual, constructive or compromised total loss of the Vessel.

SECTION 2. If any Default shall occur and be continuing uncured, then at any time thereafter while such Default shall remain uncured, the Mortgagee shall have the right to exercise any or all of the following remedies:

(a) Exercise all of the rights and remedies in foreclosure and otherwise given to mortgagees by Chapter 313 or by any other provisions of applicable law;

(b) Bring suit at law, in equity or in admiralty, as it may be advised, to recover judgment in respect of the Secured Obligations and any and all payments due under the Secured Obligations and hereunder, and collect the same out of any and all of the collateral held by the Mortgagee for the Secured Obligations whether covered by this Mortgage or otherwise and in connection therewith obtain a decree ordering the sale of the Vessel in accordance with subsection (d) of this Section 2;

(c) The Mortgagee may take and enter into possession of the Vessel, at any time, wherever the same may be, without legal process and without being responsible for loss or damage, and the Mortgagor or other person in possession forthwith upon demand of the Mortgagee shall surrender to the Mortgagee possession of the Vessel demanded and, once in possession of the Vessel, the Mortgagee may, without being responsible for loss or damage, hold, lay up, lease, charter, operate or otherwise use the Vessel for such time and upon such terms as it may deem to be for its best advantage, and demand, collect and retain all hire, freights, earnings, issues, revenues, income, profits, return premiums, salvage awards or recoveries, recoveries in general average, and all other sums due or to become due in respect of the Vessel or in respect of any insurance thereon from any person whomsoever, accounting only for the net profits, if any, arising from such use of the Vessel and charging upon all receipts from the use of the Vessel or from the sale thereof by court proceedings or pursuant to subsection (d) of this Section 2, all costs, expenses, charges, damages or losses by reason of such use; and if at any time the Mortgagee shall avail itself of the right herein given to it to take the Vessel, the Mortgagee shall have the right to dock the Vessel, for a reasonable time at any dock, pier or other premises of any person in possession of the Vessel without charge, or to dock the Vessel taken at any other place at the cost and expense of the Mortgagor; and

(d) The Mortgagee may take and enter into possession of the Vessel, at any time, wherever the same may be, without legal process, and, once in possession of the Vessel, if it seems desirable to the Mortgagee and without being responsible for loss or damage, sell the Vessel, at any place and at such time as the Mortgagee may specify and in such manner as the Mortgagee may deem advisable, free from any claim by the Mortgagor in admiralty, in equity, at law or by statute, after first giving notice of the time and place of sale with a general description of the property in the following manner:

(i)	By publishing such notice for ten (10) consecutive business days in a daily newspaper of general circulation published in New York City;

(ii)	If the place of sale should not be New York City, then also by publication of a similar notice for a similar period of time in a daily newspaper, if any, published at the place of sale; and

(iii)	By mailing, by registered or certified mail, a similar notice to the Mortgagor on the day of first publication and at least thirty (30) days prior to the date fixed for sale.

The Mortgagee may adjourn any such sale from time to time by announcement at the time and place appointed for such sale or for such adjourned sale, and without further notice or publication the Mortgagee may make any such sale at the time and place to which the same shall be so adjourned. Any such sale may be conducted without bringing the Vessel to the place designated for such sale and in such manner as the Mortgagee may deem to be for its best advantage.

SECTION 3. Any sale of the Vessel made pursuant to this Mortgage, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of the Mortgagor therein and thereto, and shall bar the Mortgagor, its successors and assigns, and all persons claiming by, through or under them from claiming any interest in or with respect to the Vessel. No purchaser shall be bound to inquire whether notice has been given, or whether any Default has occurred, or as to the propriety of the sale, or as to the application of the proceeds thereof. At any such sale, the Mortgagee may bid for and purchase such property and upon compliance with the terms of sale may hold, retain and dispose of such property without further accountability therefor.

SECTION 4. The Mortgagee is hereby appointed attorney-in-fact of the Mortgagor in the name of the Mortgagor at any time following the occurrence and during the continuation of any Default, to execute and deliver to any purchaser aforesaid, and is hereby vested with full power and authority to make, in the name and in behalf of the Mortgagor, a good conveyance of the title to the Vessel. In the event of any sale of the Vessel, under any power herein contained, the Mortgagor will, if and when required by the Mortgagee, execute such form of conveyance of the Vessel, as the Mortgagee may direct or approve. The Mortgagor hereby consents to the appointment of a consent keeper or substitute custodian by the Mortgagee with the costs thereof to be a cost of the sale to be paid from the proceeds of the sale or by the Mortgagor and, therefore, secured by this Mortgage as additional Secured Obligations.

SECTION 5. Without limiting in any way the provisions of Section 6 of Article I hereof, the Mortgagee is hereby appointed attorney-in-fact of the Mortgagor in the name of the Mortgagor at any time following the occurrence and during the continuation of any Default, to demand, collect, receive, compromise and sue for, so far as may be permitted by law, all freight, hire, earnings, issues, revenues, income and profits of the Vessel and all amounts due from underwriters under any insurance thereon as payment of losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, and all other sums due or to become due at the time of the happening of any Default in respect of the Vessel, or in respect of any insurance thereon, from any person whomsoever, and to make, give and execute in the name of the Mortgagor, acquittances, receipts, releases or other discharges for the same, whether under seal or otherwise, and to endorse and accept in the name of the Mortgagor all checks, notes, drafts, warrants, agreements and other instruments in writing with respect to the foregoing.

SECTION 6. The Mortgagee may, whenever any right to enter and take possession of the Vessel accrues to the Mortgagee hereunder, require the Mortgagor to deliver, and the Mortgagor shall on demand, at its own cost and expense, deliver, to the Mortgagee the Vessel as demanded. If any legal proceedings shall be taken to enforce any right under this Mortgage, the Mortgagee shall be entitled as a matter of right to the appointment of a receiver of the Vessel and of the freights, hire, earnings, issues, revenues, income and profits due or to become due and arising from the operation thereof.

SECTION 7. Upon the occurrence and during the continuation of a Default, the Mortgagor authorizes and empowers the Mortgagee or its appointees or any of them to appear in the name of the Mortgagor, its successors and assigns, in any court of any country or nation of the world where a suit is pending against any the Vessel because of or on account of any alleged lien against the Vessel from which the Vessel has not been released other than the lien of this Mortgage, and to take such proceedings as to her as may seem proper towards the defense of such suit and the purchase or discharge of such lien, and all expenditures made or incurred by it for the purpose of such defense or purchase or discharge shall be a debt due from the Mortgagor, its successors and assigns, to the Mortgagee, and shall be secured by the lien of this Mortgage in like manner and extent as if the amount and description thereof were written herein.

SECTION 8. Each and every power and remedy herein given to the Mortgagee shall be cumulative and shall be in addition to every other power and remedy herein given or now or hereafter existing at law, in equity, in admiralty or by statute, and each and every power and remedy whether herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Mortgagee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. No delay or omission by the Mortgagee in the exercise of any right or power or in the pursuance of any remedy accruing upon any Default shall impair any such right, power or remedy or be construed to be a waiver of any such Default or to be an acquiescence therein; nor shall the acceptance by the Mortgagee of any security or of any payment of or on account of the amounts due in respect of the Secured Obligations after any Default or of any payment on account of any past Default be construed to be a waiver of any right to take advantage of any future Default or of any past Default not completely cured thereby.

SECTION 9. If at any time after a Default and prior to the actual sale of the Vessel by the Mortgagee or prior to any foreclosure proceedings, the Mortgagor offers to cure completely all Defaults and to pay all expenses, advances and damages to the Mortgagee consequent on such Defaults, then the Mortgagee shall accept such offer, cure and payment and restore the Mortgagor to its former position, but such action shall not affect any subsequent Default or impair any rights consequent thereon.

SECTION 10. In case the Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Mortgagee, then and in every such case the Mortgagor and the Mortgagee shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Mortgage, and all rights, remedies and powers of the Mortgagee shall continue as if no such proceedings had been taken.

SECTION 11. The proceeds of any sale of the Vessel, earnings of any charter operation or other use of the Vessel by the Mortgagee under any of the powers herein specified, and any and all other moneys received by the Mortgagee pursuant to or under the terms of this Mortgage or in any proceedings hereunder, the application of which has not elsewhere herein, in the Bonding Agreement or in the Intercreditor Agreement, been specifically provided for, shall be applied or held as follows:

First:

Applied to the payment of all reasonable out-of-pocket expenses and charges, including the expenses of any sale, the expenses of any retaking, attorneys’ fees, court costs, and any other expenses or advances made or incurred by the Mortgagee in the protection of its rights or the pursuance of its remedies hereunder;

Second:	Applied to the payment of any damages or injuries sustained by the Mortgagee occasioned by noncompliance by the Mortgagor with the terms and provisions of this Mortgage and to furnish indemnity in the proper amount against any other liens or other encumbrances which have or may have priority over those established by this Mortgage;

Third:	Applied to the payment of the Secured Obligations in such priority as the Mortgagee may elect;

Fourth:	Applied to the payment of any other obligations secured by the Vessel which are known to the Mortgagee to exist and to be so secured; and

Fifth:	Any surplus thereafter remaining shall be paid promptly to the Mortgagor.

SECTION 12. Until one or more Defaults shall occur and continue in existence, the Mortgagor, subject to the provisions of this Mortgage, (a) shall be suffered and permitted to retain actual possession and use of the Vessel and (b) shall have the right, from time to time, in its discretion, and without application to the Mortgagee, and without obtaining a release thereof by the Mortgagee, to dispose of, free from the lien hereof, any boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, cables, chains, tackle, apparel, furniture, fittings, cranes, drills, excavators, shovels, construction or other equipment or any other appurtenances of the Vessel that are no longer useful, necessary, profitable or advantageous in the operation of the Vessel.

ARTICLE III

SUNDRY PROVISIONS

SECTION 1. For the purposes of this Mortgage and Chapter 313, the maximum amount of the direct or contingent obligations outstanding at any one time that is or may become secured by this Mortgage is the principal sum of U.S. $125,000,000, plus interest, expenses and fees. The discharge amount is the same as the maximum amount.

SECTION 2. The names and addresses of each of the parties to this Mortgage are as follows:

(a) Mortgagor: Great Lakes Dredge & Dock Corporation, 2122 York Road, Oak Brook, Illinois 60523;

(b) Mortgagee: Travelers Casualty and Surety Company and Travelers Casualty and Surety Company of America, One Tower Square, 5PB, Hartford, Connecticut 06183.

SECTION 3. All of the covenants, promises, stipulations and agreements of the Mortgagor contained in this Mortgage shall bind the Mortgagor and its successors and assigns (including successors by way of merger, acquisition or similar event) and shall inure to the benefit of the Mortgagee and its successors and assigns (including successors by way of merger, acquisition or similar event). In the event of any assignment of this Mortgage, the term “Mortgagee”, as used in this Mortgage, shall be deemed to mean any such assignee.

SECTION 4. Wherever and whenever herein any right, power or authority is granted or given to the Mortgagee, such right, power or authority may be exercised in all cases by the Mortgagee or such agent or agents as it may appoint, and the act or acts of such agent or agents when taken shall constitute the act of the Mortgagee hereunder.

SECTION 5. This Mortgage may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

SECTION 6. Unless otherwise specifically provided herein, all notices required or permitted by the terms hereof shall be given in the manner and with the effect provided for in the Bonding Agreement.

SECTION 7. At the reasonable request of the Mortgagee, to the extent reasonably available to the Mortgagor, the Mortgagor will cause to be delivered to Mortgagee for inspection, copies of any and all material contracts and documents relating to the Vessel, whether on board or not, subject to the confidentiality provisions set forth in the Bonding Agreement.

SECTION 8. This Mortgage may be amended or supplemented from time to time, but only by an instrument in writing executed by the Mortgagor and the Mortgagee and duly acknowledged pursuant to Chapter 313.

SECTION 9. THIS MORTGAGE AND ALL THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEIR SUCCESSORS AND ASSIGNS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAWS, AND EXCEPT TO THE EXTENT PREEMPTED BY APPLICABLE FEDERAL AND MARITIME LAWS OF THE UNITED STATES.

SECTION 10. So long as the Intercreditor Agreement remains in effect, any provision set forth in the Intercreditor Agreement (including without limitation any provision limiting the use of the Vessel by the Mortgagee or foreclosure actions by the Mortgagee or prescribing the use or application of proceeds of the Vessel) which conflicts with any provision of this Mortgage shall govern.

SECTION 11. The Mortgagee may permit the separate discharge of property that is not a vessel from the lien of this Mortgage as permitted by the Bonding Agreement.

SECTION 12. Notwithstanding any other provisions of this Mortgage to the contrary, nothing herein shall waive the preferred status of this Mortgage and if any provision herein shall be construed to waive such status, such provision shall, to the extent so construed, be void and of no effect.

Execution Follows

* * * *

IN WITNESS WHEREOF, the Mortgagor has executed this Mortgage as of the day and year first above written.

GREAT LAKES DREDGE & DOCK
CORPORATION

By:

Name:

Title:

ACKNOWLEDGMENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF	)

The foregoing instrument was acknowledged before me this 22nd day of December, 2003, by                     , the                      of GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation, on behalf of the corporation.

Notary Public

SCHEDULE A

VESSEL SUBJECT TO MORTGAGE

VESSEL NAME	OFFICIAL NUMBER
DODGE ISLAND	625348

EXHIBIT F-1

FORM OF

SECOND PREFERRED FLEET MORTGAGE

Given By

GREAT LAKES DREDGE & DOCK COMPANY

As Owner

In Favor Of

TRAVELERS CASUALTY AND SURETY COMPANY

And

TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

As Mortgagees

On the United States Flag Vessels

Named Herein

SYNOPSIS OF MORTGAGE

	VESSEL NAME	OFFICIAL NUMBER
Vessels Subject to Instrument	ALASKA ILLINOIS CALIFORNIA G.L. 51 G.L. 54 MANHATTAN ISLAND G.L. 32 G.L. 64 G.L. 230 G.L. 231	283416 580274 292779 288765 560225 583706 609828 922737 695575 695576

Type of Instrument:	Second Preferred Fleet Mortgage

Date of Instrument:	December 22, 2003

Name of Owner:	Great Lakes Dredge & Dock Company

(Percentage Owned):	100%

Address of Owner	c/o Great Lakes Dredge & Dock Corporation 2122 York Road Oak Brook, IL 60523

Name of Mortgagees:	Travelers Casualty and Surety Company and Travelers Casualty and Surety Company of America

Address of Mortgagee:	One Tower Square, 5PB Hartford, CT 06183

Total Amount of Mortgage	One Hundred Twenty-Five Million United States Dollars ($125,000,000) plus interest, expenses and fees

SECOND PREFERRED FLEET MORTGAGE

THIS SECOND PREFERRED FLEET MORTGAGE is made and dated as of December 22, 2003 (hereinafter the “Mortgage”) by GREAT LAKES DREDGE & DOCK COMPANY, a New Jersey corporation, with its address c/o Great Lakes Dredge & Dock Corporation, 2122 York Road, Oak Brook, Illinois 60523 (the “Mortgagor”), to TRAVELERS CASUALTY AND SURETY COMPANY, a Connecticut corporation (“TCASC”), and TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, a Connecticut corporation (“Travelers America”, and together with TCASC, “Travelers”) each having their address at One Tower Square, 5PB, Hartford, Connecticut 06183 (collectively, the “Mortgagee”, each holding an individual interest as a joint tenant in the vessels mortgaged).

WHEREAS, the Mortgagor is the sole owner of the vessels hereinafter identified as the “Vessels”, which vessels have been duly documented in the name of the Mortgagor under the laws of the United States;

WHEREAS, the Mortgagor, Great Lakes Dredge & Dock Corporation, a Delaware corporation (Mortgagor’s direct parent company) (the “Parent”), various affiliates of the Mortgagor, and the Mortgagee are parties to that certain Third Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of December 22, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Bonding Agreement”), which Bonding Agreement amended and restated in its entirety that certain Second Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of August 19, 1998 among, inter alia, the Mortgagor and the Mortgagee (the “Second Amendment and Restatement”), which Second Amendment and Restatement amended and restated in its entirety that certain First Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of September 24, 1997 among, inter alia, the Mortgagor and the Mortgagee;

WHEREAS, pursuant to the Bonding Agreement, the Mortgagor and such affiliates have incurred or will incur obligations (monetary or otherwise) to the Mortgagee (which obligations and all other payment and performance obligations of the Mortgagor under this Mortgage are hereinafter referred to collectively as the “Secured Obligations”);

WHEREAS, the Mortgagor previously agreed to secure the Secured Obligations to the Mortgagee under the Bonding Agreement with, among other things, that certain First Preferred Fleet Mortgage (the “Original Mortgage”) dated as of September 24, 1997 by the Mortgagor to the Mortgagee;

WHEREAS, the Mortgagor has agreed to replace the Original Mortgage and secure the Secured Obligations with, among other things, second preferred ship mortgages on certain vessels owned by the Mortgagor and documented under the laws of the United States in the maximum principal amount of U.S. $125,000,000, plus interest, expenses and fees;

WHEREAS, the Mortgagor has agreed to secure certain obligations to Bank of America N.A., as Administrative Agent for certain financial institutions (the “Lenders”) with first preferred ship mortgages on the Vessels which are the subject of this Mortgage;

WHEREAS, to deal with, among other things, the respective rights of Mortgagee and the Administrative Agent for the benefit of the Lenders, with respect to the Vessels and the proceeds thereof, the Mortgagee has entered into that certain Intercreditor Agreement dated as of the date hereof by and among the Parent, certain subsidiaries of the Parent (including the Mortgagor) from time to time party thereto, the Mortgagee and Travelers (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”);

WHEREAS, the Bonding Agreement (excluding Exhibits and Schedules) is attached to this Mortgage as Exhibit A hereto; and

WHEREAS, the Intercreditor Agreement (excluding Exhibits and Schedules) is attached to this Mortgage as Exhibit B hereto;

NOW THEREFORE, THIS MORTGAGE WITNESSETH that in consideration of the premises and of the additional covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as security only for the performance and payment of the Secured Obligations when, if and as due, and all other sums which may be secured by this Mortgage, the Mortgagor has granted, conveyed, mortgaged, pledged, granted a security interest in, confirmed, transferred and set over, and by these presents does grant, convey, mortgage, pledge, grant a security interest in, confirm, assign, transfer and set over unto the Mortgagee the whole of the Vessels identified in Schedule A attached hereto and incorporated herein, and each of them, together with all of their boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, cables, chains, tackle, apparel, furniture, fittings, cranes, drills, excavators, shovels, construction and other equipment and all other appurtenances thereunto appertaining or belonging, whether now or hereafter acquired, and also any and all additions, improvements and replacements hereafter made in or to said Vessels, or any of them, or in or to their equipment and appurtenances aforesaid (each a “Vessel” and, collectively, the “Vessels”), as well as the proceeds of the Vessels;

TO HAVE AND TO HOLD all and singular the foregoing mortgaged and described property unto the Mortgagee and its successors and assigns (including successors by way of merger, acquisition or similar event), to its and its successors’ and assigns’ own use, benefit and behoof forever;

PROVIDED, HOWEVER, and these presents are upon the condition that the Mortgagee agrees that this Mortgage and the estate and rights hereby granted shall not become effective until the due filing of this Mortgage in accordance with the provisions of Chapter 313 of Title 46, United States Code, as amended (“Chapter 313”) and shall cease, determine and terminate upon payment and performance in full of all the Secured Obligations, otherwise to remain in full force and effect.

IT IS HEREBY COVENANTED, DECLARED AND AGREED that the property above described is to be held subject to the further agreements and conditions hereinafter set forth.

ARTICLE I

REPRESENTATIONS, WARRANTIES AND

COVENANTS OF THE MORTGAGOR

The Mortgagor represents, warrants, covenants and agrees with Mortgagee as follows:

SECTION l. The Mortgagor hereby agrees with the Mortgagee duly and promptly to perform and to observe the Secured Obligations.

SECTION 2. The Mortgagor will cause this Mortgage to be duly filed in accordance with the provisions of Chapter 313 and will otherwise cause compliance with and satisfaction of all of the provisions of Chapter 313 in order to establish and maintain this Mortgage as a second preferred mortgage lien thereunder upon the Vessels and upon all renewals, replacements, supplements, amendments and improvements made in or to the same for the amount indicated in Section 1 of Article III hereof. The Mortgagor shall promptly pay and discharge all United States Coast Guard fees and expenses in connection with the recordation of this Mortgage and any such renewals, replacements, supplements, amendments and improvements.

SECTION 3. In the event that this Mortgage or the Secured Obligations, or any provision hereof or thereof, shall be deemed invalidated in whole or in part by reason of any present or future law or any decision of any authoritative court, or if the documents at any time held by the Mortgagee shall be deemed by the Mortgagee for any reason insufficient to carry out the true intent and spirit of this Mortgage, or the Secured Obligations, then, from time to time, the Mortgagor will execute, on its own behalf such other and further assurances and documents as in the reasonable opinion of the Mortgagee may be required more effectively to subject the Vessels to the terms and provisions of this Mortgage, including the payment of all sums required to be paid under the Secured Obligations hereby secured.

SECTION 4. (a) The Mortgagor shall place a properly certified copy of this Mortgage on board each Vessel with its papers and will cause a notice, reading as follows (or containing such additional information relating to any permitted mortgage that is placed on a Vessel as may be approved by the Mortgagor) printed in plain type of such size that the paragraph of reading matter shall cover a space not less than six inches wide by nine inches high, and framed, to be placed and kept prominently exhibited in the chart room and in the master’s cabin of each of the Vessels if such room and cabin are contained in the Vessel and, if not, where such notices customarily are kept for vessels of the type of the Vessel:

“NOTICE OF SHIP MORTGAGE

This vessel is owned by Great Lakes Dredge & Dock Company, a New Jersey corporation, and is covered by a Second Preferred Fleet Mortgage in favor of Travelers Casualty and Surety Company and Travelers Casualty and Surety Company of America, under authority of Chapter 313 of Title 46 of the United States Code, as amended. Under the terms of said Mortgage, neither the owner, the master or agent of this vessel nor any other person has any right, power or authority to create, incur, or permit to be placed or imposed upon this vessel any lien whatsoever, other than liens for wages of a stevedore when employed directly by a person listed in 46 U.S.C. 31341, for wages of the crew in respect of this vessel (including wages of the master to the extent provided by 46 U.S.C. 11112), general average or for salvage (including contract salvage), liens fully covered by insurance and any deductible applicable thereto, liens permitted by Section 6.11 of the Bonding Agreement or, to the extent they are liens subordinate to the liens of the said Mortgage, certain liens in favor of Bank of America N.A., as Administrative Agent, and other liens incident to current operations or for repairs.”

(b) The Mortgagor will not create, incur, permit to be placed or imposed upon or permit to exist upon any of the Vessels or any of the proceeds of the Vessels or sums due or to become due in respect of the Vessels or in respect of insurance thereon any lien whatsoever, other than liens contemplated by the aforesaid notice. In due course and in any event within thirty (30) days after the same becomes due and payable, the Mortgagor shall pay or cause to be discharged or make adequate provision for the satisfaction or discharge of all material claims or demands with respect to the Vessels, unless such claims or demands are being contested in good faith.

SECTION 5. (a) The Mortgagor will not transfer or change the flag of any of the Vessels without the written consent of the Mortgagee first had and obtained, and any such written consent to any one transfer or change of flag shall not be construed to be a waiver of this provision with respect to any subsequent proposed transfer or change of flag.

(b) The Mortgagor will not cause or permit any of the Vessels to be operated in any manner contrary to law and the Mortgagor will not engage in any unlawful trade or violate any law or expose any of the Vessels to penalty or forfeiture, except where any such operation, engagement, violation or exposure could not reasonably be expected to have a Material Adverse Change, and will not do, or suffer or permit to be done, anything which can or may injuriously affect in any material respect the registration, documentation, or trade endorsement of a Vessel under the laws and regulations of the United States.

(c) Without limiting in any way the right of the Mortgagee to decline to grant any written consent described in Section 5(a) or to condition any such written consent on other conditions, it is expressly understood and agreed that the Mortgagee shall not grant any such written consent unless either: (i) the Mortgagee is satisfied that all actions necessary or desirable have been taken so that after giving effect to the proposed transfer or change the Mortgagee will have a valid and enforceable second lien on the Vessels which are the subject hereof providing rights (including practically realizable enforcement rights) and benefits to the Mortgagee with respect to such Vessels at least as favorable to the Mortgagee as those granted to the Mortgagee with respect thereto by this Mortgage or (ii) the Mortgagor substitutes for such Vessels as collateral under this Mortgage other vessels owned by the Mortgagor (including all appurtenances thereunto appertaining or belonging and any and all additions, improvements and replacements thereto) reasonably acceptable to the Mortgagee having an orderly liquidation value reasonably equal to or greater than the then orderly liquidation value of such Vessels (or such lesser orderly liquidation value as the Mortgagee may find acceptable).

SECTION 6. (a) On and after the date of this Mortgage the Mortgagor will cause to be carried and maintained in respect of the Vessels hull and machinery (“H&M”), general liability (“GL”) and protection and indemnity (“P&I”) insurance in such amounts and with such insurance companies, underwriters, protection and indemnity associations or clubs as required by the Bonding Agreement. In the event that the Mortgagor fails to obtain or maintain any insurance required by the terms of this Mortgage or the Bonding Agreement, the Mortgagee shall be hereby authorized by the Mortgagor to procure such insurance and all premiums and other amounts incurred or expended by the Mortgagee in procuring such insurance shall constitute additional Secured Obligations secured by this Mortgage. The Mortgagor will cause all policies and certificates of entry with respect to H&M insurance required hereby to name the Mortgagee as an additional insured and contain a loss payable clause which, by language reasonably acceptable to the Mortgagee, shall provide for payment to the Mortgagee or its order. The Mortgagor shall cause all policies of GL insurance to name the Mortgagee as an additional insured and shall either cause all policies of P&I insurance to name the Mortgagee as an additional insured or shall otherwise cause the interest of the Mortgagee to be noted with respect to such policies of P&I insurance, subject to the remaining provisions of this Section 6.

(b) In the event of an actual, constructive or compromised total loss of any Vessel, such loss shall not be adjusted or compromised without the prior written consent of the Mortgagee, and all insurance or other payments for such shall be paid to the Mortgagee and applied by the Mortgagee as follows: first, to any costs or expenses of the Mortgagee in connection with collecting such payment; second, to the payment of the Secured Obligations; third, to the payment of all other secured indebtedness, if any; and fourth, any surplus thereafter remaining, to the Mortgagor, its successors and assigns or to whomever may be lawfully entitled to receive the same.

(c) In the event that any claim or lien is asserted against any Vessel for loss, damage or expense which is covered by insurance required hereunder, and it is necessary for the Mortgagor to obtain a bond or supply other security to prevent arrest of the Vessel or to release the Vessel from arrest on account of such claim or lien, the Mortgagee, on request of the Mortgagor or its agent, may, in the sole discretion of the Mortgagee, assign to any person, firm or corporation executing a surety or guarantee bond or other agreement to save or release the Vessel from such arrest, all right, title and interest of the Mortgagee in and to said insurance covering said loss, damage or expense, as collateral security to indemnify against liability under said bond or other agreement. In any such event, Mortgagor shall promptly notify Mortgagee in writing of any such threatened arrest and, within thirty (30) days, cause such Vessel to be released by posting security or otherwise.

(d) If requested by the Mortgagee at any time and from time to time, the Mortgagor will deliver to the Mortgagee copies of all cover notes, binders, policies and certificates of entry in protection and indemnity associations, and all endorsements and riders amendatory thereof, in respect of insurance maintained in connection with the Vessels.

(e) The Mortgagor agrees that it will not do or permit or willingly allow to be done any act by which any insurance required by the terms of this Mortgage may be suspended, impaired or cancelled, and that it will not permit or allow any Vessel to undertake any voyage or run any risk or transport any cargo or passengers which may not be permitted by the policies in force, without having previously insured the Vessel by additional coverage extending to such voyages, risks, passengers or cargoes.

SECTION 7. The Mortgagor represents and warrants that it is and will at all times remain a citizen of the United States within the meaning of Title 46, Section 802, of the United States Code, Appendix, entitled to own, document and operate vessels in the coastwise trade under the laws of the United States. The Mortgagor further represents and warrants that the address of its chief executive office is c/o Great Lakes Dredge & Dock Corporation, 2122 York Road, Oak Brook, Illinois 60523.

ARTICLE II

DEFAULTS AND REMEDIES

SECTION 1. For all purposes of this Mortgage the term “Default” shall mean when any of the following events shall have occurred:

(a) An Event of Default under the Bonding Agreement;

(b) A failure in the due and punctual observance and performance by the Mortgagor of any provision of this Mortgage which shall continue without being cured by the Mortgagor for a period of thirty (30) days after written notice thereof shall have been given by the Mortgagee to the Mortgagor; or

(c) The Mortgagor shall abandon any Vessel, other than in connection with an insured actual, constructive or compromised total loss of such Vessel.

SECTION 2. If any Default shall occur and be continuing uncured, then at any time thereafter while such Default shall remain uncured, the Mortgagee shall have the right to exercise any or all of the following remedies:

(a) Exercise all of the rights and remedies in foreclosure and otherwise given to mortgagees by Chapter 313 or by any other provisions of applicable law;

(b) Bring suit at law, in equity or in admiralty, as it may be advised, to recover judgment in respect of the Secured Obligations and any and all payments due under the Secured Obligations and hereunder, and collect the same out of any and all of the collateral held by the Mortgagee for the Secured Obligations whether covered by this Mortgage or otherwise and in connection therewith obtain a decree ordering the sale of any or all of the Vessels in accordance with subsection (d) of this Section 2;

(c) The Mortgagee may take and enter into possession of any or all of the Vessels, at any time, wherever the same may be, without legal process and without being responsible for loss or damage, and the Mortgagor or other person in possession forthwith upon demand of the Mortgagee shall surrender to the Mortgagee possession of each such Vessel demanded and, once in possession of any such Vessel, the Mortgagee may, without being responsible for loss or damage, hold, lay up, lease, charter, operate or otherwise use the Vessel for such time and upon such terms as it may deem to be for its best advantage, and demand, collect and retain all hire, freights, earnings, issues, revenues, income, profits, return premiums, salvage awards or recoveries, recoveries in general average, and all other sums due or to become due in respect of the Vessel or in respect of any insurance thereon from any person whomsoever, accounting only for the net profits, if any, arising from such use of the Vessel and charging upon all receipts from the use of such Vessel or from the sale thereof by court proceedings or pursuant to subsection (d) of this Section 2, all costs, expenses, charges, damages or losses by reason of such use; and if at any time the Mortgagee shall avail itself of the right herein given to it to take any or all of the Vessels, the Mortgagee shall have the right to dock each Vessel taken, for a reasonable time at any dock, pier or other premises of any person in possession of such Vessel without charge, or to dock any or all of the Vessels taken at any other place at the cost and expense of the Mortgagor; and

(d) The Mortgagee may take and enter into possession of any or all of the Vessels, at any time, wherever the same may be, without legal process, and, once in possession of each of the Vessels taken, if it seems desirable to the Mortgagee and without being responsible for loss or damage, sell each such Vessel, at any place and at such time as the Mortgagee may specify and in such manner as the Mortgagee may deem advisable, free from any claim by the Mortgagor in admiralty, in equity, at law or by statute, after first giving notice of the time and place of sale with a general description of the property in the following manner:

(i)	By publishing such notice for ten (10) consecutive business days in a daily newspaper of general circulation published in New York City;

(ii)	If the place of sale should not be New York City, then also by publication of a similar notice for a similar period of time in a daily newspaper, if any, published at the place of sale; and

(iii)	By mailing, by registered or certified mail, a similar notice to the Mortgagor on the day of first publication and at least thirty (30) days prior to the date fixed for sale.

The Mortgagee may adjourn any such sale from time to time by announcement at the time and place appointed for such sale or for such adjourned sale, and without further notice or publication the Mortgagee may make any such sale at the time and place to which the same shall be so adjourned. Any such sale may be conducted without bringing the Vessels subject to such sale to be sold to the place designated for such sale and in such manner as the Mortgagee may deem to be for its best advantage.

SECTION 3. Any sale of any or all of the Vessels made pursuant to this Mortgage, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of the Mortgagor therein and thereto, and shall bar the Mortgagor, its successors and assigns, and all persons claiming by, through or under them from claiming any interest in or with respect to each Vessel sold. No purchaser shall be bound to inquire whether notice has been given, or whether any Default has occurred, or as to the propriety of the sale, or as to the application of the proceeds thereof. At any such sale, the Mortgagee may bid for and purchase such property and upon compliance with the terms of sale may hold, retain and dispose of such property without further accountability therefor.

SECTION 4. The Mortgagee is hereby appointed attorney-in-fact of the Mortgagor in the name of the Mortgagor at any time following the occurrence and during the continuation of any Default, to execute and deliver to any purchaser aforesaid, and is hereby vested with full power and authority to make, in the name and in behalf of the Mortgagor, a good conveyance of the title to each Vessel sold. In the event of any sale of a Vessel, under any power herein contained, the Mortgagor will, if and when required by the Mortgagee, execute such form of conveyance of such Vessel, as the Mortgagee may direct or approve. The Mortgagor hereby consents to the appointment of a consent keeper or substitute custodian by the Mortgagee with the costs thereof to be a cost of the sale to be paid from the proceeds of the sale or by the Mortgagor and, therefore, secured by this Mortgage as additional Secured Obligations.

SECTION 5. Without limiting in any way the provisions of Section 6 of Article I hereof, the Mortgagee is hereby appointed attorney-in-fact of the Mortgagor in the name of the Mortgagor at any time following the occurrence and during the continuation of any Default, to demand, collect, receive, compromise and sue for, so far as may be permitted by law, all freight, hire, earnings, issues, revenues, income and profits of any or all of the Vessels and all amounts due from underwriters under any insurance thereon as payment of losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, and all other sums due or to become due at the time of the happening of any Default in respect of such Vessel or Vessels, or in respect of any insurance thereon, from any person whomsoever, and to make, give and execute in the name of the Mortgagor, acquittances, receipts, releases or other discharges for the same, whether under seal or otherwise, and to endorse and accept in the name of the Mortgagor all checks, notes, drafts, warrants, agreements and other instruments in writing with respect to the foregoing.

SECTION 6. The Mortgagee may, whenever any right to enter and take possession of any or all of the Vessels accrues to the Mortgagee hereunder, require the Mortgagor to deliver, and the Mortgagor shall on demand, at its own cost and expense, deliver, to the Mortgagee each Vessel as demanded. If any legal proceedings shall be taken to enforce any right under this Mortgage, the Mortgagee shall be entitled as a matter of right to the appointment of a receiver of any or all of the Vessels and of the freights, hire, earnings, issues, revenues, income and profits due or to become due and arising from the operation thereof.

SECTION 7. Upon the occurrence and during the continuation of a Default, the Mortgagor authorizes and empowers the Mortgagee or its appointees or any of them to appear in the name of the Mortgagor, its successors and assigns, in any court of any country or nation of the world where a suit is pending against any of the Vessels because of or on account of any alleged lien against such Vessel from which such Vessel has not been released other than the lien of this Mortgage, and to take such proceedings as to her as may seem proper towards the defense of such suit and the purchase or discharge of such lien, and all expenditures made or incurred by it for the purpose of such defense or purchase or discharge shall be a debt due from the Mortgagor, its successors and assigns, to the Mortgagee, and shall be secured by the lien of this Mortgage in like manner and extent as if the amount and description thereof were written herein.

SECTION 8. Each and every power and remedy herein given to the Mortgagee shall be cumulative and shall be in addition to every other power and remedy herein given or now or hereafter existing at law, in equity, in admiralty or by statute, and each and every power and remedy whether herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Mortgagee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. No delay or omission by the Mortgagee in the exercise of any right or power or in the pursuance of any remedy accruing upon any Default shall impair any such right, power or remedy or be construed to be a waiver of any such Default or to be an acquiescence therein; nor shall the acceptance by the Mortgagee of any security or of any payment of or on account of the amounts due in respect of the Secured Obligations after any Default or of any payment on account of any past Default be construed to be a waiver of any right to take advantage of any future Default or of any past Default not completely cured thereby.

SECTION 9. If at any time after a Default and prior to the actual sale of any of the Vessels by the Mortgagee or prior to any foreclosure proceedings, the Mortgagor offers to cure completely all Defaults and to pay all expenses, advances and damages to the Mortgagee consequent on such Defaults, then the Mortgagee shall accept such offer, cure and payment and restore the Mortgagor to its former position, but such action shall not affect any subsequent Default or impair any rights consequent thereon.

SECTION 10. In case the Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Mortgagee, then and in every such case the Mortgagor and the Mortgagee shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Mortgage, and all rights, remedies and powers of the Mortgagee shall continue as if no such proceedings had been taken.

SECTION 11. The proceeds of any sale of any or all of the Vessels, earnings of any charter operation or other use of any or all of the Vessels by the Mortgagee under any of the powers herein specified, and any and all other moneys received by the Mortgagee pursuant to or under the terms of this Mortgage or in any proceedings hereunder, the application of which has not elsewhere herein, in the Bonding Agreement or in the Intercreditor Agreement, been specifically provided for, shall be applied or held as follows:

First:	Applied to the payment of all reasonable out-of-pocket expenses and charges, including the expenses of any sale, the expenses of any retaking,

attorneys’ fees, court costs, and any other expenses or advances made or incurred by the Mortgagee in the protection of its rights or the pursuance of its remedies hereunder;

Second:	Applied to the payment of any damages or injuries sustained by the Mortgagee occasioned by noncompliance by the Mortgagor with the terms and provisions of this Mortgage and to furnish indemnity in the proper amount against any other liens or other encumbrances which have or may have priority over those established by this Mortgage;

Third:	Applied to the payment of the Secured Obligations in such priority as the Mortgagee may elect;

Fourth:	Applied to the payment of any other obligations secured by the Vessels which are known to the Mortgagee to exist and to be so secured; and

Fifth:	Any surplus thereafter remaining shall be paid promptly to the Mortgagor.

SECTION 12. Until one or more Defaults shall occur and continue in existence, the Mortgagor, subject to the provisions of this Mortgage, (a) shall be suffered and permitted to retain actual possession and use of the Vessels and (b) shall have the right, from time to time, in its discretion, and without application to the Mortgagee, and without obtaining a release thereof by the Mortgagee, to dispose of, free from the lien hereof, any boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, cables, chains, tackle, apparel, furniture, fittings, cranes, drills, excavators, shovels, construction or other equipment or any other appurtenances of the Vessels that are no longer useful, necessary, profitable or advantageous in the operation of the Vessels.

ARTICLE III

SUNDRY PROVISIONS

SECTION 1. For the purposes of this Mortgage and Chapter 313, the maximum amount of the direct or contingent obligations outstanding at any one time that is or may become secured by this Mortgage is the principal sum of U.S. $125,000,000, plus interest, expenses and fees. The discharge amount is the same as the maximum amount.

SECTION 2. The names and addresses of each of the parties to this Mortgage are as follows:

(a) Mortgagor: Great Lakes Dredge & Dock Company, c/o Great Lakes Dredge & Dock Corporation, 2122 York Road, Oak Brook, Illinois 60523;

(b) Mortgagee: Travelers Casualty and Surety Company and Travelers Casualty and Surety Company of America, One Tower Square, 5PB, Hartford, Connecticut 06183.

SECTION 3. All of the covenants, promises, stipulations and agreements of the Mortgagor contained in this Mortgage shall bind the Mortgagor and its successors and assigns

(including successors by way of merger, acquisition or similar event) and shall inure to the benefit of the Mortgagee and its successors and assigns(including successors by way of merger, acquisition or similar event). In the event of any assignment of this Mortgage, the term “Mortgagee”, as used in this Mortgage, shall be deemed to mean any such assignee.

SECTION 4. Wherever and whenever herein any right, power or authority is granted or given to the Mortgagee, such right, power or authority may be exercised in all cases by the Mortgagee or such agent or agents as it may appoint, and the act or acts of such agent or agents when taken shall constitute the act of the Mortgagee hereunder.

SECTION 5. This Mortgage may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

SECTION 6. Unless otherwise specifically provided herein, all notices required or permitted by the terms hereof shall be given in the manner and with the effect provided for in the Bonding Agreement.

SECTION 7. At the reasonable request of the Mortgagee, to the extent reasonably available to the Mortgagor, the Mortgagor will cause to be delivered to Mortgagee for inspection, copies of any and all material contracts and documents relating to the Vessels, whether on board or not, subject to the confidentiality provisions set forth in the Bonding Agreement.

SECTION 8. This Mortgage may be amended or supplemented from time to time, but only by an instrument in writing executed by the Mortgagor and the Mortgagee and duly acknowledged pursuant to Chapter 313.

SECTION 9. THIS MORTGAGE AND ALL THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEIR SUCCESSORS AND ASSIGNS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAWS, AND EXCEPT TO THE EXTENT PREEMPTED BY APPLICABLE FEDERAL AND MARITIME LAWS OF THE UNITED STATES.

SECTION 10. So long as the first preferred ship mortgages on the Vessels in favor of the Lenders remain in effect and constitute liens prior to the lien of this Mortgage, the provisions of such first preferred ship mortgages shall take precedence over any conflicting provisions of this Mortgage. References in this Mortgage to the lien hereof being “second” shall not be construed as subordinating this Mortgage to any lien other than the liens of such first preferred ship mortgages, nor as subordinating this Mortgage to the liens of such first preferred ship mortgages for any period except for so long as they constitute liens prior to the lien of this Mortgage.

SECTION 11. So long as the Intercreditor Agreement remains in effect, any provision set forth in the Intercreditor Agreement (including without limitation any provision limiting the use of the Vessels by the Mortgagee or foreclosure actions by the Mortgagee or prescribing the use or application of proceeds of the Vessels) which conflicts with any provision of this Mortgage shall govern.

SECTION 12. The Mortgagee may permit the separate discharge of one or more Vessels or of property that is not a vessel from the lien of this Mortgage as permitted by the Bonding Agreement.

SECTION 13. Notwithstanding any other provisions of this Mortgage to the contrary, nothing herein shall waive the preferred status of this Mortgage and if any provision herein shall be construed to waive such status, such provision shall, to the extent so construed, be void and of no effect.

Execution Follows

*     *     *     *

IN WITNESS WHEREOF, the Mortgagor has executed this Mortgage as of the day and year first above written.

GREAT LAKES DREDGE & DOCK COMPANY

By:
Name:
Title:

ACKNOWLEDGMENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF	)

The foregoing instrument was acknowledged before me this 22nd day of December, 2003, by                     , the                      of GREAT LAKES DREDGE & DOCK COMPANY, a New Jersey corporation, on behalf of the corporation.

Notary Public

SCHEDULE A

LIST OF VESSELS

VESSEL NAME	OFFICIAL NUMBER
ALASKA ILLINOIS CALIFORNIA G.L. 51 G.L. 54 MANHATTAN ISLAND G.L. 32 G.L. 64 G.L. 230 G.L. 231	283416 580274 292779 288765 560225 583706 609828 922737 695575 695576

EXHIBIT F-2

FORM OF

SECOND PREFERRED SHIP MORTGAGE

Given By

GREAT LAKES DREDGE & DOCK CORPORATION

As Owner

In Favor Of

TRAVELERS CASUALTY AND SURETY COMPANY

And

TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

As Mortgagees

On the United States Flag Vessel

SUGAR ISLAND

Official Number 606519

SYNOPSIS OF MORTGAGE

	VESSEL NAME	OFFICIAL NUMBER
Vessel Subject to Instrument	SUGAR ISLAND	606519

Type of Instrument:	Second Preferred Ship Mortgage

Date of Instrument:	December 22, 2003

Name of Owner:	Great Lakes Dredge & Dock Corporation

(Percentage Owned):	100%

Address of Owner	2122 York Road Oak Brook, IL 60523

Name of Mortgagees:	Travelers Casualty and Surety Company and Travelers Casualty and Surety Company of America

Address of Mortgagee:	One Tower Square, 5PB Hartford, CT 06183

Total Amount of Mortgage	One Hundred Twenty-Five Million United States Dollars ($125,000,000) plus interest, expenses and fees

SECOND PREFERRED SHIP MORTGAGE

THIS SECOND PREFERRED SHIP MORTGAGE is made and dated as of December 22, 2003 (hereinafter the “Mortgage”) by GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation, with its address 2122 York Road, Oak Brook, Illinois 60523 (the “Mortgagor”), to TRAVELERS CASUALTY AND SURETY COMPANY, a Connecticut corporation (“TCASC”), and TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, a Connecticut corporation (“Travelers America”, and together with TCASC, “Travelers”) each having their address at One Tower Square, 5PB, Hartford, Connecticut 06183 (collectively, the “Mortgagee”, each holding an individual interest as a joint tenant in the vessel mortgaged).

WHEREAS, the Mortgagor is the sole owner of the vessel hereinafter identified as the “Vessel”, which vessel has been duly documented in the name of the Mortgagor under the laws of the United States;

WHEREAS, the Mortgagor, Great Lakes Dredge & Dock Company, a New Jersey corporation (Mortgagor’s direct subsidiary) (“Subsidiary”), various affiliates or subsidiaries of the Mortgagor, and the Mortgagee are parties to that certain Third Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of December 22, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Bonding Agreement”), which Bonding Agreement amended and restated in its entirety that certain Second Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of August 19, 1998 among, inter alia, the Mortgagor and the Mortgagee (the “Second Amendment and Restatement”), which Second Amendment and Restatement amended and restated in its entirety that certain First Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of September 24, 1997 among, inter alia, the Mortgagor and the Mortgagee;

WHEREAS, pursuant to the Bonding Agreement, the Mortgagor and such affiliates or subsidiaries have incurred or will incur obligations (monetary or otherwise) to the Mortgagee (which obligations and all other payment and performance obligations of the Mortgagor under this Mortgage are hereinafter referred to collectively as the “Secured Obligations”);

WHEREAS, the Mortgagor previously agreed to secure the Secured Obligations to the Mortgagee under the Bonding Agreement with, among other things, that certain First Preferred Fleet Mortgage (the “Original Mortgage”) dated as of September 24, 1997 by the Subsidiary to the Mortgagee;

WHEREAS, the Mortgagor has agreed to replace the Original Mortgage and secure the Secured Obligations with, among other things, second preferred ship mortgages on certain vessels owned by the Mortgagor and documented under the laws of the United States in the maximum principal amount of U.S. $125,000,000, plus interest, expenses and fees;

WHEREAS, the Mortgagor has agreed to secure certain obligations to Bank of America N.A., as Administrative Agent for certain financial institutions (the “Lenders”) with a first preferred ship mortgage on the Vessel which is the subject of this Mortgage;

WHEREAS, to deal with, among other things, the respective rights of Mortgagee and the Administrative Agent for the benefit of the Lenders, with respect to the Vessel and the proceeds thereof, the Mortgagee has entered into that certain Intercreditor Agreement dated as of the date hereof by and among the Mortgagor, certain subsidiaries of the Mortgagor from time to time party thereto, the Mortgagee and Travelers (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”);

WHEREAS, the Bonding Agreement (excluding Exhibits and Schedules) is attached to this Mortgage as Exhibit A hereto; and

WHEREAS, the Intercreditor Agreement (excluding Exhibits and Schedules) is attached to this Mortgage as Exhibit B hereto;

NOW THEREFORE, THIS MORTGAGE WITNESSETH that in consideration of the premises and of the additional covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as security only for the performance and payment of the Secured Obligations when, if and as due, and all other sums which may be secured by this Mortgage, the Mortgagor has granted, conveyed, mortgaged, pledged, granted a security interest in, confirmed, transferred and set over, and by these presents does grant, convey, mortgage, pledge, grant a security interest in, confirm, assign, transfer and set over unto the Mortgagee the whole of the Vessel identified in Schedule A attached hereto and incorporated herein, together with all of her boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, cables, chains, tackle, apparel, furniture, fittings, cranes, drills, excavators, shovels, construction and other equipment and all other appurtenances thereunto appertaining or belonging, whether now or hereafter acquired, and also any and all additions, improvements and replacements hereafter made in or to said Vessel, or any of them, or in or to her equipment and appurtenances aforesaid (the “Vessel”), as well as the proceeds of the Vessel;

TO HAVE AND TO HOLD all and singular the foregoing mortgaged and described property unto the Mortgagee and its successors and assigns (including successors by way of merger, acquisition or similar event), to its and its successors’ and assigns’ own use, benefit and behoof forever;

PROVIDED, HOWEVER, and these presents are upon the condition that the Mortgagee agrees that this Mortgage and the estate and rights hereby granted shall not become effective until the due filing of this Mortgage in accordance with the provisions of Chapter 313 of Title 46, United States Code, as amended (“Chapter 313”) and shall cease, determine and terminate upon payment and performance in full of all the Secured Obligations, otherwise to remain in full force and effect.

IT IS HEREBY COVENANTED, DECLARED AND AGREED that the property above described is to be held subject to the further agreements and conditions hereinafter set forth.

ARTICLE I

REPRESENTATIONS, WARRANTIES AND

COVENANTS OF THE MORTGAGOR

The Mortgagor represents, warrants, covenants and agrees with Mortgagee as follows:

SECTION l. The Mortgagor hereby agrees with the Mortgagee duly and promptly to perform and to observe the Secured Obligations.

SECTION 2. The Mortgagor will cause this Mortgage to be duly filed in accordance with the provisions of Chapter 313 and will otherwise cause compliance with and satisfaction of all of the provisions of Chapter 313 in order to establish and maintain this Mortgage as a second preferred mortgage lien thereunder upon the Vessel and upon all renewals, replacements, supplements, amendments and improvements made in or to the same for the amount indicated in Section 1 of Article III hereof. The Mortgagor shall promptly pay and discharge all United States Coast Guard fees and expenses in connection with the recordation of this Mortgage and any such renewals, replacements, supplements, amendments and improvements.

SECTION 3. In the event that this Mortgage or the Secured Obligations, or any provision hereof or thereof, shall be deemed invalidated in whole or in part by reason of any present or future law or any decision of any authoritative court, or if the documents at any time held by the Mortgagee shall be deemed by the Mortgagee for any reason insufficient to carry out the true intent and spirit of this Mortgage, or the Secured Obligations, then, from time to time, the Mortgagor will execute, on its own behalf such other and further assurances and documents as in the reasonable opinion of the Mortgagee may be required more effectively to subject the Vessel to the terms and provisions of this Mortgage, including the payment of all sums required to be paid under the Secured Obligations hereby secured.

SECTION 4. (a) The Mortgagor shall place a properly certified copy of this Mortgage on board the Vessel with its papers and will cause a notice, reading as follows (or containing such additional information relating to any permitted mortgage that is placed on a Vessel as may be approved by the Mortgagor) printed in plain type of such size that the paragraph of reading matter shall cover a space not less than six inches wide by nine inches high, and framed, to be placed and kept prominently exhibited in the chart room and in the master’s cabin on the Vessel if such room and cabin are contained in the Vessel and, if not, where such notices customarily are kept for vessels of the type of the Vessel:

“NOTICE OF SHIP MORTGAGE

This vessel is owned by Great Lakes Dredge & Dock Corporation, a Delaware corporation, and is covered by a Second Preferred Fleet Mortgage in favor of Travelers Casualty and Surety Company and Travelers Casualty and Surety Company of America, under authority of Chapter 313 of Title 46 of the United States Code, as amended. Under the terms of said Mortgage, neither the owner, the master or agent of this vessel nor any other person has any right, power or authority to create, incur, or permit to be placed or imposed upon this vessel any lien whatsoever, other than liens for wages of a stevedore when employed directly by a person listed in 46 U.S.C. 31341, for wages of the crew in respect of this vessel (including wages of the master to the extent provided by 46 U.S.C. 11112), general average or for salvage (including contract salvage), liens fully covered by insurance and any deductible applicable thereto, liens permitted by Section 6.11 of the Bonding Agreement or, to the extent they are liens subordinate to the liens of the said Mortgage, certain liens in favor of Bank of America N.A., as Administrative Agent, and other liens incident to current operations or for repairs.”

(b) The Mortgagor will not create, incur, permit to be placed or imposed upon or permit to exist upon the Vessel or any of the proceeds of the Vessel or sums due or to become due in respect of the Vessel or in respect of insurance thereon any lien whatsoever, other than liens contemplated by the aforesaid notice. In due course and in any event within thirty (30) days after the same becomes due and payable, the Mortgagor shall pay or cause to be discharged or make adequate provision for the satisfaction or discharge of all material claims or demands with respect to the Vessel, unless such claims or demands are being contested in good faith.

SECTION 5. (a) The Mortgagor will not transfer or change the flag of the Vessel without the written consent of the Mortgagee first had and obtained, and any such written consent to any one transfer or change of flag shall not be construed to be a waiver of this provision with respect to any subsequent proposed transfer or change of flag.

(b) The Mortgagor will not cause or permit the Vessel to be operated in any manner contrary to law and the Mortgagor will not engage in any unlawful trade or violate any law or expose the Vessel to penalty or forfeiture, except where any such operation, engagement, violation or exposure could not reasonably be expected to have a Material Adverse Change, and will not do, or suffer or permit to be done, anything which can or may injuriously affect in any material respect the registration, documentation, or trade endorsement of a Vessel under the laws and regulations of the United States.

(c) Without limiting in any way the right of the Mortgagee to decline to grant any written consent described in Section 5(a) or to condition any such written consent on other conditions, it is expressly understood and agreed that the Mortgagee shall not grant any such written consent unless either: (i) the Mortgagee is satisfied that all actions necessary or desirable have been taken so that after giving effect to the proposed transfer or change the Mortgagee will have a valid and enforceable second lien on the Vessel which is the subject hereof providing rights (including practically realizable enforcement rights) and benefits to the Mortgagee with respect to the Vessel at least as favorable to the Mortgagee as those granted to the Mortgagee with respect thereto by this Mortgage or (ii) the Mortgagor substitutes for the Vessel as collateral under this Mortgage another vessel owned by the Mortgagor (including all appurtenances thereunto appertaining or belonging and any and all additions, improvements and replacements thereto) reasonably acceptable to the Mortgagee having an orderly liquidation value reasonably equal to or greater than the then orderly liquidation value of the Vessel (or such lesser orderly liquidation value as the Mortgagee may find acceptable).

SECTION 6. (a) On and after the date of this Mortgage the Mortgagor will cause to be carried and maintained in respect of the Vessel hull and machinery (“H&M”), general liability (“GL”) and protection and indemnity (“P&I”) insurance in such amounts and with such insurance companies, underwriters, protection and indemnity associations or clubs as required by the Bonding Agreement. In the event that the Mortgagor fails to obtain or maintain any insurance required by the terms of this Mortgage or the Bonding Agreement, the Mortgagee shall be hereby authorized by the Mortgagor to procure such insurance and all premiums and other amounts incurred or expended by the Mortgagee in procuring such insurance shall constitute additional Secured Obligations secured by this Mortgage. The Mortgagor will cause all policies and certificates of entry with respect to H&M insurance required hereby to name the Mortgagee as an additional insured and contain a loss payable clause which, by language reasonably acceptable to the Mortgagee, shall provide for payment to the Mortgagee or its order. The Mortgagor shall cause all policies of GL insurance to name the Mortgagee as an additional insured and shall either cause all policies of P&I insurance to name the Mortgagee as an additional insured or shall otherwise cause the interest of the Mortgagee to be noted with respect to such policies of P&I insurance, subject to the remaining provisions of this Section 6.

(b) In the event of an actual, constructive or compromised total loss of the Vessel, such loss shall not be adjusted or compromised without the prior written consent of the Mortgagee, and all insurance or other payments for such shall be paid to the Mortgagee and applied by the Mortgagee as follows: first, to any costs or expenses of the Mortgagee in connection with collecting such payment; second, to the payment of the Secured Obligations; third, to the payment of all other secured indebtedness, if any; and fourth, any surplus thereafter remaining, to the Mortgagor, its successors and assigns or to whomever may be lawfully entitled to receive the same.

(c) In the event that any claim or lien is asserted against the Vessel for loss, damage or expense which is covered by insurance required hereunder, and it is necessary for the Mortgagor to obtain a bond or supply other security to prevent arrest of the Vessel or to release the Vessel from arrest on account of such claim or lien, the Mortgagee, on request of the Mortgagor or its agent, may, in the sole discretion of the Mortgagee, assign to any person, firm or corporation executing a surety or guarantee bond or other agreement to save or release the Vessel from such arrest, all right, title and interest of the Mortgagee in and to said insurance covering said loss, damage or expense, as collateral security to indemnify against liability under said bond or other agreement. In any such event, Mortgagor shall promptly notify Mortgagee in writing of any such threatened arrest and, within thirty (30) days, cause the Vessel to be released by posting security or otherwise.

(d) If requested by the Mortgagee at any time and from time to time, the Mortgagor will deliver to the Mortgagee copies of all cover notes, binders, policies and certificates of entry in protection and indemnity associations, and all endorsements and riders amendatory thereof, in respect of insurance maintained in connection with the Vessel.

(e) The Mortgagor agrees that it will not do or permit or willingly allow to be done any act by which any insurance required by the terms of this Mortgage may be suspended, impaired or cancelled, and that it will not permit or allow the Vessel to undertake any voyage or run any risk or transport any cargo or passengers which may not be permitted by the policies in force, without having previously insured the Vessel by additional coverage extending to such voyages, risks, passengers or cargoes.

SECTION 7. The Mortgagor represents and warrants that it is and will at all times remain a citizen of the United States within the meaning of Title 46, Section 802, of the United States Code, Appendix, entitled to own, document and operate vessels in the coastwise trade under the laws of the United States. The Mortgagor further represents and warrants that the address of its chief executive office is Great Lakes Dredge & Dock Corporation, 2122 York Road, Oak Brook, Illinois 60523.

ARTICLE II

DEFAULTS AND REMEDIES

SECTION 1. For all purposes of this Mortgage the term “Default” shall mean when any of the following events shall have occurred:

(a) An Event of Default under the Bonding Agreement;

(b) A failure in the due and punctual observance and performance by the Mortgagor of any provision of this Mortgage which shall continue without being cured by the Mortgagor for a period of thirty (30) days after written notice thereof shall have been given by the Mortgagee to the Mortgagor; or

(c) The Mortgagor shall abandon the Vessel, other than in connection with an insured actual, constructive or compromised total loss of the Vessel.

SECTION 2. If any Default shall occur and be continuing uncured, then at any time thereafter while such Default shall remain uncured, the Mortgagee shall have the right to exercise any or all of the following remedies:

(a) Exercise all of the rights and remedies in foreclosure and otherwise given to mortgagees by Chapter 313 or by any other provisions of applicable law;

(b) Bring suit at law, in equity or in admiralty, as it may be advised, to recover judgment in respect of the Secured Obligations and any and all payments due under the Secured Obligations and hereunder, and collect the same out of any and all of the collateral held by the Mortgagee for the Secured Obligations whether covered by this Mortgage or otherwise and in connection therewith obtain a decree ordering the sale of the Vessel in accordance with subsection (d) of this Section 2;

(c) The Mortgagee may take and enter into possession of the Vessel, at any time, wherever the same may be, without legal process and without being responsible for loss or damage, and the Mortgagor or other person in possession forthwith upon demand of the Mortgagee shall surrender to the Mortgagee possession of the Vessel demanded and, once in possession of the Vessel, the Mortgagee may, without being responsible for loss or damage, hold, lay up, lease, charter, operate or otherwise use the Vessel for such time and upon such terms as it may deem to be for its best advantage, and demand, collect and retain all hire, freights, earnings, issues, revenues, income, profits, return premiums, salvage awards or recoveries, recoveries in general average, and all other sums due or to become due in respect of the Vessel or in respect of any insurance thereon from any person whomsoever, accounting only for the net profits, if any, arising from such use of the Vessel and charging upon all receipts from the use of the Vessel or from the sale thereof by court proceedings or pursuant to subsection (d) of this Section 2, all costs, expenses, charges, damages or losses by reason of such use; and if at any time the Mortgagee shall avail itself of the right herein given to it to take the Vessel, the Mortgagee shall have the right to dock the Vessel, for a reasonable time at any dock, pier or other premises of any person in possession of the Vessel without charge, or to dock the Vessel taken at any other place at the cost and expense of the Mortgagor; and

(d) The Mortgagee may take and enter into possession of the Vessel, at any time, wherever the same may be, without legal process, and, once in possession of the Vessel, if it seems desirable to the Mortgagee and without being responsible for loss or damage, sell the Vessel, at any place and at such time as the Mortgagee may specify and in such manner as the Mortgagee may deem advisable, free from any claim by the Mortgagor in admiralty, in equity, at law or by statute, after first giving notice of the time and place of sale with a general description of the property in the following manner:

(i)	By publishing such notice for ten (10) consecutive business days in a daily newspaper of general circulation published in New York City;

(ii)	If the place of sale should not be New York City, then also by publication of a similar notice for a similar period of time in a daily newspaper, if any, published at the place of sale; and

(iii)	By mailing, by registered or certified mail, a similar notice to the Mortgagor on the day of first publication and at least thirty (30) days prior to the date fixed for sale.

The Mortgagee may adjourn any such sale from time to time by announcement at the time and place appointed for such sale or for such adjourned sale, and without further notice or publication the Mortgagee may make any such sale at the time and place to which the same shall be so adjourned. Any such sale may be conducted without bringing the Vessel to the place designated for such sale and in such manner as the Mortgagee may deem to be for its best advantage.

SECTION 3. Any sale of the Vessel made pursuant to this Mortgage, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of the Mortgagor therein and thereto, and shall bar the Mortgagor, its successors and assigns, and all persons claiming by, through or under them from claiming any interest in or with respect to the Vessel. No purchaser shall be bound to inquire whether notice has been given, or whether any Default has occurred, or as to the propriety of the sale, or as to the application of the proceeds thereof. At any such sale, the Mortgagee may bid for and purchase such property and upon compliance with the terms of sale may hold, retain and dispose of such property without further accountability therefor.

SECTION 4. The Mortgagee is hereby appointed attorney-in-fact of the Mortgagor in the name of the Mortgagor at any time following the occurrence and during the continuation of any Default, to execute and deliver to any purchaser aforesaid, and is hereby vested with full power and authority to make, in the name and in behalf of the Mortgagor, a good conveyance of the title to the Vessel. In the event of any sale of the Vessel, under any power herein contained, the Mortgagor will, if and when required by the Mortgagee, execute such form of conveyance of the Vessel, as the Mortgagee may direct or approve. The Mortgagor hereby consents to the appointment of a consent keeper or substitute custodian by the Mortgagee with the costs thereof to be a cost of the sale to be paid from the proceeds of the sale or by the Mortgagor and, therefore, secured by this Mortgage as additional Secured Obligations.

SECTION 5. Without limiting in any way the provisions of Section 6 of Article I hereof, the Mortgagee is hereby appointed attorney-in-fact of the Mortgagor in the name of the Mortgagor at any time following the occurrence and during the continuation of any Default, to demand, collect, receive, compromise and sue for, so far as may be permitted by law, all freight, hire, earnings, issues, revenues, income and profits of the Vessel and all amounts due from underwriters under any insurance thereon as payment of losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, and all other sums due or to become due at the time of the happening of any Default in respect of the Vessel, or in respect of any insurance thereon, from any person whomsoever, and to make, give and execute in the name of the Mortgagor, acquittances, receipts, releases or other discharges for the same, whether under seal or otherwise, and to endorse and accept in the name of the Mortgagor all checks, notes, drafts, warrants, agreements and other instruments in writing with respect to the foregoing.

SECTION 6. The Mortgagee may, whenever any right to enter and take possession of the Vessel accrues to the Mortgagee hereunder, require the Mortgagor to deliver, and the Mortgagor shall on demand, at its own cost and expense, deliver, to the Mortgagee the Vessel as demanded. If any legal proceedings shall be taken to enforce any right under this Mortgage, the Mortgagee shall be entitled as a matter of right to the appointment of a receiver of the Vessel and of the freights, hire, earnings, issues, revenues, income and profits due or to become due and arising from the operation thereof.

SECTION 7. Upon the occurrence and during the continuation of a Default, the Mortgagor authorizes and empowers the Mortgagee or its appointees or any of them to appear in the name of the Mortgagor, its successors and assigns, in any court of any country or nation of the world where a suit is pending against any the Vessel because of or on account of any alleged lien against the Vessel from which the Vessel has not been released other than the lien of this Mortgage, and to take such proceedings as to her as may seem proper towards the defense of such suit and the purchase or discharge of such lien, and all expenditures made or incurred by it for the purpose of such defense or purchase or discharge shall be a debt due from the Mortgagor, its successors and assigns, to the Mortgagee, and shall be secured by the lien of this Mortgage in like manner and extent as if the amount and description thereof were written herein.

SECTION 8. Each and every power and remedy herein given to the Mortgagee shall be cumulative and shall be in addition to every other power and remedy herein given or now or hereafter existing at law, in equity, in admiralty or by statute, and each and every power and remedy whether herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Mortgagee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. No delay or omission by the Mortgagee in the exercise of any right or power or in the pursuance of any remedy accruing upon any Default shall impair any such right, power or remedy or be construed to be a waiver of any such Default or to be an acquiescence therein; nor shall the acceptance by the Mortgagee of any security or of any payment of or on account of the amounts due in respect of the Secured Obligations after any Default or of any payment on account of any past Default be construed to be a waiver of any right to take advantage of any future Default or of any past Default not completely cured thereby.

SECTION 9. If at any time after a Default and prior to the actual sale of the Vessel by the Mortgagee or prior to any foreclosure proceedings, the Mortgagor offers to cure completely all Defaults and to pay all expenses, advances and damages to the Mortgagee consequent on such Defaults, then the Mortgagee shall accept such offer, cure and payment and restore the Mortgagor to its former position, but such action shall not affect any subsequent Default or impair any rights consequent thereon.

SECTION 10. In case the Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Mortgagee, then and in every such case the Mortgagor and the Mortgagee shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Mortgage, and all rights, remedies and powers of the Mortgagee shall continue as if no such proceedings had been taken.

SECTION 11. The proceeds of any sale of the Vessel, earnings of any charter operation or other use of the Vessel by the Mortgagee under any of the powers herein specified, and any and all other moneys received by the Mortgagee pursuant to or under the terms of this Mortgage or in any proceedings hereunder, the application of which has not elsewhere herein, in the Bonding Agreement or in the Intercreditor Agreement, been specifically provided for, shall be applied or held as follows:

First:

Applied to the payment of all reasonable out-of-pocket expenses and charges, including the expenses of any sale, the expenses of any retaking, attorneys’ fees, court costs, and any other expenses or advances made or incurred by the Mortgagee in the protection of its rights or the pursuance of its remedies hereunder;

Second:	Applied to the payment of any damages or injuries sustained by the Mortgagee occasioned by noncompliance by the Mortgagor with the terms and provisions of this Mortgage and to furnish indemnity in the proper amount against any other liens or other encumbrances which have or may have priority over those established by this Mortgage;

Third:	Applied to the payment of the Secured Obligations in such priority as the Mortgagee may elect;

Fourth:	Applied to the payment of any other obligations secured by the Vessel which are known to the Mortgagee to exist and to be so secured; and

Fifth:	Any surplus thereafter remaining shall be paid promptly to the Mortgagor.

SECTION 12. Until one or more Defaults shall occur and continue in existence, the Mortgagor, subject to the provisions of this Mortgage, (a) shall be suffered and permitted to retain actual possession and use of the Vessel and (b) shall have the right, from time to time, in its discretion, and without application to the Mortgagee, and without obtaining a release thereof by the Mortgagee, to dispose of, free from the lien hereof, any boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, cables, chains, tackle, apparel, furniture, fittings, cranes, drills, excavators, shovels, construction or other equipment or any other appurtenances of the Vessel that are no longer useful, necessary, profitable or advantageous in the operation of the Vessel.

ARTICLE III

SUNDRY PROVISIONS

SECTION 1. For the purposes of this Mortgage and Chapter 313, the maximum amount of the direct or contingent obligations outstanding at any one time that is or may become secured by this Mortgage is the principal sum of U.S. $125,000,000, plus interest, expenses and fees. The discharge amount is the same as the maximum amount.

SECTION 2. The names and addresses of each of the parties to this Mortgage are as follows:

(a) Mortgagor: Great Lakes Dredge & Dock Corporation, 2122 York Road, Oak Brook, Illinois 60523;

(b) Mortgagee: Travelers Casualty and Surety Company and Travelers Casualty and Surety Company of America, One Tower Square, 5PB, Hartford, Connecticut 06183.

SECTION 3. All of the covenants, promises, stipulations and agreements of the Mortgagor contained in this Mortgage shall bind the Mortgagor and its successors and assigns (including successors by way of merger, acquisition or similar event) and shall inure to the benefit of the Mortgagee and its successors and assigns(including successors by way of merger, acquisition or similar event). In the event of any assignment of this Mortgage, the term “Mortgagee”, as used in this Mortgage, shall be deemed to mean any such assignee.

SECTION 4. Wherever and whenever herein any right, power or authority is granted or given to the Mortgagee, such right, power or authority may be exercised in all cases by the Mortgagee or such agent or agents as it may appoint, and the act or acts of such agent or agents when taken shall constitute the act of the Mortgagee hereunder.

SECTION 5. This Mortgage may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

SECTION 6. Unless otherwise specifically provided herein, all notices required or permitted by the terms hereof shall be given in the manner and with the effect provided for in the Bonding Agreement.

SECTION 7. At the reasonable request of the Mortgagee, to the extent reasonably available to the Mortgagor, the Mortgagor will cause to be delivered to Mortgagee for inspection, copies of any and all material contracts and documents relating to the Vessel, whether on board or not, subject to the confidentiality provisions set forth in the Bonding Agreement.

SECTION 8. This Mortgage may be amended or supplemented from time to time, but only by an instrument in writing executed by the Mortgagor and the Mortgagee and duly acknowledged pursuant to Chapter 313.

SECTION 9. THIS MORTGAGE AND ALL THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEIR SUCCESSORS AND ASSIGNS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAWS, AND EXCEPT TO THE EXTENT PREEMPTED BY APPLICABLE FEDERAL AND MARITIME LAWS OF THE UNITED STATES.

SECTION 10. So long as the first preferred ship mortgage on the Vessel in favor of the Lenders remains in effect and constitutes a lien prior to the lien of this Mortgage, the provisions of the first preferred ship mortgage shall take precedence over any conflicting provisions in this Mortgage. References in this Mortgage to the lien hereof being the “second” shall not be construed as subordinating this Mortgage to any lien other than the lien of such first preferred ship mortgage, nor as subordinating this Mortgage to the lien of such first preferred ship mortgage for any period except for so long as it constitutes a lien prior to the lien of this Mortgage.

SECTION 11. So long as the Intercreditor Agreement remains in effect, any provision set forth in the Intercreditor Agreement (including without limitation any provision limiting the use of the Vessel by the Mortgagee or foreclosure actions by the Mortgagee or prescribing the use or application of proceeds of the Vessel) which conflicts with any provision of this Mortgage shall govern.

SECTION 12. The Mortgagee may permit the separate discharge of property that is not a vessel from the lien of this Mortgage as permitted by the Bonding Agreement.

SECTION 13. Notwithstanding any other provisions of this Mortgage to the contrary, nothing herein shall waive the preferred status of this Mortgage and if any provision herein shall be construed to waive such status, such provision shall, to the extent so construed, be void and of no effect.

Execution Follows

* * * *

IN WITNESS WHEREOF, the Mortgagor has executed this Mortgage as of the day and year first above written.

GREAT LAKES DREDGE & DOCK CORPORATION

By:
Name:
Title:

ACKNOWLEDGMENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF	)

The foregoing instrument was acknowledged before me this 22nd day of December, 2003, by                     , the                      of GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation, on behalf of the corporation.

Notary Public

SCHEDULE A

VESSEL SUBJECT TO MORTGAGE

VESSEL NAME	OFFICIAL NUMBER
SUGAR ISLAND	606519

Schedule 1.1

Permitted Liens

1.	LIENS securing all DEBT and other obligations under that certain Credit Agreement, dated as of August 19, 1998, among HOLDINGS, the other “Loan Parties,” and Bank of America, N.A., as Administrative Agent (the “EXISTING CREDIT AGREEMENT”), which shall be released upon the repayment of such obligations as contemplated by Section 4.1(i) of the BANK LOAN FACILITY.

2.	Bareboat Charter Agreement, dated as of December 18, 1998, between GLDDC and MDFC Equipment Leasing Corporation (Bareboat Charter of Texas, Pontchartrain and Booster No. 6).

3.	Bareboat Charter Agreement, dated as of October 9, 1998, between GLDDC Business Trust No. 1998-1 and GLDDC (Charter Financing of the New York).

4.	Bareboat Charter Agreement, dated as of November 18, 1999, between MDFC Equipment Leasing Corporation and GLDDC (Bareboat Charter of Hopper Dredge Liberty Island).

5.	Bareboat Charter Agreement, dated as of February 24, 1997, between McDonnell Douglas Overseas Finance Corporation and GLDDC (Bareboat Charter of Dredge Victoria Island).

6.	Bareboat Charter Agreement, dated as of June 2, 1997, between NationsBanc Leasing Corporation and GLDDC (Bareboat Charter of Bottom-Dump Barges, Nos. 61 and 62).

7.	Bareboat Charter Agreement, dated as of July 30, 1997, between MDFC Equipment Leasing Corporation and GLDDC (Bareboat Charter of BTS-401 and BTS-402).

8.	Bareboat Charter Agreement, dated as of August 27, 2002, between BCC Equipment Leasing Corporation and GLDDC (Bareboat Charter of Dump Barge GL-65).

9.	Bareboat Charter Agreement, dated as of December 23, 1999, between Ameritech Credit Corporation and GLDDC (Bareboat Charter of the Lake Tahoe).

10.	Equipment Lease Agreement, dated as of May 27, 1999, between Ameritech Credit Corporation and GLDDC (Crane #3 (Serial No. 46388)).

11.	Please see the attached Annex A.

ANNEX A

Debtor (as shown on statement)	Secured Party (as shown on statement)	Jurisdiction	UCC	Fix	Liens	Suits & Judg	File No.	File Date	Search Results Comments/Collateral
GREAT LAKES DREDGE & DOCK COMPANY
Great Lakes Dredge & Dock Company 885 Bulkhead Road Green Cove Springs, FL 32043	Caterpillar Financial Services Corporation 1800 Parkway Place Suite 820 Marietta, GA 30067	Secretary of State, Florida	X				200000117754	05/19/00	(1) Caterpillar IT28G Integrated Tool Carrier.

Great Lakes Dredge & Dock Company 2122 York Road Oak Brook, IL 60521	United Jersey Bank/Central, N.A. 301 Carnegie Center cn 5316 Princeton, NJ 08543	Secretary of State, Illinois	X				2906792	10/21/91	Debtor’s interest as a joint venturer in the equipment and other personal property described on Schedule A attached hereto and made a part hereof, owned by Amboy Aggregates Joint Venture (also known as “McCormack Aggregates” and composed of Great Lakes Dredge & Dock Company and Ralph Clayton & Sons Materials, L.P.], and any substitutions and replacements thereof whether now owned or hereafter acquired and all cash and non-cash proceeds therefrom.

Great Lakes Dredge & Dock Company 2122 York Road Oak Brook, IL 60521	United Jersey Bank/Central, N.A. 301 Carnegie Center CN-5316 Princeton, NJ 08543	Secretary of State, Illinois	X				3550692	06/10/96	Continuation of file #2906972 filed 10/21/91.

Great Lakes Dredge & Dock Company 2122 York Road Oak Brook, IL 60521	Fleet National Bank, Successor by Merger to Summit Bank f/k/a United Jersey Bank/Central, N.A. 301 Carnegie Center Princeton, NJ 08540	Secretary of State, Illinois	X				4378385	04/27/01	Continuation of file #2906972 filed 10/21/91.

Great Lakes Dredge & Dock 2122 York Road Oak Brook, IL 60521	Hoss Equipment Co. 3131 N Hwy 161 Irving, TX 75062	Secretary of State, Illinois	X				3947090	11/24/98	1 Caterpillar D6H LGP Crawler Tractor.

Great Lakes Dredge & Dock Co. (Lessee) 2122 York Oak Brook, IL 60523	IBM Credit Corporation (Lessor) 1 North Castle Drive Armonk, NY 10504	Secretary of State, Illinois	X				4025254	04/26/99	All computer, information processing, and other peripheral equipment and goods wherever located referenced on IBM Supplement #643344 dated 02/25/99.

Debtor (as shown on statement)	Secured Party (as shown on statement)	Jurisdiction	UCC	Fix	Liens	Suits & Judg	File No.	File Date	Search Results Comments/Collateral
Great Lakes Dredge & Dock Company 2122 York Road Oak Brook, IL 60523	Ameritech Credit Corporation 2550 West Golf Road Rolling Meadows, IL 60008	Secretary of State, Illinois	X				4025781	04/26/99	All controllers, modems, computers and other date transmission devices, cable and wiring, including all additions, upgrades and accessions thereto and all other equipment and other items and rights, leased, licensed or otherwise provided to Lessee under Lease No. 001-0010413-004, dated 10/16/95.

Great Lakes Dredge & Dock Company 2122 York Road Oak Brook, IL 60523	Ameritech Credit Corporation 2550 West Golf Road Rolling Meadows, IL 60008	Secretary of State, Illinois	X				4025782	04/26/99	All controllers, modems, computers and other date transmission devices, cable and wiring, including all additions, upgrades and accessions thereto and all other equipment and other items and rights, leased, licensed or otherwise provided to Lessee under Lease No. 001-0010413-003, dated 10/16/95.

Great Lakes Dredge & Dock Company as Lessee 2122 York Road Oak Brook, IL 60523	Newcourt Communications Finance Corporation as Lessor 2 Gatehall Drive Parsippany, NJ 07054	Secretary of State, Illinois	X				4030028	05/03/99	Equipment now or hereafter acquired, which is leased to Lessee by Lessor pursuant to Lease No. M516257, including but not limited to, Lucent Technologies Inc. DEFINITY AND INTUITY.

Great Lakes Dredge and Dock Company 2122 York Road Oak Brook, IL 60521	Ameritech Credit Corporation 2550 West Golf Road Rolling Meadows, IL 60008	Secretary of State, Illinois	X				4052309	06/16/99	All equipment and other items, including all additions, upgrades and accessions thereto and all rights, leased, licensed or otherwise provided to Lessee under Lease No. 001-0000782-005, dated 5/27/99: (1) Manitowoc Model 4600 Vicon Series 3 Crane.

Great Lakes Dredge & Dock Company 2122 York Road Oak Brook, IL 60521	Ameritech Credit Corporation 2550 West Golf Road Rolling Meadows, IL 60008	Secretary of State, Illinois	X				4101596	09/29/99	Amendment of file #4052309 filed 06/16/99 to amend collateral description to read: All equipment and other items, including all additions, upgrades and accessions thereto and all rights, leased, licensed or otherwise provided to Lessee under Lease No. 001-0000782-005, dated 6/27/99: (1) Manitowoc Model 4600 Vicon Series 3 Crane.

Great Lakes Dredge & Dock 2122 York Road Oak Brook, IL 60521	Roland Machinery Company P.O. Box 2879 Springfield, IL 62708	Secretary of State, Illinois	X				4163420	02/07/00	Komatsu PC200LC-6 Excavator.

Great Lakes Dredge & Dock Company 2122 York Road Oak Brook, IL 60521	Caterpillar Financial Services Corporation 1800 Parkway Place Suite 820 Marietta, GA 30067	Secretary of State, Illinois	X				4214886	05/19/00	(1) Caterpillar IT38G Integrated Tool Carrier.

Debtor (as shown on statement)	Secured Party (as shown on statement)	Jurisdiction	UCC	Fix	Liens	Suits & Judg	File No.	File Date	Search Results Comments/Collateral
Great Lakes Dredge & Dock Company 2122 York Road Oak Brook, IL 60521	Caterpillar Financial Services Corporation 10440 Little Patuxent Pkwy. Suite 1200 Columbia, MD 21044	Secretary of State, Illinois	X				4231082	06/23/00	Two Caterpillar D8R Track-Type Loaders.

Great Lakes Dredge & Dock Company 2122 York Road Oak Brook, IL 60521	Ameritech Credit Corporation 2550 West Golf Road Rolling Meadows, IL 60008	Secretary of State, Illinois	X				4265400	09/08/00	All controllers, modems, computers and other date transmission devices, cable and wiring, including all additions, upgrades and accessions thereto and all other equipment and other items and rights, leased, licensed or otherwise provided to Lessee under Lease No. 001-0010413-007.

Great Lakes Dredge & Dock 2122 York Road Oak Brook, IL 60521	Hoss Equipment Co. 3131 N Hwy 161 Irving, TX 75062	Secretary of State, Illinois	X				4301562	11/27/00	1 Caterpillar D9N Crawler Tractor, 1 Balderson BD9u U Dover and 1 Caterpillar 58 Winch.

Great Lakes Dredge & Dock Company 2122 York Road Oak Brook, IL 60521	Caterpillar Financial Services Corporation 2120 West End Avenue P.O. Box 340001 Nashville, TN 37203	Secretary of State, Illinois	X				4304330	12/05/00	Two Caterpillar D8R Track Type Tractors.

Great Lakes Dredge & Dock 2122 York Road Oak Brook, IL 60521	Hoss Equipment Co. 3131 N Hwy 161 Irving, TX 75062	Secretary of State, Illinois	X				4307956	12/07/00	1 Caterpillar D9R Crawler Tractor, 1 Balderson Dozer and 1 Caterpillar 58 Winch.

Great Lakes Dredge & Dock Company 2122 York Road Oak Brook, IL 60521	Caterpillar Financial Services Corporation 2120 West End Avenue P.O. Box 340001 Nashville, TN 37203	Secretary of State, Illinois	X				4340177	02/15/01	Two Caterpillar Track-Type Tractors D8R.

Great Lakes Dredge & Dock Company 2122 York Road Oak Brook, IL 60521	Caterpillar Financial Services Corporation 2120 West End Avenue Nashville, TN 37203	Secretary of State, Illinois	X				4474049	12/11/01	(1) New Caterpillar 966G Wheel Loader.

Great Lakes Dredge & Dock Company 2122 York Road Oak Brook, IL 60521	Caterpillar Financial Services Corporation 2120 West End Avenue Nashville, TN 37203	Secretary of State, Illinois	X				4474056	12/11/01	(1) New Caterpillar 966G Wheel Loader.

Great Lakes Dredge & Dock Company 2122 York Road Oak Brook, IL 60521	Caterpillar Financial Services Corporation 2120 West End Avenue Nashville, TN 37203	Secretary of State, Illinois	X				4767608	02/13/02	One (1) Caterpillar D7R Track Type Tractor.

Debtor (as shown on statement)	Secured Party (as shown on statement)	Jurisdiction	UCC	Fix	Liens	Suits & Judg	File No.	File Date	Search Results Comments/Collateral
Great Lakes Dredge & Dock Company 2122 York Road Oak Brook, IL 60521	Caterpillar Financial Services Corporation 2120 West End Avenue Nashville, TN 37203	Secretary of State, Illinois	X				4767616	02/13/02	One (1) Caterpillar D7R Track Type Tractor.

Great Lakes Dredge & Dock Company 2122 York Road Oak Brook, IL 60521	Caterpillar Financial Services Corporation 2120 West End Avenue Nashville, TN 37203	Secretary of State, Illinois	X				5028159	04/04/02	(1) One New Cat D6RXL Track Type Tractor and (1) One New Cat D7R Track Type Tractor and (1) One New Cat D7R Track Type Tractor.

Great Lakes Dredge & Dock Company 2122 York Road Oak Brook, IL 60521	Caterpillar Financial Services Corporation 2120 West End Avenue Nashville, TN 37203	Secretary of State, Illinois	X				6110592	11/12/02	Three (3) Caterpillar D7RIIXR Track-Type Tractors.

Great Lakes Dredge & Dock Company 2122 York Road Oak Brook, IL 60521	Caterpillar Financial Services Corporation 2120 West End Avenue Nashville, TN 37203	Secretary of State, Illinois	X				6111378	11/12/02	Two (2) New 966G Caterpillar Wheel Loaders.

Great Lakes Dredge & Dock Company 2122 York Road Oak Brook, IL 60521	Caterpillar Financial Services Corporation 2120 West End Avenue Nashville, TN 37203	Secretary of State, Illinois	X				6704646	03/17/03	One (1) Caterpillar D7RII Track-Type Tractor.

Great Lakes Dredge & Dock Company 2122 York Road Oak Brook, IL 60521	Caterpillar Financial Services Corp. 2120 West End Avenue Nashville, TN 37203	Secretary of State, Illinois	X				6837557	04/11/03	Two (2) Caterpillar 966GII Wheel Loaders.

Great Lakes Dredge & Dock Company 2122 York Road Oak Brook, IL 60521	Caterpillar Financial Services 2120 West End Avenue Nashville, TN 37203	Secretary of State, Illinois	X				7446918	08/20/03	Three (3) Caterpillar D7RII Track Type Tractors.

Great Lakes Dredge & Dock 2122 York Road Oak Brook, IL 60521	Hoss Equipment Co. 3131 N Hwy 161 Irving, TX 75062	Secretary of State, Illinois	X				7655010	10/06/03	1 Caterpillar D8N Crawler Tractor.

Great Lakes Dredge & Dock Co. 2122 York Road Oak Brook, IL 60523	Technical & Scientific Applications, Inc. 2040 W. Sam Houston Pkwy N. Houston, TX 77043	Secretary of State, Illinois	X				4040925	05/25/99	1 x HP C2859B 650c DesignJet Plotter.

Great Lakes Dredge & Dock Co. 2122 York Road Oak Brook, IL 60523	Technical & Scientific Applications, Inc. 2040 W. Sam Houston Pkwy N. Houston, TX 77043	Secretary of State, Illinois	X				479611	02/10/00	Termination of file #4040925 filed 05/25/99.

Debtor (as shown on statement)	Secured Party (as shown on statement)	Jurisdiction	UCC	Fix	Liens	Suits & Judg	File No.	File Date	Search Results Comments/Collateral
Great Lakes Dredge & Dock 9515 Deereco Rd. Suite 810 Timonium, MD 21093	Furnival State Machinery Co. 2240 Bethlehem Pike Hatfield, PA 19440	Secretary of State, Maryland	X				0000000131728681	06/21/93	(1) Dresser TD15E LGP.

Great Lakes Dredge & Dock 3811 Bew Gate Avenue Baltimore, MD 21224	L. B. Smith, Inc. 7430 Montevideo Road Jessup, MD 20794	Secretary of State, Maryland	X				003910000004358	01/12/99	P & H Model CN128 Rough Terrain Crane.

Great Lakes Dredge & Dock Company Pier 6 3811 Newgate Rd. Baltimore, MD 21224	Caterpillar Financial Services Corporation 10440 Little Patuxent Pkwy. Suite 1200 Columbia, MD 21044	Secretary of State, Maryland	X				0000000181050374	06/22/00	One Caterpillar D8R Track-Type Loader and one Caterpillar D8R Track-Type Loader.

Great Lakes Dredge & Dock Company 3811 Newgate Ave., Pier 6 Baltimore, MD 21224	Caterpillar Financial Services Corporation 10440 Little Patuxent Pkwy. Suite 1200 Columbia, MD 21044	Secretary of State, Maryland	X				0000000181052620	07/12/00	One Caterpillar IT38G Integrated Toolcarrier.

Great Lakes Dredge & Dock Company 2122 York Road Oak Brook, IL 60521	United Jersey Bank/Central, N.A. 301 Carnegie Center CN 5316 Princeton, NJ 08543	Secretary of State, New Jersey	X				1424631	11/01/91	Debtor’s interest as a joint venturer in the equipment and other personal property described on Schedule A attached hereto and made a part hereof, owned by Amboy Aggregates Joint Venture [also known as “McCormack Aggregates” and composed of Great Lakes Dredge and Dock Company and Ralph Clayton & Sons Materials, L.P.], and any substitutions and replacements thereof whether owned or hereafter acquired and all cash and non-cash proceeds therefrom.

Great Lakes Dredge & Dock Company 2122 York Road Oak Brook, IL 60521	United Jersey Bank/Central, N.A. 301 Carnegie Center CN 5316 Princeton, NJ 08543	Secretary of State, New Jersey	X				1424631	05/15/96	Continuation of file #1424631 filed 11/01/91.

Great Lakes Dredge & Dock Company 2122 York Road Oak Brook, IL 60521	Fleet National Bank, successor by merger to Summit Bank f/k/a United Jersey Bank/Central, N.A. 301 Carnegie Center Princeton, NJ 08543	Secretary of State, New Jersey	X				1424631	05/22/01	Continuation of file #1424631 filed 11/01/91.

Debtor (as shown on statement)	Secured Party (as shown on statement)	Jurisdiction	UCC	Fix	Liens	Suits & Judg	File No.	File Date	Search Results Comments/Collateral

Great Lakes Dredge & Dock Company c/o The Corporation Trust Company, as Agent 820 Bear Tavern Road Trenton, NJ 08628	Great Lakes Business Trust 1998-1 through its trustee Wilmington Trust Company 1100 North Market Street Wilmington, DE 19890	Secretary of State, New Jersey	X				1873836	11/20/98	All right, title and interest in and to the Bay Contract and to the OFE Construction Contracts.

Great Lakes Dredge & Dock Company	Great Lakes Business Trust 1998-1 through its trustee Wilmington Trust Company	Secretary of State, New Jersey	X				1873836	06/09/03	Continuation of file #1873836 filed 11/20/98.

Great Lakes Dredge & Dock Company 2122 York Road Oak Brook, IL 60512	Caterpillar Financial Services 2120 West End Avenue Nashville, TN 37203	Secretary of State, New Jersey	X				21860256	10/31/03	Copy of UCC not available at the state. Certified Certificate from State Treasurer included.

Great Lakes Dredge & Dock Company 2122 York Road Oak Brook, IL 60512	BCC Equipment Leasing Corporation 3780 Kilroy Airport Way Suite 750 Long Beach, CA 90806	Secretary of State, New Jersey	X				2119462-7	08/28/02	Although it is not the intent of the parties that a security interest has been created, this financing statement is filed for precautionary purposes only in connection with the Bareboat Charter Agreement dated August 27, 2002 between the Debtor and Secured Party concerning the U.S. flag vessel GL-65, Official No. 1132500.

Great Lakes Dredge & Dock Company 2122 York Road Oak Brook, IL 60512	BCC Equipment Leasing Corporation 3780 Kilroy Airport Way Suite 750 Long Beach, CA 90806	Secretary of State, New Jersey	X				2132783-4	11/26/002	5,000 cubic meter Hopper Dredge initially known as the “Liberty Island”.

Great Lakes Dredge & Dock Company 2122 York Road, 2nd Floor Oak Brook, IL 60523	Kinetic Leasing, Inc. 825 28th St. SW, Suite D Fargo, ND 58103	Secretary of State, New Jersey	X				2160479-9	05/22/03	Equipment described as a 24 x 56 Modular Office, and leased pursuant to that certain Equipment Lease Agreement No. 11050204 dated November 13, 2002 between Great Lakes Dredge & Dock Co. as Lessee and Kinetic Leasing, Inc. as Lessor and all modifications thereto and replacements thereof and substitutions therefore.

Great Lakes Dredge & Dock Company 2122 York Road Oak Brook, IL 60521	Great Lakes Business Trust 1998-1 through its trustee Wilmington Trust Company 1100 North Market Street Wilmington, DE 19890	Secretary of State, New Jersey	X				2162443-8	06/09/03

The financing statement is filed in lieu of continuation for the following previously filed financing statements, each of which remains effective.

10/30/1998, 9848672, DE SOS

10/30/1998, 3933593, IL SOS

11/04/1998, 2081082, MN SOS

All right, title and interest in and to the Bay Contract and to the OFE Construction Contracts.

Debtor (as shown on statement)	Secured Party (as shown on statement)	Jurisdiction	UCC	Fix	Liens	Suits & Judg	File No.	File Date	Search Results Comments/Collateral
Great Lakes Dredge & Dock Company 2122 York Road Oak Brook, IL 60521	Ameritech Credit Corporation 2550 West Golf Road Rolling Meadows, IL 60008	Secretary of State, New York	X				120249	06/16/99	All equipment and other items including all additions, upgrades and accessions thereto and all rights, leased, licensed or otherwise provided to Lessee under Lease No. 001-0000792-005, dated 5/27/99, between Lessor and Lessee: (1) Manitowoc Model 4600 Vicon Series 3 Crane.

Great Lakes Dredge & Dock Company 2122 York Road Oak Brook, IL 60521	Ameritech Credit Corporation 2550 West Golf Road Rolling Meadows, IL 60008	Secretary of State, New York	X				196066	09/29/99	Amendment of file #120249 filed 06/16/99 to amend collateral description to read: All equipment and other items including all additions, upgrades and accessions thereto and all rights, leased, licensed or otherwise provided to Lessee under Lease No. 001-0000782-005, dated 5/27/99, between Lessor and Lessee: (1) Manitowoc Model 4600 Vicon Series 3 Crane.

Great Lakes Dredge & Dock Company 2122 York Road Oak Brook, IL 60521	Pitney Bowes Credit Corporation 27 Waterview Drive Shelton, CT 06484	Richmond County, New York	X				99-49	01/08/99	One (1) Completely rebuilt Manitowoc 4600 Series 3 Crane.

Great Lakes Dredge and Dock Company 2122 York Road Oak Brook, IL 60521	Ameritech Credit Corporation 2550 West Golf Road Rolling Meadows, IL 60008	Richmond County, New York	X				99-1635	08/02/99	Lease No. 001-0000792-005 dated 5/27/99 between Lessor and Lessee: (1) Manitowoc Model 4600 Vicon Series 3 Crane.

Great Lakes Dredge and Dock Company 2122 York Road Oak Brook, IL 60521	Ameritech Credit Corporation 2550 West Golf Road Rolling Meadows, IL 60008	Richmond County, New York	X				99-2115	10/06/99	Amendment of file #99-1635 filed 08/02/99 to amend collateral to Lease No. 001-0000782-005 dated 5/27/99 between Lessor and Lessee: (1) Manitowoc Model 4600 Vicon Series 3 Crane.

Great Lakes Dredge & Dock 2122 York Road Oak Brook, IL 60521	Hoss Equipment Co. 3131 N. Hwy. 161 Irving, TX 75062	Secretary of State, Texas	X				00-628922	11/20/00	1 Caterpillar D9N Crawler Tractor; 1 Balderson BD9U U Dozer and 1 Caterpillar 58 Winch.

Great Lakes Dredge & Dock 2122 York Road Oak Brook, IL 60521	Hoss Equipment Co. 3131 N. Hwy. 161 Irving, TX 75062	Secretary of State, Texas	X				00-635755	12/04/00	1 Caterpillar D9R Crawler Tractor; 1 Balderson Dozer and 1 Caterpillar 58 Winch.

NORTH AMERICAN SITE DEVELOPERS, INC.

North American Site Developers, Inc.	—	Secretary of State, California			X		0133460700	11/30/01	State Tax Liens on file: $2,286.05 to Employment Development Department.

Debtor (as shown on statement)	Secured Party (as shown on statement)	Jurisdiction	UCC	Fix	Liens	Suits & Judg	File No.	File Date	Search Results Comments/Collateral
North American Site Developers Inc. 218 Lincoln Street Allston, MA 02134	C. N. Wood Co., Inc. 62 Cambridge Street Burlington, MA 01803 Assignee: KDC Financial Limited Partnership 1333 W. Butterfield Suite 600 Downers Grove, IL 60515	Secretary of State, Massachusetts	X				589345	11/09/98	One (1) Komatsu Wheel Loader.

North American Site Developers Inc. 218 Lincoln Street Allston, MA 02134	Williams Scotsman Inc. 8211 Town Center Drive Baltimore, MD 21236	Secretary of State, Massachusetts	X				604318	01/19/99	Debtor grants to the Secured Party a security interest in a certain 60’ x 12’ mobile office, serial number LPW 21071, located in Boston Massachusetts.

North American Site Developers, Inc. 218 Lincoln Street Boston, MA 02134	Logan Equipment Corporation 800 Hartford Pike Shrewsbury, MA 01545 Assignee: Associates Commercial Corporation 7711, P.O. Box 168647 Irving, TX 75016	Secretary of State, Massachusetts	X				610960	02/17/99	One (1) New Hypac, Model C830B Roller.

North American Site Developers Inc. P.O. Box 326 Allston, MA 02134	C.N. Wood Co., Inc. 62 Cambridge Street Burlington, MA 01803 Assignee: Komatsu Financial Limited Partnership 1333 Butterfield Road Downers Grove, IL 60516	Secretary of State, Massachusetts	X				648018	07/21/99	One (1) new Komatsu Hydraulic Excavator.

North American Site Developers 218 Lincoln Street Allston, MA 02134	C. N. Wood Co., Inc. 62 Cambridge Street Burlington, MA 01803	Secretary of State, Massachusetts	X				662586	09/27/99	One (1) Komatsu Wheel Loader.

North American Site Developers, Inc. 218 Lincoln Street Boston, MA 02134	NationsRent USA, Inc. 800 Hartford Pike Shrewsbury, MA 01545 Assignee: Associates Commercial Corporation 777, P. O. Box 168647 Irving, TX 75016	Secretary of State, Massachusetts	X				665168	10/06/99	One (1) 1996 Hypac, Model C850B Roller.

Debtor (as shown on statement)	Secured Party (as shown on statement)	Jurisdiction	UCC	Fix	Liens	Suits & Judg	File No.	File Date	Search Results Comments/Collateral
North American Site Developers, Inc. 218 Lincoln Street Allston, MA 02134	C. N. Wood Co., Inc. 62 Cambridge Street Burlington, MA 01803 Assignee: Komatsu Financial Limited Partnership 1333 Butter Field Rd. Suite 600 Downers Grove, IL 60515	Secretary of State, Massachusetts	X				671426	11/01/99	1 New Komatsu Hydraulic Excavator.

North American Site Developers, Inc. P O Box 326 Allston, MA 02134	Caterpillar Financial Services Corporation 2120 West End Avenue P. O. Box 340001 Nashville, TN 37203	Secretary of State, Massachusetts	X				777591	02/07/01	One (1) new Caterpillar 416C Backhoe Loader.

North American Site Developers, Inc. 218 Lincoln Street Allston, MA 02134	Caterpillar Financial Services Corporation 2120 West End Avenue P. O. Box 340001 Nashville, TN 37203	Secretary of State, Massachusetts	X				777593	02/07/01	One (1) new Caterpillar 416C Backhoe Loader.

North American Site Developers, Inc. 218 Lincoln Street Allston, MA 02134	Caterpillar Financial Services Corporation 2120 West End Avenue P. O. Box 340001 Nashville, TN 37203	Secretary of State, Massachusetts	X				200101548450	04/13/01	Three Caterpillar 226 Skid Steer Loader.

North American Site Developers, Inc. P.O. Box 326 218 Lincoln Street Allston, MA 02134	C.N. Wood Co., Inc. 62 Cambridge Street Burlington, MA 01803	Secretary of State, Massachusetts	X				200101592660	04/17/01	Lease of Komatsu Excavator.

North American Site Developers, Inc. 218 Lincoln Street Allston, MA 02134	Komatsu Financial Limited Partnership 1333 W. Butterfield Road Suite 600 Downers Grove, IL 60515	Secretary of State, Massachusetts	X				200208864750	02/05/02	1 (one) Komatsu PC75R-2 Hydraulic Excavator.

North American Site Developers, Inc. 218 Lincoln Street Allston, MA 02134	C.N. Wood Co., Inc. 200 Merrimac Street Woburn, MA 01801	Secretary of State, Massachusetts	X				200323113090	08/18/03	Lease of Komatsu Excavator.

Debtor (as shown on statement)	Secured Party (as shown on statement)	Jurisdiction	UCC	Fix	Liens	Suits & Judg	File No.	File Date	Search Results Comments/Collateral
North American Site Developers, Inc. 218 Lincoln Street Allston, MA 02134	The Hibernia Savings Bank 731 Hancock Street Quincy, MA 02170	Boston City, Massachusetts	X				392046	07/15/96	Numerous Melrose Bobcat equipment, etc. listed on attached Schedule A.

North American Site Developers, Inc.	Eastern Bank	Boston City, Massachusetts	X				434703	06/25/01	Continuation of file #392046 filed 07/15/96.

North American Site Developers, Inc. 218 Lincoln Street Allston, MA 02134	Eastern Bank 270 Union Street Lynn, MA 01901	Boston City, Massachusetts	X				412180	11/10/98	Daewoo Wheel Loader Model Mega 400-111.

North American Site Developers, Inc. 218 Lincoln Street Allston, MA 02134	C.N. Wood Co., Inc. 62 Cambridge Street Burlington, MA 01803 Assignee: KDC Financial Limited Partnership 1333 W. Butterfield Suite 600 Downers Grove, IL 60515	Boston City, Massachusetts	X				412181	11/10/98	One (1) Komatsu WA500-3L Wheel Loader.

North American Site Developers, Inc. 218 Lincoln Street Allston, MA 02134	Logan Equipment Corporation 800 Hartford Pike Shrewsbury, MA 01545 Assignee: Associates Commercial Corporation 7711, P.O. Box 168647 Irving, TX 75016	Boston City, Massachusetts	X				413659	01/11/99	One (1) New Hypac, Model C830B Roller.

North American Site Developers Inc. 218 Lincoln Street Allston, MA 02134	Williams Scotsman Inc. 8211 Town Center Drive Baltimore, MD 21236	Boston City, Massachusetts	X				413876	01/19/99	Debtor grants to the Secured Party a security interest in a certain 60’ x 12’ mobile office, serial number LPW 21071, located in Boston Massachusetts.

North American Site Developers, Inc. 218 Lincoln Street Allston, MA 02134	Woodco Machinery, Inc. 22 North Maple Street Woburn, MA 01801 Assignee: Volvo Commercial Finance LLC The Americas 7823 National Service Road Greensboro, NC 27409	Boston City, Massachusetts	X				418339	07/16/99	1999 Samsung Model SE170W-3 Excavator.

Debtor (as shown on statement)	Secured Party (as shown on statement)	Jurisdiction	UCC	Fix	Liens	Suits & Judg	File No.	File Date	Search Results Comments/Collateral
North American Site Developers, Inc. P.O. Box 326 Allston, MA 02134	C.N. Wood Co., Inc. 62 Cambridge Street Burlington, MA 01803 Assignee: Komatsu Financial Limited Partnership 1333 Butterfield Road Downers Grove, IL 60515	Boston City, Massachusetts	X				418942	08/09/99	One (1) new Komatsu PC600LC-6 Hydraulic Excavator.

North American Site Developers 218 Lincoln Street Allston, MA 02134	C.N. Wood Co., Inc. 62 Cambridge Street Burlington, MA 01803	Boston City, Massachusetts	X				420060	09/27/99	Lease of Komatsu PC400LC-6.

North American Site Developers, Inc. 218 Lincoln Street Allston, MA 02134	C. N. Wood Co., Inc. 62 Cambridge Street Burlington, MA 01803 Assignee: Komatsu Financial Limited Partnership 133 Butter Field Rd. Suite 600 Downers Grove, IL 60515	Boston City, Massachusetts	X				420238	10/05/99	(1) New Komatsu Hydraulic Excavator.

North American Site Developers, Inc. 218 Lincoln Street Boston, MA 02134	NationsRent USA, Inc. 800 Hartford Pike Shrewsbury, MA 01545 Assignee: Associates Commercial Corporation 7711, P.O. Box 168647 Irving, TX 75016	Boston City, Massachusetts	X				420298	10/07/99	One (1) 1996 Hypac, Model C850B Roller.

North American Site Developers 218 Lincoln Street Allston, MA 02134	C. N. Wood Co., Inc. 62 Cambridge Street Burlington, MA 01803 Assignee: Komatsu Financial Limited Partnership 1333 Butterfield Rd. Suite 600 Downers Grove, IL 60515	Boston City, Massachusetts	X				425306	05/06/00	(1) New Komatsu Hydraulic Excavator.

North American Site Developers, Inc. 218 Lincoln Street Allston, MA 02134	Eastern Bank 270 Union Street Lynn, MA 01901	Boston City, Massachusetts	X				426710	07/05/00	ID#KM2497 Model PC400LC-6 Serial #A80346.

Debtor (as shown on statement)	Secured Party (as shown on statement)	Jurisdiction	UCC	Fix	Liens	Suits & Judg	File No.	File Date	Search Results Comments/Collateral
North American Site Developers, Inc. 218 Lincoln Street, Box 326 Allston, MA 02134	Caterpillar Financial Services Corporation 2120 West End Avenue P.O. Box 340001 Nashville, TN 37203	Boston City, Massachusetts	X				428743	10/04/00	One Caterpillar D5C HST Track-Type Tractor.

North American Site Developers, Inc. P O Box 326 Allston, MA 02134	Caterpillar Financial Services Corporation 2120 West End Avenue P.O. Box 340001 Nashville, TN 37203	Boston City, Massachusetts	X				431579	02/07/01	One (1) New Caterpillar 416C Backhoe Loader.

North American Site Developers, Inc. 218 Lincoln Street Allston, MA 02134	Caterpillar Financial Services Corporation 2120 West End Avenue P.O. Box 340001 Nashville, TN 37203	Boston City, Massachusetts	X				431580	02/07/01	One (1) New Caterpillar 416C Backhoe Loader.

North American Site Developers, Inc. 218 Lincoln Street Allston, MA 02134	Caterpillar Financial Services Corporation 2120 West End Avenue P.O. Box 340001 Nashville, TN 37203	Boston City, Massachusetts	X				433087	04/13/01	Three Caterpillar 226 Skid Steer Loader.

North American Site Developers, Inc. P.O. Box 326 218 Lincoln Street Allston, MA 02134	C.N. Wood Co., Inc. 62 Cambridge Street Burlington, MA 01803	Boston City, Massachusetts	X				433185	04/17/01	Lease of Komatsu PC220LC-6 Excavator.

Schedule 5.7

Insurance

Coverage	Effective Date	Expiration Date	Insurer	Policy Number	Maximum Limit	Maximum Deductible
Hull & Machinery	31-Jul-03	31-Jul-04	Lloyd’s, British Companies	LH0344952	$54,600,000	$250,000

Hull & Machinery (Bahrain)	31-Jul-03	31-Jul-04	Bahrain Kuwait Insurance Company	MARH01662-02	$16,000,000	$250,000

Hull War Risks	31-Jul-03	31-Jul-04	Lloyd’s	LH0344953	$16,000,000	$500,000

Business Property and Commercial Inland Marine	31-Jul-03	31-Jul-04	Travelers Property Casualty	QT-660-307D565A-TIL-03	$5,200,000	Equipment: $100,000 Property: $10,000 (except flood/earthquake)

Contractor’s Equipment (Bahrain)	31-Dec-02	31-Dec-03	Bahrain Kuwait Insurance Company	CPM/11630/02	$1,000,000	$20,000

Commercial General Liability	1-Oct-03	1-Oct-04	American Home Assurance Company	GL 933-28-61	$250,000	$750,000 self-insured retention

Automobile Liability (All Other States)	1-Oct-03	1-Oct-04	American Home Assurance Company	CA 826-15-12	$1,000,000	$500,000

Automobile Liability (Texas)	1-Oct-03	1-Oct-04	American Home Assurance Company	CA 826-15-13	$1,000,000	$500,000

Automobile Liability (Massachusetts)	1-Oct-03	1-Oct-04	American Home Assurance Company	CA 826-15-14	$1,000,000	$500,000

Workers’ Compensation and Employer’s Liability	1-Oct-03	1-Oct-04	American Home Assurance Company	WC 643-59-29	$1,000,000	$500,000

Coverage	Effective Date	Expiration Date	Insurer	Policy Number	Maximum Limit	Maximum Deductible
Workers’ Compensation and Employer’s Liability (California)	1-Oct-03	1-Oct-04	American Home Assurance Company	WC 643-59-30	$1,000,000	$500,000

Workers’ Compensation and Employer’s Liability (New Jersey)	1-Oct-03	1-Oct-04	American Home Assurance Company	WC 643-59-31	$1,000,000	$500,000

U.S. Longshore and Harbor Workers’ Compensation	1-Oct-03	1-Oct-04	Signal Mutual Indemnity Association, Ltd.	60045	$10,000,000	$0

Workers’ Compensation and Employer’s Liability (Foreign)	1-Oct-03	1-Oct-04	Insurance Company of the State of Pennsylvania (AIG)	EX56100083	$1,000,000	$0

Excess Liability	31-Jul-03	31-Jul-04	Lloyd’s, British Companies, Liberty Insurance, Fireman’s Fund	LE0381472	$99,000,000 excess of $1,000,000	Underlying

Excess Liability	31-Jul-03	31-Jul-04	X.L. Insurance Company Ltd.	XLMOE-02281	$50,000,000 excess of $100,000,000	Underlying

Protection & Indemnity	20-Feb-03	20-Feb-04	The West of England Ship Owners Mutual Insurance Association (Luxembourg)	00-0/2541P-1-20/02/2003	Per Association Rules (approx. $2.25 billion)	$500,000

Commercial Crime	15-Oct-02	15-Oct-05	Travelers Casualty and Surety Company of America	103936008	$5,000,000	$50,000

Directors’ & Officers’ Liability	5-Dec-02	5-Dec-03	Gulf Insurance Company	GA0349693	$10,000,000	$1,000,000

Excess Directors’ & Officers’ Liability	5-Dec-02	5-Dec-03	Twin City Fire Insurance Company	NDA0101381-02	$10,000,000 excess of $10,000,000	Underlying

Coverage	Effective Date	Expiration Date	Insurer	Policy Number	Maximum Limit	Maximum Deductible
Excess Directors’ & Officers’ Liability	5-Dec-02	5-Dec-03	XL Specialty Insurance Company	ELU81891-02	$5,000,000 excess of $20,000,000	Underlying

Marine Cargo			Lloyd’s		Values shipped	$50,000

Builder’s Risk			Lloyd’s, et al	Lloyd’s - part of Hull policy	As required by contract; must be declared & negotiated	$100,000

Contractor’s All Risks			Lloyd’s		As required by contract

Loss of Hire			Lloyd’s, et al	Part of Hull policy	As required by contract; must be declared & negotiated

Professional Liability	17-Mar-00	17-Mar-04	American International Specialty Lines Insurance Company (AIG)	4763092	$5,000,000	$100,000

Contractor’s Pollution Liability	1-Oct-03	1-Oct-04	American International Specialty Lines Insurance Company (AIG)	CPO 1952175	$5,000,000	$25,000

Owner’s and Contractor’s Protective Liability	23-Jun-03	23-Jun-04	Essex Insurance Company	3CL3258	$1,000,000

Owner’s and Contractor’s Protective Liability	23-Jun-03	23-Jun-04	Essex Insurance Company	3CL3259	$1,000,000

Schedule 5.9

Litigation

None.

Schedule 5.10

Subsidiaries of Holdings

1.	The following table details the name and the jurisdiction of organization of each SUBSIDIARY of HOLDINGS and the percentage of outstanding shares of such SUBSIDIARY held by HOLDINGS:

Subsidiary	Jurisdiction of Organization	Owner(s) of Outstanding Shares	Percentage of Shares Owned by HOLDINGS
Great Lakes Dredge & Dock Company*	NJ	HOLDINGS	100%
North American Site Developers, Inc.	MA	HOLDINGS C. Berardi	85%
Great Lakes Caribbean Dredging, Inc.*	DE	HOLDINGS	100%
Dawson Marine Services Company*	DE	HOLDINGS	100%

2.	The following table details the name, the jurisdiction of organization and the outstanding options of the SUBSIDIARIES of GLDDC and the percentage of outstanding shares of such SUBSIDIARY held by GLDDC:

Subsidiary	Jurisdiction of Organization	Owner of Outstanding Shares	Percentage of Shares Owned
Fifty-Three Dredging Corporation	NJ	GLDDC	100%
Lydon Dredging & Construction Company, Ltd.	Canada	GLDDC	100%

Note that from time to time shell corporations are formed in foreign jurisdictions for bidding purposes. Such SUBSIDIARIES do not own any material assets.

Schedule 5.11

Real Property

Owned Real Property

1.	2747 Richmond Terrace, Staten Island, New York 10303 (Block 1109, Lot 31, Newark Bay, New York).

Leased Real Property

None.

Schedules 5.12 and 5.13

Equipment and Vessels

GL No.	Vessel Type	Vessel Name	USCG Cert. of Doc.	Leased
101	Hydraulic Dredge	Alaska*	X
102	Hydraulic Dredge	Georgia	X
104	Hydraulic Dredge	Florida	X
105	Hydraulic Dredge	Illinois*	X
107	Hydraulic Dredge	California*	X
109	Idler Barge	G.L. 10	X
110	Hydraulic Dredge	Carolina*	X
118	Hydraulic Dredge	Texas	X	X
130	Clamshell Dredge	No. 50[1]	X
131	Clamshell Dredge	G.L. 51*	X
132	Clamshell Dredge	G.L. 55*	X
133	Clamshell Dredge	No. 53*	X
134	Clamshell Dredge	G.L. 54*	X
140	Hopper Dredge	Manhattan Island*	X
141	Hopper Dredge	Sugar Island*	X
142	Hopper Dredge	Dodge Island*	X
143	Hopper Dredge	Padre Island*	X
144	Hopper Dredge	Northerly Island	X
145	Hopper Dredge	Long Island	X
147	Hopper Dredge	Liberty Island	X	X
202	Barge Unloader	Unloader No. 2*	X
211	Hydraulic Booster	G.L.139*	X
229/534	Drill Boat	Apache*	X
305	Tug	Melvin E. Lemmerhirt*	X
432	Dump Barge	G.L. 32[2]*	X
433	Dump Barge	G.L. 33*	X
463	Dump Barge	G.L. 63*	X
464	Dump Barge	G.L. 64*	X
490	Hopper Barge	G.L. 230*	X
491	Hopper Barge	G.L. 231*	X
492	Hopper Barge	G.L. 232*	X

[1]	Sale pending for this asset.
[2]	Collateral, but net book value is not in excess of $750,000.

535	Deck Barge	G.L. 177*	X
544	Deck Barge	Erin C.[3]*	X
575	Jack-Up Barge	Reggie G*.	X
576	Booster Barge	G.L. 130	X
590	Walking Idler Spud Barge	G.L. 144	X
591	Walking Idler Spud Barge	G.L. 142	X
593	Idler Barge	Key West	X
594	Idler Barge	G.L. 141	X
601	Derrick Barge	GL - 61	X
608	Derrick Barge	G.L. 68	X
719	Pontoon Tanks	Pontoon Tanks (multiple)

[3]	Collateral, but net book value is not in excess of $750,000.

Schedule 6.4

Insurers

Reference is made to those insurance companies and associations set forth on Schedule 5.7.

Schedule 6.12

Debt and Contingent Liabilities

1.	DEBT and all other obligations under the EXISTING CREDIT AGREEMENT, which shall be repaid as contemplated by the BANK LOAN FACILITY.

2.	DEBT evidenced by those certain Junior Subordinated Promissory Notes, dated as of April 24, 2001, in an aggregate initial principal amount of $3,000,000 executed and delivered by NASDI and made payable to certain former non-management stockholders of NASDI, which shall be repaid in full as contemplated by Section 4.1(i) of the BANK LOAN FACILITY.

Schedule 6.15

Investments

1.	Investments relating to that certain Joint Venture Agreement, dated January 24, 1989, between GLDDC and Ralph Clayton & Sons Materials, LP (Amboy Aggregates Joint Venture).

2.	Investments relating to that certain Joint Venture Agreement, dated August 29, 2002, among Connolly-Pacific Company, GLDDC and Manson Construction Co. (LA Deepening Project).

3.	Investments relating to that certain Joint Venture Agreement, dated October 4, 2002, between Bean Stuyvesant, L.L.C. and GLDDC (KVK Project).

Schedule 6.17

Affiliate Transactions

Certain employees of NASDI formed J.D.C. Soil Management & Development LLC, a Massachusetts limited liability company, to operate a business involving the removal and disposal of soil and other materials (“JDC LLC”). It is contemplated that JDC LLC will be merged with and into a newly-formed, wholly-owned Subsidiary of HOLDINGS subsequent to the effectiveness of the Agreement and become an INDEMNITOR.